UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

CARILLON SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-1000

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Shareholders

Annual Reportand Investment Performance Review for the fiscal year ended October 31, 2020Equity FundsCarillon ClariVest Capital Appreciation Fund Carillon ClariVest International Stock Fund Carillon Cougar Tactical Allocation Fund Carillon Eagle Growth & Income Fund Carillon Eagle Mid Cap Growth Fund Carillon Eagle Small Cap Growth Fund Carillon Scout International Fund Carillon Scout Mid Cap Fund Carillon Scout Small Cap FundFixed Income FundsCarillon Reams Core Bond Fund Carillon Reams Core Plus Bond Fund Carillon Reams Unconstrained Bond Fund Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your financial intermediary electronically by going to carillontower.com/eDelivery. You may elect to receive all future reports in paper free of charge. You can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.421.4184, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing a Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper from a Fund will apply to all Funds held with the Carillon Mutual Funds or your financial intermediary, as applicable.880 Carillon Parkway    | St. Petersburg, FL 33716    | 800.421.4184    | carillontower.comNot FDIC Insured May Lose Value No Bank GuaranteeCarillon Fund Distributors, Inc. , Member FINRA

Table of Contents

President’s Letter1
Performance Summary and Commentary 2
Growth of a $10,000 Investment 8
Description of Indices11
Investment Portfolios
Carillon ClariVest Capital Appreciation Fund12
Carillon ClariVest International Stock Fund13
Carillon Cougar Tactical Allocation Fund14
Carillon Eagle Growth & Income Fund15
Carillon Eagle Mid Cap Growth Fund16
Carillon Eagle Small Cap Growth Fund17
Carillon Scout International Fund19
Carillon Scout Mid Cap Fund 20
Carillon Scout Small Cap Fund22
Carillon Reams Core Bond Fund24
Carillon Reams Core Plus Bond Fund28
Carillon Reams Unconstrained Bond Fund32

Statements of Assets and Liabilities36
Statements of Operations39
Statements of Changes in Net Assets 42
Financial Highlights45
Notes to Financial Statements53
Report of Independent Registered Public Accounting Firm67
Understanding Your Ongoing Costs69
Renewal of Investment Advisory and Subadvisory Agreements71
Principal Risks74
Trustees and Officers 83

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President’s Letter

Dear Fellow Shareholders:

I sincerely hope this letter finds you healthy and well.

We are pleased to present the annual report and investment performance review of the Carillon Family of Funds for the 12-month period ending October 31, 2020.

The past four quarters have been a period of significant events, challenges, and opportunities. While the COVID-19 pandemic has created a different operating environment, our commitment to helping you achieve your financial goals remains the same. The dedicated people of our fund family are operating efficiently and dealing effectively with these dynamics.

The past year has been unpredictable, underscored by the health, social, and economic impacts of the coronavirus. In addition, geopolitical uncertainty, social protest, uneven regional and industry level responses, and contentious national and international elections have created a dynamic environment. As the fiscal year began, the American economy appeared generally strong, with low unemployment and positive outlook. In March, the quickest “bear market” in history was followed by historic monetary and fiscal stimulus from the United States government and governments globally. We remain in the volatile “bull market” that has followed, as the pandemic continues to affect governments, industries, and markets in different ways.

This year is another reminder—if any was needed—that investment markets can be extremely volatile. However, I believe that investors should practice patience and not lose their long-term focus. Now may be a good time to work with your financial professional and to be particularly deliberate in your investment planning and decision-making.

We see opportunity in market volatility for our investment managers and their research-driven strategies. In these market environments, experienced, research-based teams can consider specific investment opportunities that have the potential to offer longer term results. Carillon’s diverse array of strategies, including small-cap, mid-cap, large-cap, and international equities, and fixed-income, can help investors navigate current conditions and build toward long-term goals.

We invite you to read the commentaries in this report in which our Portfolio Managers discuss their specific funds. As with all investments, investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the Investment objectives, risks, charges, and expenses of any fund before you invest. Contact us at 800.421.4184, call your financial professional, or visit carillontower.com for a prospectus or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of the Carillon Family of Funds and hope we can continue to be a partner in helping you seek your long-term financial goals.

Sincerely,

J. Cooper Abbott, CAIA, CFA

President

December 18, 2020

This commentary reflects the President’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at carillontower.com.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund

Portfolio Managers  |  David J. Pavan, CFA®, Ed Wagner, CFA®, C. Frank Feng, Ph.D., and Todd N. Wolter, CFA® of ClariVest Asset Management LLC, are Portfolio Co-Managers of the Carillon ClariVest Capital Appreciation Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Pavan and Wagner and Dr. Feng have been Portfolio Co-Managers since June 2013. Mr. Wolter has served as the fund’s Portfolio Co-Manager since February 2019.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 22.00%, underperforming its benchmark index, the Russell 1000® Growth Index, which returned 29.22%. The Fund underperformed the benchmark primarily due to stock selection in the consumer discretionary and information technology sectors. Nevertheless, stock selection in the industrials sector contributed to performance during the period. An underweight to the industrials sector and an overweight to the information technology sector also contributed to performance, while the Fund lost ground due to an overweight position in the consumer staples sector and an underweight position in the consumer discretionary sector. Given our consistent commitment to investing in growth issuers underappreciated by the market, characterized by strong recent earnings and still trading at a discount, it is not surprising that we have lagged in this market, which has been driven by extreme valuations. Given our dedication to value, this presented a challenging environment for our strategy. Over the long term, investing in companies with earnings has clearly been a successful approach. However, this approach may not perform the same in all market environments, and we recognize that there will be challenging periods. Given high volatility (due to the COVID-19 pandemic and political instability) and scarce growth, investors appeared to pay a premium for any growth they could find during the fiscal year. During the last year, as usual, we worked to keep the portfolio’s risk near the overall market as a whole. As we considered positioning, we weighed the duration and magnitude of the economic shock caused by the pandemic, versus the timing and effectiveness of the macro policy responses to the crisis. In particular, we reduced exposure to areas that we felt were likely to experience a profound impact on their earnings such as airlines, retail, and commercial real estate. Companies with resilient growth prospects can be an attractive buy when their shares are buffeted by indiscriminate selling. On the other hand, we believe that companies that face prolonged fundamental challenges, with weak balance sheets and heavy reliance on continued bailouts are likely to struggle. While macro distortions can cause extreme dislocations from long-term fundamentals, we believe that investor behavioral biases (for example, relying on pre-existing information) continue to occur. This time is no different, and we believe we are extremely well-positioned to capitalize as markets once again cycle. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  David Vaughn, CFA®, Alex Turner, CFA® , and Priyanshu Mutreja, CFA®, are Portfolio Co-Managers of the Carillon ClariVest International Stock Fund (the “Fund”). Mr. Vaughn has been responsible for the day-to-day management of the Fund’s investment portfolio since 2013. Mr. Turner has been a Portfolio Co-Manager of the Fund since March 2015 and previously served as Assistant Portfolio Manager of the Fund from its inception in 2013 until March 2015. Mr. Mutreja has been a Portfolio Co-Manager since March 2017 and previously served as Assistant Portfolio Manager of the Fund from March 2015 until March 2017.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned (10.51)%, underperforming its benchmark index, the MSCI-EAFE® Index, which returned (6.86)%. The Fund underperformed the benchmark primarily due to stock selection in the industrials and communication services sectors. Nevertheless, stock selection was strong within the real estate and materials sectors. Stock selection within countries was strongest within Australia and Sweden, while investments in Japan and France detracted from performance. In addition, an overweight position in the Netherlands and an underweight position in the U.K. contributed to performance, while an underweight position in Sweden and an overweight position in Italy detracted from performance. Overweight positions in the information technology and health care sectors also improved performance. Conversely, underweight positions in the consumer staples and industrials sectors detracted from performance. Given our consistent commitment to investing in growth issuers underappreciated by the market, characterized by strong recent earnings and still trading at a discount, it is not surprising that we have lagged in this market, which has been driven by extreme valuations. However, this approach may not perform the same in all market environments, and we recognize that there will be challenging periods. As we considered positioning, we weighed the duration and magnitude of the economic shock caused by the pandemic, against the timing and effectiveness of the macro policy responses to the crisis, and the impact of future epidemiological control measures. In particular, as the pandemic unfolded, we initially reduced exposure to areas that we felt were likely to experience a profound impact on their earnings such as airlines, while adding to more defensive areas such as consumer staples. We subsequently invested in select consumer discretionary and shipping companies, consistent with the advent of the work-from-home/social distancing economy. However, as the likelihood of a successful vaccination roll-out grew, we selected opportunities in some underappreciated areas of the market that we believe will benefit as the economy re-opens and global trade recovers (such as banks) and funded these trades by selling selected consumer staples stocks, such as beverages. While macro distortions can cause extreme dislocations from long-term fundamentals, we believe that investor behavioral biases (for example, relying on pre-existing information) continue to occur. This time is no different, and we believe we are extremely well positioned to capitalize as markets cycle to reward value investing. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

2

Performance Summary and Commentary

Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund

Portfolio Manager  |  Irina Dorogan, CIM®, Amy Steciuk, CFA® and Jason Richey, CFA® are the Portfolio Co-Managers of the Carillon Cougar Tactical Allocation Fund (the “Fund”). Mses. Dorogan and Steciuk have been Portfolio Co-Managers of the fund since April 2020. Mr. Richey has been a Portfolio Co-Manager of the fund since September 2020.

Performance discussion  |  For the fiscal year ended October 31, 2020, Cougar maintained a slightly more defensive stance with an overweight to bonds and cash relative to its benchmark index. This results from a cautiously optimistic view of a post-pandemic macroeconomic environment over the next 12 months. Our probability of a sluggish economic environment (“Stagnation”) decreased from 74% as of October 31, 2019 to 32% as of October 31, 2020. However, “Recession” and “Chaos” probabilities increased over the previous fiscal year, as odds of various tail risks increased and the world experienced COVID-19. Throughout the year, we monitored leading economic indicators, the ongoing importance of both monetary and fiscal policy, and major geopolitical pressure points. The U.S. labor market has recovered more rapidly than expected thus far from the recession caused by the COVID-19 pandemic, though full recoveries can take four to six years. Persistently elevated jobless claims implied a dynamic economy churning toward a new equilibrium in fits and starts. Macroeconomic and geopolitical concerns resulting from the pandemic caused us to also introduce a 5% gold position during January of 2020, as well as increase the cash holdings of the portfolio in April and May 2020. After raising our cash holdings, we maintained a 10% target amid elevated market volatility and interest rates at historical lows. We believed that other potential risks included the unknowns of vaccine science, ongoing tension in the U.S.-China relationship, and an upcoming election season. However, as vaccine timelines firmed and many economic indicators improved faster than economists’ expectations, our Macro Economic Scenario Analysis improved toward the fiscal year end. Our expectation of a broadening recovery going forward caused us to increase our overall equity and gold exposure from 20% in October 2019 to 36% as of October 2020. We remain biased toward U.S. equity exposure in total, though we have established new positions in international and emerging market equities over the previous year.

For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 4.14%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI® Index, which performed 6.19% and 4.89%, respectively. The Fund also underperformed a custom blended index, which is a combination of the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the MSCI ACWI® Index (40%) (the “blended benchmark”), which returned 6.29% for the same period. Primary contributors to this underperformance included exposures to international equities and certain fixed income exposures throughout 2020. While our general bias over the prior year was toward U.S. equity exposure, the fund held both non-U.S. developed and emerging market equity exposure over the previous year, underperforming the benchmark on a relative basis. Additionally, relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund maintained a shorter duration, reducing relative performance as Treasury yields fell markedly during the first quarter of 2020. The fund maintained a 5-10% exposure to high yield credit for the past fiscal year, which underperformed the benchmark. Finally, the fund added a 5% exposure to gold in January and maintains a 7% target allocation as of October 31, 2020, which provided both positive absolute and relative return in 2020. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and Brad Erwin, CFA® are Portfolio Co-Managers of the Carillon Eagle Growth & Income Fund (the “Fund”). Mr. Blount has served as the Fund’s portfolio manager since June 2011. Mr. Hvideberg has served as the Fund’s portfolio manager since August 2014. Mr. Erwin has served as the Fund’s Portfolio Manager since July 2019.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned (1.82)%, underperforming its benchmark index, the S&P 500® Index, which returned 9.71%. Consistent with the Fund’s principal investment strategy, the Fund’s Portfolio Management team (“PM team”) seeks to invest in financially strong companies that pay above-market dividends. The PM team believes that underperformance was due, in part, to a dividend-yield headwind. During the fiscal year, above median dividend paying stocks returned (8.45)%, while the index returned 9.71%. Furthermore, stocks without dividends finished the year up 31.65%. After the onset of the pandemic, the PM team was able to act quickly and sell several stocks that had business models that were negatively impacted from the economic shutdowns. Further, the PM team used the broad market selloff to reinvest in companies, which suddenly had higher yields at more attractive prices and were now appropriate to add to the portfolio. Investments in the real estate, industrials and materials sectors contributed positively to the Fund’s performance relative to the benchmark. Investments in information technology, communication services, and consumer discretionary sectors were detractors from the Fund’s performance. After significant volatility, the U.S. equity market was up 2.77% for the calendar year-to-date through October 31, 2020.

During the fiscal year, the market attempted to balance a global health pandemic with unprecedented stimulus from the U.S. Federal Reserve and Congress. Among the historic economic data readings, a collapse in US consumer spending reflected the steepest monthly decline since 1959, Q1 GDP readings reflected the most significant decline since 2008 (with an estimated record decline in Q2), and the U.S. recorded its highest unemployment rate since the great depression. Balancing these factors, United States M2 Money Supply growth soared to +24% helping provide the credit markets with much needed liquidity. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

3

Performance Summary and Commentary

Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, Eric Mintz, CFA®, and Christopher Sassouni, D.M.D. are Portfolio Co-Managers of the Carillon Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 1998. Mr. Mintz has been a Portfolio Co-Manager of the Fund since March 2011, and previously served as Assistant Portfolio Manager from 2008-2011. Mr. Sassouni has been a Portfolio Co-Manager of the Fund since September 15, 2020 and previously served as Assistant Portfolio Manager from January 2006-September 2020.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 26.01%, outperforming its benchmark index, the Russell Midcap® Growth Index, which returned 21.14%. Despite the volatile market conditions experienced this year, we continued to have a diversified portfolio built for the long-term and refrained from making radical changes in response to the pandemic. With that being said, at the margin, there was a focus on seeking stocks that would benefit from long-term structural changes in the economy. In addition, we wanted to ensure we had adequate exposure to stocks that have been pressured throughout the year and have significant upside in an economic recovery. The ongoing worldwide pandemic served as a catalyst for many of the secular trends the team had identified as attractive from an investment standpoint pre-pandemic. This development aided the fund’s performance in a material way. The fund’s most notably contributing sector was information technology, where the team showed impressive stock selection, specifically in the software industry. Many of the fund’s holdings within information technology were able to benefit from the work-from-home environment, in conjunction with the ongoing digital transformation present in the shift towards cloud computing and ecommerce. Above-benchmark returns within the financials and communication services sectors contributed to the fund’s outperformance but to a lesser extent. Underperformance was seen within the health care and energy sectors, which proved to be a slight drag on the broader positive performance. The Russell Midcap® Growth Index, the Fund’s benchmark index, posted notable gains (up 21.14%) during the 12-months ended October 31, 2020. The benchmark substantially outperformed its Russell Midcap Value Index counterpart (down 6.92%) in a profound manor, as growth and momentum factors vastly outpaced cyclical and value factors during the reporting period. Returns were broadly positive within the Russell Mid Cap® Growth Index, led by considerable strength in the health care (up 39.99%) and information technology (up 28.74%) sectors. The energy sector (down 28.68%) proved to be the sole laggard on a sector basis. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  Bert L. Boksen, CFA®, Eric Mintz, CFA®, and Christopher Sassouni, D.M.D. are Portfolio Co-Managers of the Carillon Eagle Small Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of a portion of the Fund’s investment portfolio since August 1995 and as of 2008, Mr. Boksen has been responsible for the day-to-day management of the entire Fund. Mr. Mintz has been a Portfolio Co-Manager of the Fund since March 2011, and previously served as Assistant Portfolio Manager from 2008-2011. Mr. Sassouni has served as Portfolio Co-Manager of the Fund of the Fund since September 15, 2020 and previously served as Assistant Portfolio Manager of the Fund from March 2015-September 2020.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 19.86%, outperforming its benchmark index, the Russell 2000® Growth Index, which returned 13.37%. Despite the volatile market conditions experienced this year, we continued to have a diversified portfolio built for the long-term and refrained from making radical changes in response to the pandemic. With that being said, at the margin, there was a focus on seeking stocks that would benefit from long-term structural changes in the economy. In addition, we wanted to ensure we had adequate exposure to stocks that have been pressured throughout the year and have significant upside in an economic recovery. The ongoing worldwide pandemic served as a catalyst for many of the secular trends the team had identified as attractive from an investment standpoint pre-pandemic. This development aided the fund’s performance in a material way. Some of these areas include tele-medicine, online sports gambling, and the ongoing shift towards cloud computing. Leading the way on a sector basis was health care, where the team was able to display exceptional stock selection that generated impressive returns on both an absolute and relative basis. Above benchmark returns within the consumer discretionary, consumer staples, and information technology sectors also contributed to the fund’s outperformance, but to a lesser extent. Underperformance was seen within the fund’s industrials, energy, and financials holdings, which proved to be a slight drag on the broader positive performance. The Russell 2000® Growth Index posted strong gains (up 13.37%) during the 12-months ended October 31, 2020. The benchmark outperformed its Russell 2000® Value index counterpart (down 13.93%) in a profound manor, as growth and momentum factors vastly outpaced cyclical and value factors during the reporting period. Returns were broadly positive within the Russell 2000® Growth Index, led by considerable strength in health care (up 36.63%). Energy (down 52.55) proved to be the largest drag on the index’s broader returns, however, real estate (down 12.40%) and utilities (down 10.71%) posted underwhelming results as well. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of this account. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

4

Performance Summary and Commentary

Carillon Scout International Fund	Carillon Scout Mid Cap Fund

Portfolio Managers  |  Michael D. Stack, CFA®, is Lead Portfolio Manager, and Angel M. Lupercio is Portfolio Co-Manager of the Carillon Scout International Fund (the “Fund”). Messrs. Stack and Lupercio have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Stack was Assistant Portfolio Manager of the fund’s predecessor from February 2006 through December 2007; Portfolio Co-Manager of the fund’s predecessor from April 2012 through March 30, 2014; Co-Lead Portfolio Manager of the fund’s predecessor from March 31, 2014 through December 2014; and Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Lupercio served as Portfolio Co-Manager of the fund’s predecessor from 2015 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned (12.03)%, underperforming the Fund’s benchmark index, the MSCI-EAFE® Index, which returned (6.86)%. The Fund’s performance, relative to the benchmark, was primarily driven by stock selection, which had a relative negative effect in six of eleven market sectors. Within the financials sector, stock selection with respect to diversified financial services and insurance stocks detracted from the Fund’s performance. Stock selection within the communication services, consumer discretionary, information technology, and consumer staples sectors also detracted from the Fund’s relative performance. In contrast, stock selection was positive in the materials, industrials and energy sectors. An overweight position to the financials and energy sectors were detractors for the period as they were down (21.15)% and (46.35)%, respectively. The Fund’s underweight position in the real estate sector and overweight position in the consumer staples sector contributed to the Fund’s performance. With respect to country allocations, the Fund’s overweight positioning in Colombia, Turkey, and Peru detracted from performance and overweight positioning in Ireland and Germany contributed to performance . The precipitous drop in global equities seen at the end of the first quarter was very rapid leaving investors wondering how long the pandemic would depress markets. With a long-term philosophy and low turnover, which has benefitted shareholders over the years, the Fund’s portfolio management team (“PM team”) took the opportunity to increase the weight of some securities that the PM team believed had over-corrected in the downturn, maintaining conviction in the stocks in the portfolio. Although the most significant drop in global equity markets lasted only about 5 or 6 weeks during February and March, the subsequent rebound was driven by a narrow cadre of fashionable technology stocks, leaving traditional cyclical stocks languishing. For example, for the year-to-date period through October 31, 2020, the EAFE® Growth Index outperformed its value equivalent by a margin of more than 20%. The Fund’s underperformance during this period was attributable to its holdings in the financials and consumer discretionary sectors. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  G. Patrick Dunkerley, CFA® is the Lead Portfolio Manager, and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Votruba, CFA®, are Portfolio Co-Managers of the Carillon Scout Mid Cap Fund (the “Fund”). Messrs. Dunkerley, Smashey, Indellicate and Votruba have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Dunkerley served as Lead Portfolio Manager of the fund’s predecessor and Mr. Smashey served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Portfolio Co-Managers of the fund’s predecessor from 2011 and 2013, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 9.31%, outperforming the Fund’s benchmark index, the Russell Midcap® Index, which returned 4.12%. During the reporting period and across the large, mid, and small cap equity indices, the performance dispersion between value and growth indices was significant. Within mid-cap indices, the Russell Midcap® Growth Index was up 21.14%, while its value counterpart was down 6.94%. The Fund’s performance relative to the benchmark index was adversely affected by slight underweights to the health care and information technology sectors, which were the two best performing sectors in the Fund’s benchmark index. Stock selection was the primary reason for the Fund’s relative outperformance. Information technology was the largest contributor, particularly within the software industry. Stock selection was also positive in the communication services, financials and consumer sectors. Alternately, stock selection was weak within the materials and utilities sectors. While the Fund’s average cash position was small (under 1%), there was a slight cash drag. Market volatility due to the COVID-19 pandemic was a net benefit to relative performance. The Fund shifted to a more defensive posture during the bear market portion of the pandemic and outperformed the benchmark during the period of significant market weakness in the first quarter of 2020. In addition, the Fund was fortunate to add risk and cyclical exposure in a timely manner starting near the March 2020 lows, which aided outperformance of the benchmark in the subsequent market rebound. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

5

Performance Summary and Commentary

Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund

Portfolio Managers  |  James R. McBride, CFA®, is Lead Portfolio Manager, and Timothy L. Miller, CFA® is Portfolio Co-Manager of the Carillon Scout Small Cap Fund (the “Fund”). Messrs. McBride and Miller have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. McBride was Portfolio Co-Manager of the fund’s predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Miller served as Portfolio Co-Manager of the fund’s predecessor from 2013 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 8.93%, underperforming its benchmark index, the Russell 2000® Growth Index, which returned 13.37%. During the reporting period and across the large, mid, and small cap equity indices, the performance dispersion between value and growth was significant. Within small cap indices, the Russell 2000® Growth Index was up 13.37%, while its value counterpart was down 13.92%. The Fund’s performance was impacted negatively by stock selection, primarily within the health care sector and more specifically, within biotechnology. The small cap biotechnology growth index was up 46.83% over the past twelve months as compared to the small cap healthcare growth index, which was up 36.63%. As of October 31, 2020, biotechnology companies represented 18.09% of the Russell 2000® Growth Index. The Fund has had an underweight position in this industry due to the unprofitability of most biotechnology companies. In addition, stock selection within the consumer discretionary and financials sectors detracted from the Fund’s performance but was partially offset by strong security selection in the information technology and real estate sectors. Fund performance was enhanced by positive allocation effects lead by the underweight to the industrials, real estate, communication services and utilities sectors. As the stock market negatively reacted to the unprecedented COVID-19 pandemic and subsequent economic shutdowns during the first quarter of 2020, the fund modestly underperformed the Russell 2000® Growth Index benchmark . Once the market began to recover from its lows, the fund continued to lag its benchmark as lower quality, higher growth and momentum stocks outperformed the benchmark. During the ongoing COVID-19 pandemic, we pared positions that might not recover quickly and continued our focus on identifying companies with stronger balance sheets that are able to manage through the crisis. We also trimmed positions that reached elevated valuations that potentially are short term in nature. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA® and Jason Hoyer, CFA® are Portfolio Co-Managers of the Carillon Reams Core Bond Fund (the “Fund”). Messrs. Egan, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, and Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Mr. Thompson served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2001 to 2017. Messrs. Vincent and Holland served as Portfolio Co-Managers of the fund’s predecessor from 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 13.35%, outperforming its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.19%. The fiscal year began with strong performance for risk assets amidst improving macroeconomic data and accommodative monetary policy. This seemingly benign backdrop came to an abrupt halt in late February 2020, however, as the COVID-19 outbreak originating in Wuhan, China bloomed into a global pandemic. Efforts to contain the spread of the novel coronavirus caused a sharp reduction in economic activity, the onset of a global recession, and a swift and severe market decline. Central banks globally responded with massive monetary stimulus in the form of interest rate cuts and quantitative easing, along with an array of other measures, followed in short order by large-scale fiscal stimulus packages in many countries. These policy responses eventually arrested the market decline and set the stage for an equally dramatic recovery, first in risk assets and soon after for the underlying economies themselves. The ensuing rally lost momentum as the fiscal year drew to a close, however, due to a number of factors including a resurgence of COVID cases, stalled negotiations over a second fiscal stimulus package in the U.S., growing concern that Brexit would occur in early 2021 without a new trade deal in place between the U.K. and E.U., and uncertainty regarding the outcome of the U.S. elections in November.

The main contributor to the Fund’s performance, relative to the benchmark, was the shift to a significant overweight position in investment-grade corporate bonds during March. This overweight was maintained through fiscal year-end, although the magnitude was reduced over the course of the summer and early fall. The Fund’s corporate holdings were also adjusted over the final three months of the fiscal year in order to further reduce the Fund’s sensitivity to credit spreads, compared to the more aggressive stance that was adopted in March. A portion of the Fund’s exposure to investment-grade corporate bonds was obtained via index credit default swaps, which contributed to performance. The other primary contributor was security selection within the corporate sector, driven by bonds purchased at attractive valuation levels during the March/April timeframe that subsequently outperformed the broad investment-grade corporate sector. The Fund’s underweight to the government-related sector also contributed, as did security selection within that sector. Security selection within the mortgage-backed sector also contributed. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carilontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

6

Performance Summary and Commentary

Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA®,and Jason Hoyer, CFA® are Portfolio Co-Managers of the Carillon Reams Core Plus Bond Fund (the “Fund”). Messrs. Egan, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, and Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson, Vincent and Holland served as Portfolio Co-Managers of the fund’s predecessor from 2001, 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 14.11%, outperforming its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.19%. The fiscal year began with strong performance for risk assets amidst improving macroeconomic data and accommodative monetary policy. This seemingly benign backdrop came to an abrupt halt in late February 2020, however, as the COVID-19 outbreak originating in Wuhan, China bloomed into a global pandemic. Efforts to contain the spread of the novel coronavirus caused a sharp reduction in economic activity, the onset of a global recession, and a swift and severe market decline. Central banks globally responded with massive monetary stimulus in the form of interest rate cuts and quantitative easing, along with an array of other measures, followed in short order by large-scale fiscal stimulus packages in many countries. These policy responses eventually arrested the market decline and set the stage for an equally dramatic recovery, first in risk assets and soon after for the underlying economies themselves. The ensuing rally lost momentum as the fiscal year drew to a close, however, due to a number of factors including a resurgence of COVID cases, stalled negotiations over a second fiscal stimulus package in the U.S., growing concern that Brexit would occur in early 2021 without a new trade deal in place between the U.K. and E.U., and uncertainty regarding the outcome of the U.S. elections in November.

The main contributor to the Fund’s performance, relative to the benchmark, was the shift to a significant overweight position in investment-grade corporate bonds during March. This overweight was maintained through fiscal year-end, although reduced over the course of the summer and early fall. The Fund’s investment-grade corporate holdings were also adjusted over the final three months of the fiscal year in order to further reduce the Fund’s sensitivity to credit spreads, compared to the more aggressive stance that was adopted in March. A portion of the Fund’s exposure to investment-grade corporate bonds was obtained via index credit default swaps, which contributed to performance. The other primary contributor was security selection within the investment-grade corporate sector. The Fund’s underweight to the underperforming government-related sector also contributed, as did security selection within that sector. Security selection within the mortgage-backed sector as well as long exposure to select foreign currencies versus the U.S. dollar, implemented via currency forward contracts, contributed as well. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carilontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA® and Jason Hoyer, CFA® are Portfolio Co-Managers of the Carillon Reams Unconstrained Bond Fund (the “Fund”). Messrs. Egan, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, and Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Messrs. Thompson and Vincent served as Portfolio Co-Managers of the fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Portfolio Co-Manager of the fund’s predecessor from 2014 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2020, the Fund’s Class I shares returned 8.36%, outperforming its benchmark index, the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which returned 1.37%. The fiscal year began with strong performance for risk assets amidst improving macroeconomic data and accommodative monetary policy. This seemingly benign backdrop came to an abrupt halt in late February 2020, however, as the COVID-19 outbreak originating in Wuhan, China bloomed into a global pandemic. Efforts to contain the spread of the novel coronavirus caused a sharp reduction in economic activity, the onset of a global recession, and a swift and severe market decline. Central banks globally responded with massive monetary stimulus in the form of interest rate cuts and quantitative easing, along with an array of other measures, followed in short order by large-scale fiscal stimulus packages in many countries. These policy responses eventually arrested the market decline and set the stage for an equally dramatic recovery, first in risk assets and soon after for the underlying economies themselves. The ensuing rally lost momentum as the fiscal year drew to a close, however, due to a number of factors including a resurgence of COVID cases, stalled negotiations over a second fiscal stimulus package in the U.S., growing concern that Brexit would occur in early 2021 without a new trade deal in place between the U.K. and E.U., and uncertainty regarding the outcome of the U.S. elections in November.

The main contributor to the Fund’s performance, relative to the benchmark, was the significant increase in exposure to investment-grade corporate bonds during March. This elevated exposure was maintained through fiscal year-end, although reduced over the course of the summer and early fall. The Fund’s investment-grade corporate holdings were also adjusted over the final three months of the fiscal year in order to further reduce the Fund’s sensitivity to credit spreads, compared to the more aggressive stance that was adopted in March. A portion of the Fund’s exposure to investment-grade corporate bonds was obtained via index credit default swaps, which contributed to performance. The other primary contributor was security selection within the investment-grade corporate sector. Exposure to the government-related sector as well as to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also contributed. Long exposure to select foreign currencies versus the U.S. dollar, implemented via currency forward contracts, contributed as well. As you review this summary and the Growth of a $10,000 Investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carilontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

7

Growth of a $10,000 Investment

Carillon ClariVest Capital Appreciation Fund from 10/31/10 to 10/31/20 (a)

Carillon ClariVest International Stock Fund from 2/28/13 to 10/31/20 (a)

Carillon Cougar Tactical Allocation Fund from 12/31/15 to 10/31/20 (a)

Carillon Eagle Growth & Income Fund from 10/31/10 to 10/31/20 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2020, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2020, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

8

Growth of a $10,000 Investment

Carillon Eagle Mid Cap Growth Fund from 10/31/10 to 10/31/20 (a)

Carillon Eagle Small Cap Growth Fund from 10/31/10 to 10/31/20 (a)

Carillon Scout International Fund from 10/31/10 to 10/31/20 (a)

Carillon Scout Mid Cap Fund from 10/31/10 to 10/31/20 (a)

Carillon Scout Small Cap Fund from 10/31/10 to 10/31/20 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2020, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2020, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

9

Growth of a $10,000 Investment

Carillon Reams Core Bond Fund from 10/31/10 to 10/31/20 (a)

Carillon Reams Core Plus Bond Fund from 10/31/10 to 10/31/20 (a)

Carillon Reams Unconstrained Bond Fund from 9/29/11 to 10/31/20 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2020, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2020, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

10

Description of Indices

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly called the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

The MSCI ACWI® Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries. With 2,484 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

11

Investment Portfolios

10.31.2020

CARILLON CLARIVEST CAPITAL APPRECIATION FUND
COMMON STOCKS—99.3%	Shares	Value
Aerospace & defense—0.5%
Northrop Grumman Corp.	7,400	$2,144,668

Air freight & logistics—1.3%
FedEx Corp.	23,000	5,967,810

Automobiles—0.4%
Tesla, Inc.*	5,200	2,017,808

Beverages—0.4%
Keurig Dr Pepper, Inc.	72,800	1,958,320

Biotechnology—3.5%
AbbVie, Inc.	78,000	6,637,800
Amgen, Inc.	29,500	6,399,730
Vertex Pharmaceuticals, Inc.*	15,900	3,312,924

Building products—0.8%
Carrier Global Corp.	109,431	3,653,901

Capital markets—0.4%
The Goldman Sachs Group, Inc.	8,900	1,682,456

Electrical equipment—0.6%
Generac Holdings, Inc.*	13,100	2,752,965

Electronic equipment, instruments & components—0.6%
Keysight Technologies, Inc.*	26,000	2,726,620

Entertainment—2.5%
Activision Blizzard, Inc.	57,600	4,362,048
Electronic Arts, Inc.*	13,000	1,557,790
Netflix, Inc.*	11,800	5,613,732

Food & staples retailing—2.7%
Costco Wholesale Corp.	14,100	5,042,442
Sprouts Farmers Market, Inc.*	85,100	1,621,155
Wal-Mart, Inc.	42,900	5,952,375

Health care equipment & supplies—0.6%
Zimmer Biomet Holdings, Inc.	20,200	2,668,420

Health care providers & services—4.8%
CVS Health Corp.	56,100	3,146,649
Laboratory Corp. of America Holdings*	11,200	2,237,424
McKesson Corp.	21,100	3,112,039
UnitedHealth Group, Inc.	45,300	13,822,842

Health care technology—0.9%
Veeva Systems, Inc., Class A*	15,500	4,185,775

Hotels, restaurants & leisure—0.6%
Dominos Pizza, Inc.	7,300	2,761,736

Household durables—2.0%
D.R. Horton, Inc.	40,000	2,672,400
Lennar Corp., Class A	50,000	3,511,500
PulteGroup, Inc.	80,400	3,277,104

Household products—0.9%
The Procter & Gamble Co.	30,900	4,236,390

Insurance—0.4%
MetLife, Inc.	46,700	1,767,595

Interactive media & services—8.6%
Alphabet, Inc., Class A*	7,614	12,305,062
Alphabet, Inc., Class C*	6,312	10,231,815
Facebook, Inc., Class A*	67,500	17,759,925

COMMON STOCKS—99.3%	Shares	Value
Internet & direct marketing retail—9.3%
Amazon.com, Inc.*	11,400	$ 34,612,110
eBay, Inc.	112,600	5,363,138
Etsy, Inc.*	25,900	3,149,181

IT services—8.9%
Akamai Technologies, Inc.*	33,700	3,205,544
Booz Allen Hamilton Holding Corp.	28,100	2,205,850
Fidelity National Information Services, Inc.	36,328	4,526,106
Global Payments, Inc.	20,500	3,233,670
MasterCard, Inc., Class A	26,030	7,513,299
PayPal Holdings, Inc.*	62,600	11,651,738
Visa, Inc., Class A	49,000	8,903,790

Life sciences tools & services—2.0%
Thermo Fisher Scientific, Inc.	20,200	9,557,024

Machinery—0.6%
Cummins, Inc.	12,900	2,836,581

Multiline retail—1.3%
Target Corp.	38,700	5,890,914

Pharmaceuticals—2.0%
Bristol-Myers Squibb Co.	102,400	5,985,280
Eli Lilly & Co.	24,900	3,248,454

Road & rail—0.4%
Kansas City Southern	11,400	2,007,996

Semiconductors & semiconductor equipment—10.7%
Advanced Micro Devices, Inc.*	55,600	4,186,124
Broadcom, Inc.	7,100	2,482,373
KLA Corp.	20,900	4,121,062
Lam Research Corp.	10,000	3,420,800
NVIDIA Corp.	26,200	13,135,632
Qorvo, Inc.*	19,600	2,496,256
QUALCOMM, Inc.	77,000	9,498,720
Teradyne, Inc.	61,900	5,437,915
Texas Instruments, Inc.	33,700	4,872,683

Software—16.6%
Adobe, Inc.*	23,800	10,640,980
Cloudflare, Inc., Class A*	36,200	1,881,314
Crowdstrike Holdings, Inc., Class A*	12,300	1,523,232
Fortinet, Inc.*	17,300	1,909,401
Microsoft Corp.	187,500	37,963,125
salesforce.com, Inc.*	36,400	8,454,628
SS&C Technologies Holdings, Inc.	37,700	2,232,594
Synopsys, Inc.*	46,200	9,880,332
Zoom Video Communications, Inc., Class A*	5,700	2,627,187

Specialty retail—4.4%
Advance Auto Parts, Inc.	14,400	2,120,832
AutoZone, Inc.*	2,800	3,161,144
Dick’s Sporting Goods, Inc.	35,700	2,022,405
Lowe’s Cos., Inc.	22,400	3,541,440
The Home Depot, Inc.	36,000	9,601,560

Technology hardware, storage & peripherals—9.1%
Apple, Inc.	391,064	42,571,227

Textiles, apparel & luxury goods—0.8%
NIKE, Inc., Class B	31,000	3,722,480

12	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON CLARIVEST CAPITAL APPRECIATION FUND (cont’d)
COMMON STOCKS—99.3%	Shares	Value
Trading companies & distributors—0.7%
United Rentals, Inc.*	19,600	$ 3,494,484
Total common stocks (cost $234,460,227)		461,991,825

Total investment portfolio (cost $234,460,227)—99.3%		461,991,825

Other assets in excess of liabilities—0.7%		3,283,324

Total net assets—100.0%		$465,275,149

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	45.9%
Consumer discretionary	18.8%
Health care	13.8%
Communication services	11.1%
Industrials	4.9%
Consumer staples	4.1%
Financials	0.7%

CARILLON CLARIVEST INTERNATIONAL STOCK FUND
COMMON STOCKS—96.4%	Shares	Value
Australia—6.7%
Austal Ltd.	15,678	$29,895
BHP Group Ltd.	1,623	38,906
Coles Group Ltd.	11,173	139,576
CSL Ltd.	377	76,326
Fortescue Metals Group Ltd.	8,660	105,942
Northern Star Resources Ltd.	6,364	67,229
Resolute Mining Ltd.*	27,710	15,738
Sandfire Resources Ltd.	10,414	32,407
Sonic Healthcare Ltd.	2,014	49,329

Austria—1.0%
ams AG*	3,732	79,908

Belgium—0.6%
Euronav N.V.	4,052	29,607
UCB S.A.	239	23,607

Denmark—2.7%
AP Moeller-Maersk A/S, Class B	61	97,761
Novo Nordisk A/S, Class B	1,550	98,837
Scandinavian Tobacco Group A/S	2,133	30,128

France—7.1%
Atos SE*	577	39,418
BNP Paribas S.A.*	1,322	46,104
Cie Generale des Etablissements Michelin	717	77,437
Constellium SE*	2,500	22,025
Eiffage S.A.*	867	62,924
ENGIE S.A.*	5,532	66,907
Peugeot S.A.*	4,586	82,384
Sanofi	1,339	120,902
Sartorius Stedim Biotech	103	39,059
Societe Generale S.A.*	2,436	33,100

COMMON STOCKS—96.4%	Shares	Value

Germany—7.3%
Bayer AG	974	$ 45,769
Daimler AG	1,885	97,432
Deutsche Post AG	987	43,761
Deutsche Telekom AG	4,777	72,604
HeidelbergCement AG	1,007	57,594
Hornbach Holding AG & Co. KGaA	192	18,493
Merck KGaA	1,089	161,314
Muenchener Rueckversicherungs-Gesellschaft AG	202	47,344
TAG Immobilien AG*	2,232	65,776

Hong Kong—1.2%
CK Hutchison Holdings Ltd.	9,000	54,360
WH Group Ltd.	59,500	46,864

Israel—0.7%
Teva Pharmaceutical Industries Ltd., Sponsored ADR*	7,000	61,040

Italy—1.9%
Enel SpA	15,787	125,514
Eni SpA	4,389	30,745

Japan—30.1%
Arcland Sakamoto Co. Ltd.*	1,100	21,192
Central Glass Co. Ltd.	1,600	34,334
Chubu Electric Power Co., Inc.	3,000	33,605
Cosmo Energy Holdings Co. Ltd.	1,000	14,638
FUJIFILM Holdings Corp.	3,400	173,375
Fujitsu Ltd.	800	94,652
Hirogin Holdings, Inc.	4,000	21,771
Hitachi Ltd.	4,200	141,558
Hokkaido Electric Power Co., Inc.	5,100	19,767
Honda Motor Co. Ltd.	2,500	59,132
Hoya Corp.	900	101,571
ITOCHU Corp.	9,200	220,970
Kajima Corp.	3,000	32,056
KDDI Corp.	8,000	216,440
Marubeni Corp.	14,100	73,619
Mitsubishi Corp.	2,100	46,854
Mitsubishi UFJ Financial Group, Inc.	17,800	70,166
Mitsui & Co. Ltd.	6,300	98,680
Mizuho Financial Group, Inc.	3,080	37,921
NEC Corp.	4,000	201,481
Nichi-iko Pharmaceutical Co. Ltd.	2,000	19,801
Nippon Telegraph & Telephone Corp.	8,200	172,494
Nomura Holdings, Inc.	21,600	96,734
Obayashi Corp.	3,000	25,105
Ricoh Co. Ltd.	5,200	34,150
Sawai Pharmaceutical Co. Ltd.	900	43,380
Sekisui House Ltd.	4,400	73,099
Sony Corp.	2,700	225,089
Toyota Motor Corp.	1,300	85,341
World Co. Ltd.	2,000	25,393

Netherlands—9.0%
Aegon N.V.	9,881	26,580
Akzo Nobel N.V.	773	74,353
ASM International N.V.	695	99,267
ASR Nederland N.V.	619	18,784
Koninklijke Ahold Delhaize N.V.	6,817	186,893
Koninklijke Philips N.V.*	1,349	62,481
NN Group N.V.	4,093	142,440
PostNL N.V.*	13,199	43,777

The accompanying notes are an integral part of the financial statements	13

Investment Portfolios

10.31.2020

CARILLON CLARIVEST INTERNATIONAL STOCK FUND (cont’d)
COMMON STOCKS—96.4%	Shares	Value

Netherlands (cont’d)
Signify N.V.*	2,161	$76,705
STMicroelectronics N.V.	559	17,052

New Zealand—0.3%
Fisher & Paykel Healthcare Corp. Ltd.	921	21,237

Norway—0.2%
Austevoll Seafood ASA	2,062	14,045

Singapore—0.2%
Yanlord Land Group Ltd.	20,100	15,458

Spain—1.9%
Banco Bilbao Vizcaya Argentaria S.A.	6,194	17,871
Iberdrola S.A.	8,285	97,825
Repsol S.A.	1,849	11,608
Telefonica S.A.	9,602	31,236

Sweden—1.6%
Swedish Match AB	601	45,184
Telefonaktiebolaget LM Ericsson, Class B	8,089	90,310

Switzerland—10.0%
Credit Suisse Group AG	11,309	106,659
Nestle S.A.	1,086	122,151
Novartis AG	2,483	193,482
Roche Holding AG	602	193,442
Swiss Life Holding AG	206	69,296
UBS Group AG	6,945	80,853
Zurich Insurance Group AG	205	68,090

United Kingdom—13.9%
Anglo American PLC	1,985	46,575
AstraZeneca PLC	1,202	120,688
Aviva PLC	9,515	31,738
Barclays PLC*	36,511	50,607
Bellway PLC	740	22,389
BP PLC	11,638	29,685
British American Tobacco PLC	2,206	69,920
Coca-Cola European Partners PLC	1,175	41,959
Computacenter PLC	1,974	58,306
Dialog Semiconductor PLC*	2,185	83,300
GlaxoSmithKline PLC	4,105	68,548
Imperial Brands PLC	3,800	60,145
Kingfisher PLC*	11,641	43,293
Lloyds Banking Group PLC	76,057	27,693
Persimmon PLC*	4,355	131,855
Redrow PLC*	3,607	19,448
Rio Tinto PLC	1,239	70,080
Royal Dutch Shell PLC, Class B	3,362	40,544
Standard Chartered PLC	6,697	30,604
Tesco PLC	29,799	79,312
Vodafone Group PLC	26,387	35,199
Total common stocks (cost $8,077,651)		8,037,401

PREFERRED STOCKS—1.5%
Germany—1.5%
Draegerwerk AG & Co. KGaA	172	13,820
Volkswagen AG	773	112,598
Total preferred stocks (cost $148,015)		126,418

EXCHANGE TRADED FUNDS—1.6%	Shares	Value
United States—1.6%
iShares MSCI EAFE ETF	2,200	$135,058
Total exchange traded funds (cost $140,936)		135,058

Total investment portfolio (cost $8,366,602)—99.5%		8,298,877

Other assets in excess of liabilities—0.5%		42,426

Total net assets—100.0%		$8,341,303

* Non-income producing security

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	18.2%
Information technology	13.3%
Consumer discretionary	13.1%
Financials	12.3%
Industrials	11.3%
Consumer staples	10.0%
Materials	6.4%
Communication services	6.3%
Utilities	4.1%
Energy	1.9%
Exchange traded funds	1.6%
Real estate	1.0%

CARILLON COUGAR TACTICAL ALLOCATION FUND
EXCHANGE TRADED FUNDS—88.7% (a)	Shares	Value
Commodity—7.0%
iShares Gold Trust*	99,139	$1,773,597

Equity—27.7%
iShares Core MSCI EAFE ETF	20,771	1,208,041
iShares Core MSCI Emerging Markets ETF	18,766	1,003,418
iShares Core S&P 500 ETF	8,814	2,887,643
iShares Core S&P Mid-Cap ETF	5,187	982,781
iShares Core S&P Small-Cap ETF	13,625	981,272

Fixed Income—54.0%
iShares 1-3 Year Treasury Bond ETF	14,838	1,282,448
iShares Core U.S. Aggregate Bond ETF	58,663	6,875,304
iShares iBoxx High Yield Corporate Bond ETF	24,200	2,029,896
iShares MBS ETF	11,645	1,284,327
iShares Short-Term Corporate Bond ETF	42,016	2,306,258
Total exchange traded funds (cost $20,856,904)		22,614,985

Total investment portfolio (cost $20,856,904)—88.7%		22,614,985

Other assets in excess of liabilities—11.3%		2,886,957

Total net assets—100.0%		$25,501,942

14	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON COUGAR TACTICAL ALLOCATION FUND (cont’d)

* Non-income producing security

ETF—Exchange Traded Fund

(a) A copy of the financial statements for each underlying fund in which this Fund invests can be obtained by visiting www.sec.gov.

Asset allocation (unaudited)

Asset class	Percent of net assets
Fixed Income	54.0%
Equity	27.7%
Commodity	7.0%

CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS—97.8%	Shares	Value
Aerospace & defense—1.9%
Lockheed Martin Corp.	39,686	$13,895,259

Air freight & logistics—1.5%
United Parcel Service, Inc., Class B	70,579	11,088,667

Banks—7.1%
JPMorgan Chase & Co.	235,657	23,103,812
The PNC Financial Services Group, Inc.	158,763	17,762,404
Truist Financial Corp.	280,998	11,835,636

Beverages—6.8%
PepsiCo, Inc.	184,051	24,532,158
The Coca-Cola Co.	544,568	26,171,938

Biotechnology—1.0%
Amgen, Inc.	32,440	7,037,534

Capital markets—0.8%
CME Group, Inc.	38,612	5,819,601

Chemicals—2.8%
Air Products & Chemicals, Inc.	74,741	20,646,454

Communications equipment—2.6%
Cisco Systems, Inc.	537,939	19,312,010

Diversified telecommunication services—3.7%
Verizon Communications, Inc.	484,368	27,604,132

Electric utilities—4.0%
American Electric Power Co., Inc.	122,311	10,999,428
NextEra Energy, Inc.	259,280	18,981,889

Electrical equipment—3.2%
Eaton Corp. PLC	73,462	7,624,621
Rockwell Automation, Inc.	67,551	16,017,693

Electronic equipment, instruments & components—2.1%
TE Connectivity Ltd.	162,259	15,719,652

Equity real estate investment trusts (REITs)—4.9%
Crown Castle International Corp.	114,865	17,941,913
Prologis, Inc.	187,687	18,618,550

Health care equipment & supplies—4.4%
Abbott Laboratories	86,023	9,041,877
Medtronic PLC	234,114	23,544,845

COMMON STOCKS—97.8%	Shares	Value

Health care providers & services—1.0%
UnitedHealth Group, Inc.	24,219	$7,390,186

Hotels, restaurants & leisure—3.8%
McDonald’s Corp.	131,900	28,094,700

Household durables—1.6%
Garmin Ltd.	114,195	11,878,564

Household products—3.8%
The Procter & Gamble Co.	206,310	28,285,101

Industrial conglomerates—1.6%
Honeywell International, Inc.	73,590	12,138,670

Insurance—2.3%
Chubb Ltd.	130,183	16,912,074

IT services—3.0%
Automatic Data Processing, Inc.	140,604	22,209,808

Media—2.0%
Comcast Corp., Class A	344,896	14,568,407

Multiline retail—3.7%
Target Corp.	179,355	27,301,418

Oil, gas & consumable fuels—1.9%
Chevron Corp.	202,114	14,046,923

Pharmaceuticals—8.9%
Eli Lilly & Co.	113,529	14,810,994
Johnson & Johnson	130,929	17,951,675
Merck & Co., Inc.	247,757	18,633,804
Pfizer, Inc.	402,759	14,289,889

Road & rail—2.6%
Union Pacific Corp.	108,540	19,232,203

Semiconductors & semiconductor equipment—6.7%
Broadcom, Inc.	63,184	22,091,022
Texas Instruments, Inc.	192,167	27,785,426

Software—4.5%
Microsoft Corp.	163,988	33,202,651

Specialty retail—3.6%
The Home Depot, Inc.	101,303	27,018,523
Total common stocks (cost $546,766,091)		725,142,111

Total investment portfolio (cost $546,766,091)—97.8%		725,142,111

Other assets in excess of liabilities—2.2%		16,412,765

Total net assets—100.0%		$741,554,876

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	18.9%
Health care	15.2%
Consumer discretionary	12.7%
Industrials	10.8%
Consumer staples	10.7%
Financials	10.2%

The accompanying notes are an integral part of the financial statements	15

Investment Portfolios

10.31.2020

CARILLON EAGLE GROWTH & INCOME FUND (cont’d)

Sector allocation (unaudited) (cont’d)

Sector	Percent of net assets
Communication services	5.7%
Real estate	4.9%
Utilities	4.0%
Materials	2.8%
Energy	1.9%

CARILLON EAGLE MID CAP GROWTH FUND
COMMON STOCKS—99.8%	Shares	Value
Aerospace & defense—1.0%
L3Harris Technologies, Inc.	403,122	$64,946,985

Auto components—0.7%
Aptiv PLC	475,627	45,893,249

Beverages—1.7%
Constellation Brands, Inc., Class A	253,968	41,963,133
Monster Beverage Corp.*	926,857	70,969,440

Biotechnology—3.6%
Acceleron Pharma, Inc.*	362,248	37,883,896
Alnylam Pharmaceuticals, Inc.*	201,572	24,787,309
BioMarin Pharmaceutical, Inc.*	444,026	33,048,855
Moderna, Inc.*	550,235	37,124,355
Sarepta Therapeutics, Inc.*	263,301	35,785,239
Seagen, Inc.*	426,867	71,201,416

Building products—1.4%
Fortune Brands Home & Security, Inc.	1,108,717	89,661,944

Capital markets—4.7%
LPL Financial Holdings, Inc.	429,204	34,306,276
MarketAxess Holdings, Inc.	209,400	112,835,190
Moody’s Corp.	220,949	58,087,492
MSCI, Inc.	297,729	104,157,513

Chemicals—1.5%
Albemarle Corp.	505,903	47,155,219
Corteva, Inc.	1,668,187	55,016,807

Commercial services & supplies—4.3%
IAA, Inc.*	1,057,789	59,860,280
Ritchie Bros Auctioneers, Inc.	1,248,410	75,691,098
Waste Connections, Inc.	1,471,284	146,127,927

Construction materials—1.2%
Martin Marietta Materials, Inc.	294,663	78,483,490

Containers & packaging—0.9%
Ball Corp.	700,106	62,309,434

Distributors—2.4%
Pool Corp.	448,562	156,920,444

Electronic equipment, instruments & components—3.5%
Cognex Corp.	1,482,358	97,687,392
Coherent, Inc.*	341,278	42,707,529
IPG Photonics Corp.*	176,856	32,888,142
Keysight Technologies, Inc.*	559,725	58,698,361

COMMON STOCKS—99.8%	Shares	Value

Energy equipment & services—0.6%
Baker Hughes Co.	2,654,044	$39,200,230

Entertainment—1.2%
Spotify Technology S.A.*	122,901	29,482,721
Take-Two Interactive Software, Inc.*	334,711	51,853,428

Equity real estate investment trusts (REITs)—1.8%
SBA Communications Corp.	413,625	120,104,291

Health care equipment & supplies—9.8%
Align Technology, Inc.*	333,047	141,904,666
DexCom, Inc.*	143,970	46,009,932
IDEXX Laboratories, Inc.*	267,606	113,684,381
Insulet Corp.*	309,793	68,851,494
Masimo Corp.*	317,034	70,958,550
Quidel Corp.*	217,206	58,274,198
ResMed, Inc.	323,155	62,026,371
Tandem Diabetes Care, Inc.*	306,933	33,455,697
West Pharmaceutical Services, Inc.	202,153	54,999,767

Health care providers & services—1.4%
Amedisys, Inc.*	232,478	60,211,802
Guardant Health, Inc.*	335,487	35,783,043

Health care technology—2.5%
Teladoc Health, Inc.*(a)	302,088	59,348,209
Veeva Systems, Inc., Class A*	387,123	104,542,566

Hotels, restaurants & leisure—3.7%
Caesars Entertainment, Inc.*	1,471,539	65,954,378
Chipotle Mexican Grill, Inc.*	47,300	56,830,004
DraftKings, Inc., Class A*	601,956	21,309,242
Planet Fitness, Inc., Class A*	317,589	18,823,500
Royal Caribbean Cruises Ltd.	744,024	41,977,834
Vail Resorts, Inc.	172,214	39,960,537

Household durables—0.9%
Lennar Corp., Class A	846,053	59,418,302

Interactive media & services—4.0%
Pinterest, Inc., Class A*	2,980,331	175,690,513
Twitter, Inc.*	2,114,684	87,463,330

IT services—4.9%
Fidelity National Information Services, Inc.	342,296	42,646,659
FleetCor Technologies, Inc.*	326,521	72,131,754
Global Payments, Inc.	639,082	100,808,795
Perspecta, Inc.	2,413,810	43,279,613
Shopify, Inc., Class A*	70,991	65,697,201

Leisure products—1.5%
Peloton Interactive, Inc., Class A*	898,974	99,075,925

Life sciences tools & services—2.0%
Charles River Laboratories International, Inc.*	154,537	35,188,075
IQVIA Holdings, Inc., Class A*	383,817	59,103,980
Repligen Corp.*	215,045	35,820,045

Machinery—0.8%
Westinghouse Air Brake Technologies Corp.	905,909	53,720,404

Media—0.5%
Sirius XM Holdings, Inc. (a)	5,560,902	31,863,968

Pharmaceuticals—2.4%
Horizon Therapeutics PLC*	1,325,162	99,294,388
Zoetis, Inc.	382,676	60,673,280

16	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)
COMMON STOCKS—99.8%	Shares	Value

Professional services—2.8%
IHS Markit Ltd.	1,199,214	$96,980,436
TransUnion	1,135,885	90,484,599

Road & rail—1.1%
Old Dominion Freight Line, Inc.	378,010	71,961,764

Semiconductors & semiconductor equipment—6.9%
Advanced Micro Devices, Inc.*	1,505,008	113,312,052
Marvell Technology Group Ltd.	1,943,839	72,913,401
Maxim Integrated Products, Inc.	1,044,067	72,719,267
Microchip Technology, Inc.	765,999	80,491,175
Universal Display Corp.	191,198	37,916,475
Xilinx, Inc.	646,783	76,766,674

Software—18.2%
Coupa Software, Inc.*	124,414	33,305,628
Crowdstrike Holdings, Inc., Class A*	1,132,491	140,247,685
DocuSign, Inc.*	278,982	56,424,109
Elastic N.V.*	692,692	70,245,896
Fair Isaac Corp.*	153,994	60,280,951
Five9, Inc.*	411,994	62,507,730
PTC, Inc.*	523,916	43,946,074
RingCentral, Inc., Class A*	539,261	139,312,687
ServiceNow, Inc.*	113,319	56,384,135
Splunk, Inc.*	583,694	115,594,760
Synopsys, Inc.*	688,709	147,287,307
Tyler Technologies, Inc.*	340,370	130,831,421
Workday, Inc., Class A*	259,282	54,480,334
Zendesk, Inc.*	868,891	96,394,767

Specialty retail—2.1%
AutoZone, Inc.*	50,114	56,577,704
Burlington Stores, Inc.*	422,183	81,726,185

Textiles, apparel & luxury goods—1.7%
Lululemon Athletica, Inc.*	346,849	110,745,417

Trading companies & distributors—2.1%
United Rentals, Inc.*	302,220	53,882,804
W.W. Grainger, Inc.	245,139	85,803,553
Total common stocks (cost $4,194,973,129)		6,603,146,478

MONEY MARKET FUNDS—0.6%
First American Government Obligations Fund—Class X, 0.05%#	39,982,175	39,982,175
Total money market funds (cost $39,982,175)		39,982,175

Total investment portfolio (cost $4,234,955,304)—100.4%		6,643,128,653

Liabilities in excess of other assets—(0.4)%		(25,103,527)

Total net assets—100.0%		$6,618,025,126

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $36,327,799 or 0.5% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	33.5%
Health care	21.8%
Industrials	13.4%
Consumer discretionary	12.9%
Communication services	5.7%
Financials	4.7%
Materials	3.7%
Real estate	1.8%
Consumer staples	1.7%
Money market funds	0.6%
Energy	0.6%

CARILLON EAGLE SMALL CAP GROWTH FUND
COMMON STOCKS—100.3%	Shares	Value
Aerospace & defense—1.8%
Aerojet Rocketdyne Holdings, Inc.*	1,592,909	$51,642,110

Biotechnology—17.6%
Acceleron Pharma, Inc.*	213,023	22,277,945
Amicus Therapeutics, Inc.*	1,859,320	33,151,676
Arena Pharmaceuticals, Inc.*	269,585	23,108,826
Arrowhead Pharmaceuticals, Inc.*	513,553	29,426,587
Biohaven Pharmaceutical Holding Co. Ltd.*	444,475	34,429,034
Blueprint Medicines Corp.*	346,754	35,465,999
ChemoCentryx, Inc.*	235,909	11,323,632
Dicerna Pharmaceuticals, Inc.*	1,120,359	23,516,336
Emergent BioSolutions, Inc.*	293,226	26,381,543
Halozyme Therapeutics, Inc.*	1,149,218	32,178,104
Insmed, Inc.*	955,168	31,463,234
Invitae Corp.*(a)	303,406	11,896,549
Karuna Therapeutics, Inc.*	183,606	14,906,971
Kura Oncology, Inc.*	811,297	25,353,031
Mirati Therapeutics, Inc.*	162,410	35,265,707
Natera, Inc.*	320,611	21,564,296
Novavax, Inc.*(a)	90,011	7,264,788
PTC Therapeutics, Inc.*	296,107	15,453,824
TG Therapeutics, Inc.*	992,041	25,068,876
Turning Point Therapeutics, Inc.*	269,743	24,867,607
Ultragenyx Pharmaceutical, Inc.*	202,025	20,303,513

Building products—1.3%
Trex Co., Inc.*	519,239	36,107,880

Capital markets—2.2%
LPL Financial Holdings, Inc.	290,830	23,246,042
PJT Partners, Inc., Class A	601,708	40,711,563

Chemicals—2.6%
Quaker Chemical Corp.	398,106	75,954,644

Commercial services & supplies—4.5%
Casella Waste Systems, Inc., Class A*	100,000	5,399,000
IAA, Inc.*	512,011	28,974,703
MSA Safety, Inc.	126,334	16,665,981
Ritchie Bros Auctioneers, Inc.	1,083,335	65,682,601
The Brink’s Co.	312,245	13,373,453

The accompanying notes are an integral part of the financial statements	17

Investment Portfolios

10.31.2020

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)
COMMON STOCKS—100.3%	Shares	Value

Communications equipment—1.4%
Lumentum Holdings, Inc.*	474,563	$39,241,614

Construction materials—1.3%
Summit Materials, Inc., Class A*	2,180,026	38,564,660

Distributors—1.3%
Pool Corp.	107,674	37,667,595

Diversified consumer services—1.4%
Chegg, Inc.*	558,120	40,988,333

Electrical equipment—0.6%
Thermon Group Holdings, Inc.*	1,616,313	16,308,598

Electronic equipment, instruments & components—3.5%
Cognex Corp.	516,128	34,012,835
Coherent, Inc.*	302,776	37,889,389
II-VI, Inc.*(a)	650,000	29,555,500

Equity real estate investment trusts (REITs)—0.9%
EastGroup Properties, Inc.	189,801	25,258,717

Food & staples retailing—2.0%
Casey’s General Stores, Inc.	141,389	23,833,944
Grocery Outlet Holding Corp.*	773,367	34,043,615

Food products—1.2%
Freshpet, Inc.*	117,958	13,506,191
The Simply Good Foods Co.*	1,130,857	21,260,112

Health care equipment & supplies—6.1%
AtriCure, Inc.*	345,221	11,930,838
CONMED Corp.	156,532	12,204,800
Insulet Corp.*	99,734	22,165,881
iRhythm Technologies, Inc.*	114,331	24,175,290
Nevro Corp.*	123,717	18,459,814
Penumbra, Inc.*	140,691	36,724,572
Quidel Corp.*	99,984	26,824,707
Tandem Diabetes Care, Inc.*	203,006	22,127,654

Health care providers & services—2.4%
Amedisys, Inc.*	97,322	25,206,398
LHC Group, Inc.*	208,036	45,050,196

Health care technology—3.9%
American Well Corp., Class A*(a)	472,293	12,189,882
Evolent Health, Inc., Class A*	2,246,832	22,333,510
Inspire Medical Systems, Inc.*	190,988	22,809,697
Omnicell, Inc.*	342,460	29,639,913
Teladoc Health, Inc.*	130,380	25,614,455

Holding companies-diversified—0.1%
dMY Technology Group, Inc., Class A*	350,688	3,906,664

Hotels, restaurants & leisure—6.3%
DraftKings, Inc., Class A*	702,544	24,870,058
Everi Holdings, Inc.*	3,976,860	34,240,765
Norwegian Cruise Line Holdings Ltd.*(a)	1,250,131	20,789,679
Penn National Gaming, Inc.*	618,786	33,402,068
Planet Fitness, Inc., Class A*	501,550	29,726,868
Wingstop, Inc.	316,777	36,850,668

Household durables—1.6%
Universal Electronics, Inc.*(b)	1,243,472	46,083,072

Insurance—1.8%
Kinsale Capital Group, Inc.	125,116	23,455,497
Palomar Holdings, Inc.*	162,277	14,470,240
Selectquote, Inc.*(a)	801,064	13,794,322

COMMON STOCKS—100.3%	Shares	Value

IT services—0.8%
EVO Payments, Inc., Class A*	1,124,737	$23,698,208

Life sciences tools & services—2.6%
NeoGenomics, Inc.*	1,054,087	41,351,833
Repligen Corp.*	198,823	33,117,947

Machinery—5.2%
Chart Industries, Inc.*	668,971	56,494,601
Graco, Inc.	467,079	28,912,190
John Bean Technologies Corp.	293,346	24,632,264
Woodward, Inc.	487,139	38,751,907

Oil, gas & consumable fuels—0.5%
Viper Energy Partners LP	1,913,390	13,412,864

Pharmaceuticals—3.4%
Horizon Therapeutics PLC*	744,831	55,810,187
MyoKardia, Inc.*	187,892	41,999,499

Road & rail—2.3%
Landstar System, Inc.	525,179	65,489,821

Semiconductors & semiconductor equipment—6.8%
CMC Materials, Inc.	240,836	34,244,471
Entegris, Inc.	1,467,836	109,750,098
Lattice Semiconductor Corp.*	559,700	19,533,530
Silicon Laboratories, Inc.*	306,961	31,451,224

Software—10.5%
Everbridge, Inc.*	355,106	37,176,047
Medallia, Inc.*	620,196	17,644,576
Pegasystems, Inc.	884,120	102,451,825
Proofpoint, Inc.*	237,463	22,734,708
PROS Holdings, Inc.*	454,388	12,800,110
Q2 Holdings, Inc.*	275,000	25,091,000
RealPage, Inc.*	1,360,913	75,789,245
Sumo Logic, Inc.*(a)	539,150	9,316,512

Specialty retail—2.4%
Floor & Decor Holdings, Inc., Class A*	443,488	32,374,625
MarineMax, Inc.*(b)	1,210,565	36,292,739
Total common stocks (cost $1,859,981,823)		2,883,926,697

MONEY MARKET FUNDS—1.3%
First American Government Obligations Fund—Class X, 0.05%#	36,996,165	36,996,165
Total money market funds (cost $36,996,165)		36,996,165

Total investment portfolio (cost $1,896,977,988)—101.6%		2,920,922,862

Liabilities in excess of other assets—(1.6)%		(44,711,515)

Total net assets—100.0%		$2,876,211,347

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $34,423,546 or 1.2% of net assets as of the date of this report.

(b) Affiliated issuer. See Note 4 in the Notes to Financial Statements.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

18	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	36.0%
Information technology	23.0%
Industrials	15.6%
Consumer discretionary	13.0%
Financials	4.0%
Materials	4.0%
Consumer staples	3.2%
Money market funds	1.3%
Real estate	0.9%
Energy	0.5%
Diversified	0.1%

CARILLON SCOUT INTERNATIONAL FUND
COMMON STOCKS—93.5%	Shares	Value
Australia—4.0%
BHP Group Ltd., Sponsored ADR (a)	115,598	$5,561,420
CSL Ltd.	34,207	6,925,446
Woodside Petroleum Ltd.	452,212	5,577,684

Canada—3.5%
Enbridge, Inc.	227,240	6,262,734
Great-West Lifeco, Inc.	483,934	9,861,749

Denmark—1.5%
Novo Nordisk A/S, Sponsored ADR	106,504	6,804,541

France—9.6%
Air Liquide S.A.	41,019	5,998,529
AXA S.A.	503,395	8,084,143
BNP Paribas S.A.*	225,677	7,870,409
Dassault Systemes SE	23,726	4,045,517
Kering S.A.	10,067	6,083,629
L’Oreal S.A.	17,433	5,634,074
TOTAL S.A.	199,506	6,044,358

Germany—9.3%
Allianz SE, Unsponsored ADR	433,494	7,607,820
BASF SE	85,642	4,689,585
Continental AG	53,589	5,693,863
Fresenius SE & Co. KGaA	189,387	7,024,992
Muenchener Rueckversicherungs-Gesellschaft AG	24,653	5,778,083
SAP SE, Sponsored ADR (a)	40,947	4,374,368
Siemens AG	48,437	5,682,420
Siemens Energy AG*	77,058	1,687,211

Hong Kong—1.0%
AAC Technologies Holdings, Inc.	878,992	4,620,316

Ireland—2.6%
Kerry Group PLC, Class A	50,011	5,986,394
Ryanair Holdings PLC, Sponsored ADR*	71,854	5,791,432

COMMON STOCKS—93.5%	Shares	Value

Japan—14.8%
Astellas Pharma, Inc.	538,992	$7,391,165
FANUC Corp.	21,366	4,513,030
JGC Holdings Corp.	667,593	5,489,200
Komatsu Ltd.	305,694	6,892,016
Kubota Corp.	380,451	6,611,503
Nitto Denko Corp.	108,911	7,651,629
ORIX Corp.	692,823	8,102,729
Pan Pacific International Holdings Corp.	324,141	6,877,767
SYSMEX Corp.	51,971	4,881,571
Tokyo Electron Ltd.	32,757	8,792,335

Mexico—4.6%
Grupo Financiero Banorte S.A.B. de C.V., Class O*	3,011,256	13,429,735
Wal-Mart de Mexico S.A.B. de C.V., Sponsored ADR	312,325	7,483,307

Norway—1.8%
DNB ASA*	600,016	8,103,089

Singapore—3.1%
Singapore Telecommunications Ltd.	3,238,925	4,814,739
United Overseas Bank Ltd.	654,902	9,099,503

South Africa—2.1%
MTN Group Ltd.	2,680,482	9,570,696

Spain—1.5%
Banco Bilbao Vizcaya Argentaria S.A.	2,308,933	6,661,604

Sweden—3.0%
Essity AB, Class B	229,807	6,651,377
Sandvik AB*	390,204	6,955,421

Switzerland—10.2%
ABB Ltd.	257,000	6,236,111
Adecco Group AG	133,322	6,537,305
Coca-Cola HBC AG	311,587	7,077,797
Givaudan S.A.	1,521	6,202,547
Nestle S.A., Sponsored ADR	64,438	7,234,454
Novartis AG, Sponsored ADR	82,139	6,413,413
Roche Holding AG	20,573	6,610,754

Taiwan—3.1%
Largan Precision Co. Ltd.	72,500	7,699,422
MediaTek, Inc.	262,930	6,249,917

Turkey—0.7%
Tupras Turkiye Petrol Rafinerileri AS*	384,876	3,441,415

United Kingdom—12.3%
British American Tobacco PLC	207,513	6,577,230
Compass Group PLC	489,254	6,696,809
Diageo PLC, Sponsored ADR	55,885	7,275,109
Next PLC	91,789	6,932,532
Prudential PLC, Sponsored ADR (a)	308,694	7,541,394
Reckitt Benckiser Group PLC	78,603	6,924,048
Royal Dutch Shell PLC, Class B, Sponsored ADR	319,478	7,715,394
WPP PLC	807,719	6,451,507

United States—4.8%
Aflac, Inc.	266,197	9,037,388
Credicorp Ltd.	47,593	5,457,965
Mettler-Toledo International, Inc.*	7,338	7,322,664
Total common stocks (cost $334,352,005)		425,298,308

The accompanying notes are an integral part of the financial statements	19

Investment Portfolios

10.31.2020

CARILLON SCOUT INTERNATIONAL FUND (cont’d)
PREFERRED STOCKS—4.7%	Shares	Value
Colombia—1.6%
Bancolombia S.A., Sponsored ADR	284,631	$7,255,244

Germany—3.1%
Henkel AG & Co. KGaA, Sponsored ADR	306,078	7,422,392
Volkswagen AG	47,117	6,863,234
Total preferred stocks (cost $15,768,985)		21,540,870

MONEY MARKET FUNDS—1.1%
First American Government Obligations Fund—Class X, 0.05%#	4,989,907	4,989,907
Total money market funds (cost $4,989,907)		4,989,907

Total investment portfolio (cost $355,110,897)—99.3%		451,829,085

Other assets in excess of liabilities—0.7%		2,988,836

Total net assets—100.0%		$454,817,921

ADR—American Depositary Receipt

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $4,838,598 or 1.1% of net assets as of the date of this report.

* Non-income producing security

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Financials	25.0%
Consumer staples	15.0%
Industrials	12.4%
Health care	11.7%
Consumer discretionary	8.6%
Information technology	7.9%
Materials	6.6%
Energy	6.4%
Communication services	4.6%
Money market funds	1.1%

CARILLON SCOUT MID CAP FUND
COMMON STOCKS—99.2%	Shares	Value
Aerospace & defense—2.7%
Aerojet Rocketdyne Holdings, Inc.*	480,834	$15,588,638
BWX Technologies, Inc.	333,555	18,348,861
Hexcel Corp.	346,575	11,603,331
Huntington Ingalls Industries, Inc.	40,475	5,969,253
L3Harris Technologies, Inc.	85,367	13,753,477
Textron, Inc.	302,623	10,833,904

COMMON STOCKS—99.2%	Shares	Value

Airlines—2.4%
Alaska Air Group, Inc.	450,859	$17,083,047
Delta Air Lines, Inc.	350,601	10,742,415
JetBlue Airways Corp.*	2,227,812	26,666,910
Southwest Airlines Co.	351,434	13,892,186

Auto components—1.9%
Aptiv PLC	90,982	8,778,853
Lear Corp.	370,661	44,779,556

Automobiles—0.8%
Thor Industries, Inc.	252,356	21,344,270

Banks—3.0%
Citizens Financial Group, Inc.	906,428	24,700,163
SVB Financial Group*	151,180	43,948,026
Synovus Financial Corp.	591,025	15,366,650

Beverages—0.5%
The Boston Beer Co., Inc., Class A*	12,486	12,975,201

Biotechnology—2.2%
BioMarin Pharmaceutical, Inc.*	275,652	20,516,778
Emergent BioSolutions, Inc.*	117,960	10,612,861
Exelixis, Inc.*	599,318	12,274,033
Neurocrine Biosciences, Inc.*	178,671	17,629,468

Building products—1.2%
Carrier Global Corp.	177,932	5,941,150
Owens Corning	414,775	27,155,319

Capital markets—2.1%
Evercore, Inc., Class A	529,542	42,119,771
MarketAxess Holdings, Inc.	15,525	8,365,646
Moody’s Corp.	27,825	7,315,192

Chemicals—2.1%
Albemarle Corp.	154,289	14,381,278
CF Industries Holdings, Inc.	275,694	7,611,911
Huntsman Corp.	1,265,257	30,733,092
Westlake Chemical Corp.	72,895	4,929,160

Commercial services & supplies—0.9%
Copart, Inc.*	157,937	17,429,927
IAA, Inc.*	144,750	8,191,403

Communications equipment—0.9%
Lumentum Holdings, Inc.*	316,136	26,141,286

Construction materials—2.5%
Eagle Materials, Inc.	283,729	24,187,897
Martin Marietta Materials, Inc.	82,208	21,896,101
Vulcan Materials Co.	156,601	22,682,089

Consumer finance—2.2%
Ally Financial, Inc.	1,563,992	41,727,307
Discover Financial Services	215,047	13,980,205
LendingTree, Inc.*(a)	16,225	5,250,248

Distributors—0.3%
Pool Corp.	22,465	7,858,931

Diversified financial services—0.5%
Voya Financial, Inc.	308,948	14,807,878

Electric utilities—0.9%
Alliant Energy Corp.	80,675	4,459,714
Evergy, Inc.	393,525	21,722,580

20	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON SCOUT MID CAP FUND (cont’d)
COMMON STOCKS—99.2%	Shares	Value

Electrical equipment—1.0%
Generac Holdings, Inc.*	135,425	$28,459,564

Electronic equipment, instruments & components—1.2%
Keysight Technologies, Inc.*	136,992	14,366,351
Zebra Technologies Corp., Class A*	70,882	20,104,971

Energy equipment & services—0.8%
Baker Hughes Co.	1,486,673	21,958,160

Entertainment—3.7%
Live Nation Entertainment, Inc.*	178,786	8,724,757
Roku, Inc.*	218,137	44,150,929
Spotify Technology S.A.*	46,158	11,072,842
Take-Two Interactive Software, Inc.*	78,975	12,234,807
Zynga, Inc., Class A*	3,113,581	27,991,093

Equity real estate investment trusts (REITs)—5.7%
Agree Realty Corp.	262,206	16,275,126
Americold Realty Trust	467,943	16,953,575
Healthcare Realty Trust, Inc.	559,593	15,556,685
Host Hotels & Resorts, Inc.	1,842,919	19,313,791
Mid-America Apartment Communities, Inc.	345,769	40,327,039
Prologis, Inc.	199,294	19,769,965
STAG Industrial, Inc.	1,041,936	32,425,048

Food & staples retailing—0.7%
Casey’s General Stores, Inc.	123,074	20,746,584

Food products—1.2%
Darling Ingredients, Inc.*	491,221	21,122,503
Lamb Weston Holdings, Inc.	191,900	12,176,055

Gas utilities—1.5%
Atmos Energy Corp.	229,198	21,010,581
ONE Gas, Inc.	303,487	20,952,742

Health care equipment & supplies—4.4%
ABIOMED, Inc.*	63,200	15,918,816
Align Technology, Inc.*	19,521	8,317,508
DexCom, Inc.*	13,100	4,186,498
Edwards Lifesciences Corp.*	213,240	15,287,176
IDEXX Laboratories, Inc.*	14,950	6,351,059
Insulet Corp.*	86,936	19,321,526
Masimo Corp.*	53,325	11,935,201
Novocure Ltd.*	77,894	9,510,857
NuVasive, Inc.*	316,053	14,042,235
Tandem Diabetes Care, Inc.*	77,350	8,431,150
Teleflex, Inc.	35,273	11,224,927

Health care providers & services—0.9%
Centene Corp.*	59,802	3,534,298
Henry Schein, Inc.*	121,225	7,707,486
Molina Healthcare, Inc.*	27,732	5,171,186
Universal Health Services, Inc., Class B	70,151	7,685,042

Health care technology—0.8%
Omnicell, Inc.*	39,379	3,408,252
Teladoc Health, Inc.*	63,859	12,545,739
Veeva Systems, Inc., Class A*	25,450	6,872,773

Hotels, restaurants & leisure—4.5%
Carnival Corp.	1,299,322	17,813,705
Chipotle Mexican Grill, Inc.*	12,032	14,456,207
Darden Restaurants, Inc.	211,520	19,442,918
Royal Caribbean Cruises Ltd.	751,610	42,405,836
Texas Roadhouse, Inc.	250,101	17,514,573
Vail Resorts, Inc.	66,041	15,324,154

COMMON STOCKS—99.2%	Shares	Value

Household durables—2.1%
D.R. Horton, Inc.	397,312	$26,544,415
Garmin Ltd.	133,425	13,878,868
PulteGroup, Inc.	484,984	19,767,948

Household products—0.4%
The Clorox Co.	52,100	10,797,725

Industrial conglomerates—0.1%
Carlisle Cos, Inc.	22,268	2,758,337

Insurance—3.8%
Arch Capital Group Ltd.*	380,964	11,508,922
Brown & Brown, Inc.	311,855	13,568,811
Everest Re Group Ltd.	76,991	15,173,386
Lincoln National Corp.	764,183	26,822,823
Marsh & McLennan Cos, Inc.	106,325	11,000,385
The Hartford Financial Services Group, Inc.	419,831	16,171,890
W.R. Berkley Corp.	117,475	7,062,597
White Mountains Insurance Group Ltd.	7,075	6,426,435

Interactive media & services—1.0%
IAC/InterActiveCorp*	93,198	11,250,863
Match Group, Inc.*	137,108	16,011,472

Internet & direct marketing retail—2.4%
Booking Holdings, Inc.*	8,050	13,061,125
Chewy, Inc., Class A*	238,762	14,707,739
eBay, Inc.	365,917	17,428,627
Etsy, Inc.*	63,594	7,732,395
Expedia Group, Inc.	160,309	15,093,092

IT services—1.4%
Black Knight, Inc.*	104,275	9,170,986
DXC Technology Co.	800,294	14,741,416
Euronet Worldwide, Inc.*	45,685	4,058,655
Twilio, Inc., Class A*	44,062	12,291,976

Leisure products—1.2%
Brunswick Corp.	404,574	25,775,410
Peloton Interactive, Inc., Class A*	83,169	9,166,055

Machinery—2.8%
AGCO Corp.	227,049	17,489,585
Allison Transmission Holdings, Inc.	140,575	5,081,786
Pentair PLC	363,229	18,074,275
The Timken Co.	270,125	16,126,463
Xylem, Inc.	259,459	22,609,257

Metals & mining—1.2%
Agnico Eagle Mines Ltd.	58,656	4,650,834
Hecla Mining Co.	2,319,246	10,622,147
Kirkland Lake Gold Ltd.	432,533	19,732,155

Mortgage real estate investment trusts (REITs)—0.6%
AGNC Investment Corp.	1,223,842	17,097,073

Multiline retail—0.9%
Dollar General Corp.	114,186	23,831,760

Multi-utilities—2.6%
CenterPoint Energy, Inc.	1,505,711	31,815,673
CMS Energy Corp.	337,780	21,391,607
WEC Energy Group, Inc.	186,310	18,733,471

Oil, gas & consumable fuels—1.1%
Cabot Oil & Gas Corp.	322,256	5,732,934
EOG Resources, Inc.	288,540	9,879,610
Marathon Petroleum Corp.	547,168	16,141,456

The accompanying notes are an integral part of the financial statements	21

Investment Portfolios

10.31.2020

CARILLON SCOUT MID CAP FUND (cont’d)
COMMON STOCKS—99.2%	Shares	Value

Pharmaceuticals—1.8%
Horizon Therapeutics PLC*	665,128	$49,838,041

Professional services—2.0%
CoStar Group, Inc.*	16,639	13,704,047
FTI Consulting, Inc.*	113,273	11,152,860
IHS Markit Ltd.	86,689	7,010,539
Robert Half International, Inc.	376,680	19,093,909
Verisk Analytics, Inc.	29,575	5,263,463

Road & rail—2.0%
AMERCO	36,247	12,583,508
Kansas City Southern	146,663	25,833,221
Knight-Swift Transportation Holdings, Inc.	464,922	17,662,387

Semiconductors & semiconductor equipment—5.6%
Advanced Micro Devices, Inc.*	184,205	13,868,795
Analog Devices, Inc.	75,575	8,957,905
KLA Corp.	83,196	16,404,587
Lam Research Corp.	16,855	5,765,758
Marvell Technology Group Ltd.	358,043	13,430,193
Monolithic Power Systems, Inc.	61,510	19,658,596
NXP Semiconductors N.V.	44,525	6,016,218
ON Semiconductor Corp.*	509,113	12,773,645
Skyworks Solutions, Inc.	193,578	27,350,636
SolarEdge Technologies, Inc.*	36,093	9,300,805
Universal Display Corp.	62,839	12,461,602
Xilinx, Inc.	94,791	11,250,744

Software—5.8%
Crowdstrike Holdings, Inc., Class A*	377,482	46,747,371
DocuSign, Inc.*	80,059	16,191,933
NortonLifeLock, Inc.	449,402	9,244,199
Paycom Software, Inc.*	40,141	14,614,937
Proofpoint, Inc.*	89,909	8,607,887
ServiceNow, Inc.*	17,537	8,725,885
Splunk, Inc.*	98,550	19,516,842
The Trade Desk, Inc., Class A*	5,824	3,299,005
Workday, Inc., Class A*	79,100	16,620,492
Zoom Video Communications, Inc., Class A*	17,030	7,849,297
Zscaler, Inc.*	80,900	10,982,175

Specialty retail—3.8%
American Eagle Outfitters, Inc.	1,172,250	16,071,547
Best Buy Co., Inc.	209,471	23,366,490
Burlington Stores, Inc.*	28,100	5,439,598
Floor & Decor Holdings, Inc., Class A*	428,520	31,281,960
O’Reilly Automotive, Inc.*	20,699	9,037,183
Tractor Supply Co.	75,750	10,090,658
Ulta Beauty, Inc.*	53,306	11,022,082

Technology hardware, storage & peripherals—0.9%
Pure Storage, Inc., Class A*	1,478,249	23,799,809

Textiles, apparel & luxury goods—0.4%
Lululemon Athletica, Inc.*	31,668	10,111,276

Trading companies & distributors—1.8%
United Rentals, Inc.*	104,284	18,592,795
W.W. Grainger, Inc.	89,917	31,472,748
Total common stocks (cost $2,223,875,377)		2,783,448,323

MONEY MARKET FUNDS—0.1%	Shares	Value
First American Government Obligations Fund—Class X, 0.05%#	1,405,351	$1,405,351
Total money market funds (cost $1,405,351)		1,405,351

Total investment portfolio (cost $2,225,280,728)—99.3%		2,784,853,674

Other assets in excess of liabilities—0.7%		20,873,537

Total net assets—100.0%		$2,805,727,211

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $1,294,684 or 0.0% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Consumer discretionary	18.3%
Industrials	17.0%
Information technology	15.8%
Financials	12.2%
Health care	10.1%
Materials	5.7%
Real estate	5.7%
Utilities	5.0%
Communication services	4.7%
Consumer staples	2.8%
Energy	1.9%
Money market funds	0.1%

CARILLON SCOUT SMALL CAP FUND
COMMON STOCKS—99.7%	Shares	Value
Aerospace & defense—1.5%
Kratos Defense & Security Solutions, Inc.*	236,204	$4,461,894

Air freight & logistics—1.1%
Forward Air Corp.	50,225	3,162,668

Auto components—1.0%
Stoneridge, Inc.*	127,768	2,916,943

Automobiles—1.3%
Thor Industries, Inc.	46,981	3,973,653

Banks—0.8%
Hilltop Holdings, Inc.	107,980	2,463,024

Biotechnology—6.1%
Eagle Pharmaceuticals, Inc.*	74,536	3,467,415
Halozyme Therapeutics, Inc.*	171,236	4,794,608
Insmed, Inc.*	165,415	5,448,770
Vericel Corp.*	223,600	4,143,308

22	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON SCOUT SMALL CAP FUND (cont’d)
COMMON STOCKS—99.7%	Shares	Value

Capital markets—2.1%
Blucora, Inc.*	107,036	$ 1,065,008
Cohen & Steers, Inc.	92,701	5,219,993

Chemicals—1.6%
Balchem Corp.	46,009	4,598,599

Commercial services & supplies—0.9%
Healthcare Services Group, Inc.	114,262	2,614,315

Construction & engineering—1.4%
Dycom Industries, Inc.*	62,192	4,038,748

Consumer finance—3.5%
Green Dot Corp., Class A*	52,504	2,799,513
LendingTree, Inc.*(a)	15,950	5,161,261
PRA Group, Inc.*	70,873	2,418,895

Electrical equipment—1.8%
TPI Composites, Inc.*	160,731	5,323,411

Electronic equipment, instruments & components—5.1%
ePlus, Inc.*	42,133	2,844,399
Fabrinet*	59,349	3,562,127
II-VI, Inc.*	110,069	5,004,837
Plexus Corp.*	51,522	3,582,840

Energy equipment & services—0.2%
Core Laboratories N.V.	39,689	573,506

Equity real estate investment trusts (REITs)—2.0%
CareTrust REIT, Inc.	133,159	2,277,019
QTS Realty Trust, Inc., Class A	60,062	3,694,413

Food & staples retailing—1.4%
Performance Food Group Co.*	122,965	4,132,854

Health care equipment & supplies—4.3%
Cantel Medical Corp.	58,566	2,801,797
ICU Medical, Inc.*	27,038	4,807,086
Integer Holdings Corp.*	62,375	3,645,819
Varex Imaging Corp.*	95,702	1,282,407

Health care providers & services—11.3%
AdaptHealth Corp.*	211,600	5,776,680
AMN Healthcare Services, Inc.*	92,619	6,046,168
BioTelemetry, Inc.*	100,637	4,285,123
HealthEquity, Inc.*	84,244	4,337,724
LHC Group, Inc.*	40,921	8,861,443
U.S. Physical Therapy, Inc.	52,366	4,154,195

Health care technology—3.6%
HMS Holdings Corp.*	109,501	2,914,917
Omnicell, Inc.*	87,829	7,601,600

Hotels, restaurants & leisure—2.1%
Cracker Barrel Old Country Store, Inc.	23,799	2,708,802
Lindblad Expeditions Holdings, Inc.*	155,348	1,292,496
The Cheesecake Factory, Inc. (a)	73,024	2,170,273

Household durables—4.8%
Installed Building Products, Inc.*	64,373	5,828,331
iRobot Corp.*(a)	33,595	2,673,490
LGI Homes, Inc.*	52,271	5,586,725

Insurance—0.8%
CNO Financial Group, Inc.	133,651	2,372,305

COMMON STOCKS—99.7%	Shares	Value

Internet & direct marketing retail—1.8%
Magnite, Inc.*	356,200	$ 3,216,486
PetMed Express, Inc. (a)	73,713	2,180,430

IT Services—0.9%
I3 Verticals, Inc., Class A*	129,287	2,667,191

Life sciences tools & services—7.3%
Bruker Corp.	129,232	5,497,529
Medpace Holdings, Inc.*	58,507	6,490,767
NeoGenomics, Inc.*	122,806	4,817,679
PRA Health Sciences, Inc.*	50,014	4,873,364

Machinery—5.4%
Albany International Corp., Class A	56,842	2,895,531
Chart Industries, Inc.*	82,573	6,973,290
Proto Labs, Inc.*	50,559	5,970,007

Pharmaceuticals—1.0%
Supernus Pharmaceuticals, Inc.*	163,477	3,001,438

Professional services—1.8%
Insperity, Inc.	69,991	5,359,911

Semiconductors & semiconductor equipment—7.8%
Advanced Energy Industries, Inc.*	45,100	3,042,897
Ambarella, Inc.*	58,250	3,184,528
Impinj, Inc.*	70,893	1,808,480
Inphi Corp.*	40,519	5,662,935
Power Integrations, Inc.	68,193	4,105,901
Semtech Corp.*	95,470	5,240,348

Software—9.8%
Box, Inc., Class A*	192,709	2,986,990
Envestnet, Inc.*	63,558	4,877,441
J2 Global, Inc.*	60,099	4,079,520
Qualys, Inc.*	39,783	3,494,937
The Descartes Systems Group, Inc.*	95,590	5,138,918
Upland Software, Inc.*	119,242	4,974,776
Verint Systems, Inc.*	69,247	3,359,864

Specialty retail—1.2%
Monro, Inc.	80,728	3,395,420

Textiles, apparel & luxury goods—0.6%
G-III Apparel Group Ltd.*	139,158	1,875,850

Thrifts & mortgage finance—0.9%
Axos Financial, Inc.*	100,542	2,740,775

Trading companies & distributors—2.5%
Applied Industrial Technologies, Inc.	55,596	3,394,136
Systemax, Inc.	134,839	3,833,473
Total common stocks (cost $195,160,666)		294,032,214

MONEY MARKET FUNDS—3.2%
First American Government Obligations Fund—Class X, 0.05%#	9,397,104	9,397,104
Total money market funds (cost $9,397,104)		9,397,104

Total investment portfolio (cost $204,557,770)—102.9%		303,429,318

Liabilities in excess of other assets—(2.9)%		(8,489,422)

Total net assets—100.0%		$294,939,896

The accompanying notes are an integral part of the financial statements	23

Investment Portfolios

10.31.2020

CARILLON SCOUT SMALL CAP FUND (cont’d)

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $8,806,661 or 3.0% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	33.6%
Information technology	23.6%
Industrials	16.3%
Consumer discretionary	12.8%
Financials	8.2%
Money market funds	3.2%
Real estate	2.0%
Materials	1.6%
Consumer staples	1.4%
Energy	0.2%

CARILLON REAMS CORE BOND FUND
CORPORATE BONDS—32.0%	Principal Amount	Value
Aerospace & defense—1.2%
The Boeing Co.,
2.80%, 03/01/27	$ 315,000	$ 306,372
2.95%, 02/01/30	915,000	870,043
5.04%, 05/01/27	3,695,000	4,058,103
5.15%, 05/01/30	2,200,000	2,434,111

Agriculture—0.7%
BAT Capital Corp., 4.91%, 04/02/30	3,845,000	4,477,661

Air freight & logistics—0.4%
FedEx Corp., 3.80%, 05/15/25	2,085,000	2,348,182

Airlines—2.2%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	1,120,000	1,150,667
Alaska Airlines, Pass Through Trust, Series 2020-1, Class A, 144A, 4.80%, 02/15/29	5,010,000	5,263,899
American Airlines, Pass Through Trust,
Series 2011-1, Class A, 5.25%, 07/31/22	163,748	157,030
Series 2013-1, Class A, 4.00%, 01/15/27	806,217	604,574
Series 2013-2, Class A, 4.95%, 07/15/24	502,897	435,862
Delta Air Lines, Pass Through Trust,
Series 2007-1, Class A, 6.82%, 02/10/24	394,004	399,858
Series 2020-1, Class AA, 2.00%, 12/10/29	1,725,000	1,674,578
JetBlue, Pass Through Trust,
Series 2019-1, Class AA, 2.75%, 11/15/33	1,521,223	1,480,555
Series 2020-1, Class A, 4.00%, 05/15/34	870,000	895,420
United Airlines, Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 06/01/29	286,339	277,084
Series 2016-2, Class AA, 2.88%, 04/07/30	172,490	162,953
Series 2018-1, Class AA, 3.50%, 03/01/30	417,792	398,892
US Airways, Pass Through Trust, Series 2012-1, Class A, 5.90%, 04/01/26	617,019	600,797

CORPORATE BONDS—32.0%	Principal Amount	Value

Auto manufacturers—4.3%
American Honda Finance Corp.,
0.65%, 09/08/23	$1,480,000	$1,484,817
0.88%, 07/07/23	2,550,000	2,570,871
1.20%, 07/08/25	800,000	808,045
Daimler Finance North America LLC, 144A, 3.35%, 05/04/21	1,200,000	1,217,118
Ford Motor Credit Co. LLC, 3.81%, 10/12/21	235,000	236,175
General Motors Financial Co., Inc.,
1.70%, 08/18/23	4,000,000	4,036,388
2.75%, 06/20/25	6,830,000	7,049,397
5.10%, 01/17/24	2,255,000	2,472,679
Hyundai Capital America,
144A, 1.25%, 09/18/23	1,060,000	1,062,581
144A, 6.38%, 04/08/30	2,385,000	3,044,942
Volkswagen Group of America Finance LLC,
144A, 2.70%, 09/26/22	350,000	362,743
144A, 3.75%, 05/13/30	1,995,000	2,252,029

Banks—9.1%
Bank of America Corp.,
(Fixed until 02/13/30, then 3 Month LIBOR USD + 0.99%), 2.50%, 02/13/31	6,140,000	6,362,606
3.50%, 04/19/26	1,270,000	1,423,116
(Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	905,000	1,008,948
(Fixed until 07/23/28, then 3 Month LIBOR USD + 1.31%), 4.27%, 07/23/29	3,620,000	4,246,295
Citigroup, Inc.,
(Fixed until 06/03/30, then SOFR + 2.11%), 2.57%, 06/03/31	760,000	790,839
(Fixed until 01/29/30, then SOFR + 1.15%), 2.67%, 01/29/31	2,260,000	2,368,270
(Fixed until 04/23/28, then 3 Month LIBOR USD + 1.19%), 4.08%, 04/23/29	1,550,000	1,780,874
(Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	2,325,000	2,755,041
Fifth Third Bancorp, 2.55%, 05/05/27	3,445,000	3,669,230
HSBC Holdings PLC, 4.95%, 03/31/30	2,395,000	2,911,621
JPMorgan Chase & Co.,
(Fixed until 09/16/23, then SOFR + 0.60%), 0.65%, 09/16/24	2,735,000	2,739,542
(Fixed until 12/05/28, then 3 Month LIBOR USD + 1.33%), 4.45%, 12/05/29	2,000,000	2,390,674
(Fixed until 03/24/30, then SOFR + 3.79%), 4.49%, 03/24/31	4,655,000	5,624,174
Mitsubishi UFJ Financial Group, Inc. (Fixed until 09/15/23, then 1 Year CMT Rate + 0.68%), 0.85%, 09/15/24	1,905,000	1,907,586
Sumitomo Mitsui Trust Bank Ltd., 144A, 0.80%, 09/12/23	2,300,000	2,308,471
Wells Fargo & Co.
(Fixed until 02/11/30, then 3 Month LIBOR USD + 1.00%), 2.57%, 02/11/31	5,625,000	5,857,953
(Fixed until 05/22/27, then 3 Month LIBOR USD + 1.31%), 3.58%, 05/22/28	4,585,000	5,085,578
(Fixed until 04/04/30, then 3 Month LIBOR USD + 3.77%), 4.48%, 04/04/31	3,195,000	3,830,413

Capital markets—2.5%
Morgan Stanley,
(Fixed until 01/22/30, then SOFR + 1.14%), 2.70%, 01/22/31	2,680,000	2,861,126
(Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	2,750,000	3,151,857

24	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON REAMS CORE BOND FUND (cont’d)
CORPORATE BONDS—32.0%	Principal Amount	Value

Capital markets (cont’d)
The Goldman Sachs Group, Inc.,
2.60%, 02/07/30	$4,725,000	$4,982,779
3.50%, 04/01/25	1,215,000	1,337,581
UBS Group AG,
(Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 144A, 1.36%, 01/30/27	2,610,000	2,602,257
(Fixed until 08/13/29, then 3 Month LIBOR USD + 1.47%), 144A, 3.13%, 08/13/30	350,000	383,985

Containers & packaging—0.2%
Sonoco Products Co., 3.13%, 05/01/30	1,175,000	1,277,509

Diversified financial services—0.6%
GE Capital International Funding Co., 4.42%, 11/15/35	3,525,000	3,810,758

Diversified telecommunication services—0.4%
AT&T, Inc.,
4.25%, 03/01/27	1,125,000	1,293,148
4.30%, 02/15/30	960,000	1,118,862

Electric—0.6%
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	90,000	102,667
Duke Energy Florida LLC, 1.75%, 06/15/30	2,055,000	2,078,192
Exelon Generation Co. LLC, 3.25%, 06/01/25	735,000	799,446
Oncor Electric Delivery Co., LLC, 2.95%, 04/01/25	485,000	527,903
San Diego Gas & Electric Co., 3.32%, 04/15/50	380,000	403,917

Electric utilities—1.9%
Duke Energy Corp., 0.90%, 09/15/25	2,455,000	2,444,629
IPALCO Enterprises, Inc., 144A, 4.25%, 05/01/30	3,220,000	3,632,806
Pacific Gas and Electric Co., 1.75%, 06/16/22	2,960,000	2,960,351
Southern California Edison Co., 1.20%, 02/01/26	2,845,000	2,822,556

Equity real estate investment trusts (REITs)—0.6%
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	230,000	286,196
Ventas Realty LP, 4.75%, 11/15/30	2,675,000	3,144,867

Food & staples retailing—0.5%
Sysco Corp., 5.95%, 04/01/30	2,490,000	3,178,229

Hotels, restaurants & leisure—0.3%
Starbucks Corp., 2.55%, 11/15/30	2,000,000	2,104,488

Industrial conglomerates—0.8%
General Electric Co.,
3.63%, 05/01/30	1,290,000	1,360,665
4.25%, 05/01/40	3,455,000	3,621,080

Insurance—0.6%
American International Group, Inc., 4.25%, 03/15/29	1,990,000	2,347,326
Equitable Financial Life Global Funding, 144A, 1.40%, 07/07/25	1,150,000	1,174,260

Multi-utilities—0.8%
CenterPoint Energy, Inc., 2.50%, 09/01/24	2,685,000	2,844,640
Dominion Energy, Inc.,
(3 Month LIBOR USD + 0.53%), 0.78%, 09/15/23	1,435,000	1,438,603
3.38%, 04/01/30	690,000	776,378

Oil, gas & consumable fuels—2.3%
Chevron Corp., 1.55%, 05/11/25	1,420,000	1,465,438
Equinor ASA, 3.13%, 04/06/30	460,000	507,096
Kinder Morgan, Inc., 4.30%, 06/01/25	2,255,000	2,531,576
ONEOK, Inc., 4.25%, 02/01/22	650,000	670,048
Phillips 66, 3.85%, 04/09/25	1,195,000	1,314,719
Suncor Energy, Inc., 3.10%, 05/15/25	1,270,000	1,356,123
TransCanada PipeLines Ltd., 4.10%, 04/15/30	5,715,000	6,476,081

CORPORATE BONDS—32.0%	Principal Amount	Value

Pipelines—0.5%
Colonial Enterprises, Inc., 144A, 3.25%, 05/15/30	$3,000,000	$3,296,785

Software—0.2%
VMware, Inc., 4.50%, 05/15/25	1,222,000	1,383,223

Telecommunications—0.4%
T-Mobile USA, Inc., 144A, 3.50%, 04/15/25	2,110,000	2,311,737

Tobacco—0.3%
Reynolds American, Inc., 4.45%, 06/12/25	1,855,000	2,095,294

Transportation—0.6%
Burlington Northern and Santa Fe Railway Co., Pass Through Trust,
Series 2001-2, 6.46%, 01/15/21	5,352	5,372
Series 2004-1, 4.58%, 01/15/21	37,436	37,692
CSX Transportation, Inc., 6.25%, 01/15/23	185,252	204,445
FedEx Corp., Pass Through Trust, Series 2020-1, Class AA, 1.88%, 08/20/35	2,695,000	2,693,116
Union Pacific Railroad Co., Pass Through Trust,
Series 2004, 5.40%, 07/02/25	151,806	155,997
Series 2005, 5.08%, 01/02/29	382,906	423,396
Series 2006, 5.87%, 07/02/30	343,019	403,962
Total corporate bonds (cost $193,567,251)		199,856,818

MORTGAGE AND ASSET-BACKED SECURITIES—29.1%
Asset-backed securities—2.1%
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 04/16/25	5,830,000	5,839,455
Hertz Vehicle Financing II LP,
Series 2016-4A, Class A, 144A, 2.65%, 07/25/22	196,488	196,904
Series 2017-1A, Class A, 144A, 2.96%, 10/25/21	159,651	159,938
Series 2019-1A, Class A, 144A, 3.71%, 03/25/23	257,791	257,934
Hyundai Auto Lease Securitization Trust, Series 2020-B, Class A1, 144A, 0.20%, 10/15/21	1,481,557	1,481,545
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	3,895,000	3,900,012
World Omni Select Auto Trust, Series 2018-1A, Class A3, 144A, 3.46%, 03/15/23	1,046,696	1,052,304

Commercial mortgage-backed securities—4.1%
BANK, Series 2018-BN10, Class A1, 2.62%, 02/17/61	823,056	835,618
CFCRE Commercial Mortgage Trust,
Series 2011-C2, Class A4, 3.83%, 12/17/47	2,050,550	2,074,369
Series 2016-C3, Class A3, 3.87%, 01/10/48	1,855,000	2,062,649
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class AAB, 3.48%, 05/10/47	720,823	752,588
COMM Mortgage Trust,
Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	363,720	378,339
Series 2013-CCRE11, Class ASB, 3.66%, 08/12/50	505,858	526,323
Series 2014-LC17, Class A4, 3.65%, 10/11/47	2,310,000	2,496,641
Series 2014-UBS5, Class A4, 3.84%, 09/12/47	2,100,000	2,295,265
Series 2015-LC19, Class A4, 3.18%, 02/10/48	1,200,000	1,295,234
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	2,085,000	2,147,709
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4, 3.38%, 05/12/45	1,692,571	1,716,709
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	196,221	203,254
Series 2014-GCJ22, Class A5, 3.86%, 06/10/47	355,000	385,935
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4, 3.48%, 06/16/45	1,916,016	1,951,431
Series 2014-C20, Class ASB, 3.46%, 07/17/47	1,014,190	1,063,851

The accompanying notes are an integral part of the financial statements	25

Investment Portfolios

10.31.2020

CARILLON REAMS CORE BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—29.1%	Principal Amount	Value

Commercial mortgage-backed securities (cont’d)
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A3, 3.05%, 10/17/50	$1,385,000	$1,463,741
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A3, 144A, 2.81%, 03/12/49	460,000	475,555
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/19/48	1,014,896	1,074,029
Morgan Stanley Capital I Trust, Series 2017-H1, Class A1, 1.95%, 06/17/50	771,793	775,249
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A3, 2.81%, 11/18/59	1,100,000	1,156,885
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A4, 3.41%, 08/16/47	464,811	495,971

Federal agency mortgage-backed obligations—22.9%
Fannie Mae Pool,
Series 1614, Class AN, 2.47%, 06/01/26	2,785,000	2,922,043
Series 1671, Class AM, 2.10%, 12/01/27	783,512	816,629
Series 2793, Class AL, VR, 4.58%, 01/01/21	387,277	387,198
Series 4012, Class MA, 2.00%, 05/01/35	2,995,560	3,106,203
Series 4126, Class MA, 2.00%, 09/01/30	19,709,319	20,463,196
Series 4148, Class MA, 2.00%, 10/01/30	1,093,916	1,136,796
Series 5796, Class AN, 3.03%, 06/01/27	355,000	383,368
Series 387770, 3.63%, 07/01/28	455,000	511,270
TBA 1.50%, 12/15/35	17,350,000	17,688,867
TBA 2.00%, 01/15/36	38,365,000	39,676,304
TBA 2.00%, 01/15/51	29,645,000	30,434,761
Fannie Mae-Aces,
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	432,110	438,094
Series 2016-M6, Class AB2, 2.40%, 05/25/26	360,200	381,145
Series 2020-M17, Class A1, 1.25%, 01/25/28	7,193,212	7,335,567
Freddie Mac Pool, Series 5034, Class RD, 2.00%, 09/01/30	2,622,519	2,728,546
Freddie Mac REMIC, Series 3609, Class LA, 4.00%, 12/15/24	63	63
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	1,188,122	1,261,994
Series 2583, Class AB, 2.14%, 08/15/23	356,555	361,312
Ginnie Mae II Pool, Series 6865, Class MA, 2.50%, 09/20/50	12,208,937	12,797,456
Total mortgage and asset-backed securities (cost $180,594,535)		181,346,249

FOREIGN GOVERNMENT BONDS—0.8%
Israel Government International Bond, 2.75%, 07/03/30	380,000	415,340
Mexico Government International Bond, 4.00%, 10/02/23	4,025,000	4,373,162
Total foreign government bonds (cost $4,759,685)		4,788,502

U.S. TREASURIES—19.0%
U.S. Treasury Bond, 1.25%, 05/15/50	14,970,000	13,515,103
U.S. Treasury Notes,
0.63%, 08/15/30	39,560,000	38,638,994
1.13%, 08/31/21	66,145,000	66,687,595
Total U.S. Treasuries (cost $119,466,391)		118,841,692

SHORT-TERM INVESTMENTS—20.5%	Principal Amount	Value
U.S. Treasury Bills,
ZCI, 0.09%, 01/21/21	$86,785,000	$86,767,161
ZCI, 0.10%, 01/19/21	41,325,000	41,317,389
Total short-term investments (cost $128,083,262)		128,084,550

Total investment portfolio (cost $626,471,124)—101.4%		632,917,811

Liabilities in excess of other assets—(1.4)%		(8,746,230)

Total net assets—100.0%		$624,171,581

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

VR—Variable rate security. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. Rate shown is the rate in effect as of the date of this report.

REMIC—Real estate mortgage investment conduit

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Credit quality breakdown* (unaudited)

Rating	Percent of net assets
AAA/Aaa/AAA	68.0%
AA/Aa/AA	3.0%
A/A/A	16.8%
BBB/Baa/BBB	13.4%
BB/Ba/BB	0.2%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA/Aaa/AAA for credit quality purposes.

26	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON REAMS CORE BOND FUND (cont’d)

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American Investment Grade Index Series 35	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/25	$78,240,000	$1,392,791	$1,668,670	$(275,879)
Total swap contracts							$78,240,000	$1,392,791	$1,668,670	$(275,879)

There is $21,474 of variation margin due from the Fund to the broker as of the date of this report.

(a)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying notes are an integral part of the financial statements	27

Investment Portfolios

10.31.2020

CARILLON REAMS CORE PLUS BOND FUND
CORPORATE BONDS—38.0%	Principal Amount	Value
Aerospace & defense—2.0%
The Boeing Co.,
2.80%, 03/01/27	$730,000	$ 710,006
2.95%, 02/01/30	650,000	618,063
3.60%, 05/01/34	3,320,000	3,241,798
3.63%, 02/01/31	4,250,000	4,229,614
5.04%, 05/01/27	4,187,000	4,598,451
5.15%, 05/01/30	9,920,000	10,975,627

Agriculture—1.2%
BAT Capital Corp.,
3.56%, 08/15/27	2,780,000	2,997,535
4.91%, 04/02/30	10,025,000	11,674,526

Air freight & logistics—0.6%
FedEx Corp., 3.80%, 05/15/25	6,370,000	7,174,063

Airlines—4.0%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	2,505,000	2,573,591
Alaska Airlines, Pass Through Trust, Series 2020-1, Class A, 144A, 4.80%, 02/15/29	7,415,000	7,790,781
American Airlines, Pass Through Trust,
Series 2011-1, Class A, 5.25%, 07/31/22	576,043	552,411
Series 2013-1, Class A, 4.00%, 01/15/27	76,264	57,189
Series 2013-2, Class A, 4.95%, 07/15/24	900,744	780,678
Series 2015-1, Class A, 3.38%, 11/01/28	4,668,505	3,511,676
Delta Air Lines, Pass Through Trust,
Series 2007-1, Class A, 6.82%, 02/10/24	619,411	628,614
Series 2020-1, Class AA, 2.00%, 12/10/29	9,550,000	9,270,852
JetBlue, Pass Through Trust,
Series 2019-1, Class AA, 2.75%, 11/15/33	5,502,086	5,354,993
Series 2020-1, Class A, 4.00%, 05/15/34	2,055,000	2,115,044
Southwest Airlines Co.,
5.13%, 06/15/27	8,360,000	9,294,481
5.25%, 05/04/25	3,200,000	3,557,990
United Airlines, Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 06/01/29	588,810	569,778
Series 2016-2, Class AA, 2.88%, 04/07/30	357,601	337,830
Series 2018-1, Class AA, 3.50%, 03/01/30	853,749	815,126
US Airways, Pass Through Trust,
Series 2011-1, Class A, 7.13%, 04/22/25	593,704	511,888
Series 2012-1, Class A, 5.90%, 04/01/26	1,451,809	1,413,639

Auto manufacturers—7.0%
American Honda Finance Corp.,
0.65%, 09/08/23	3,330,000	3,340,839
0.88%, 07/07/23	6,540,000	6,593,527
1.20%, 07/08/25	1,845,000	1,863,555
Daimler Finance North America LLC, 144A, 3.35%, 05/04/21	6,340,000	6,430,439
Ford Motor Credit Co. LLC,
3.37%, 11/17/23	21,940,000	21,748,025
3.81%, 10/12/21	2,545,000	2,557,725
5.58%, 03/18/24	985,000	1,035,196
General Motors Financial Co., Inc.,
1.70%, 08/18/23	8,210,000	8,284,686
2.75%, 06/20/25	11,970,000	12,354,507
5.10%, 01/17/24	3,275,000	3,591,141
Hyundai Capital America,
144A, 1.25%, 09/18/23	2,320,000	2,325,649
144A, 6.38%, 04/08/30	8,145,000	10,398,764

CORPORATE BONDS—38.0%	Principal Amount	Value

Auto manufacturers (cont’d)
Volkswagen Group of America Finance LLC,
144A, 2.70%, 09/26/22	$2,145,000	$2,223,097
144A, 3.75%, 05/13/30	3,760,000	4,244,426

Banks—7.1%
Bank of America Corp.,
(Fixed until 02/13/30, then 3 Month LIBOR USD + 0.99%), 2.50%, 02/13/31	10,455,000	10,834,047
3.50%, 04/19/26	3,060,000	3,428,924
(Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	4,090,000	4,559,775
Citigroup, Inc.,
(Fixed until 01/29/30, then SOFR + 1.15%), 2.67%, 01/29/31	8,835,000	9,258,259
(Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	3,890,000	4,609,509
Fifth Third Bancorp, 2.55%, 05/05/27	2,475,000	2,636,094
HSBC Holdings PLC, 4.95%, 03/31/30	4,820,000	5,859,714
JPMorgan Chase & Co.,
(Fixed until 09/16/23, then SOFR + 0.60%), 0.65%, 09/16/24	6,105,000	6,115,139
(Fixed until 03/24/30, then SOFR + 3.79%), 4.49%, 03/24/31	11,835,000	14,299,053
Mitsubishi UFJ Financial Group, Inc., (Fixed until 09/15/23, then 1 Year CMT Rate + 0.68%), 0.85%, 09/15/24	3,790,000	3,795,145
Sumitomo Mitsui Trust Bank Ltd., 144A, 0.80%, 09/12/23	5,150,000	5,168,968
Wells Fargo & Co., (Fixed until 04/04/30, then 3 Month LIBOR USD + 3.77%), 4.48%, 04/04/31	14,800,000	17,743,386

Capital markets—2.2%
Morgan Stanley,
(Fixed until 01/22/30, then SOFR + 1.14%), 2.70%, 01/22/31	3,385,000	3,613,773
(Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	4,905,000	5,621,767
The Goldman Sachs Group, Inc.,
2.60%, 02/07/30	9,000,000	9,491,008
3.50%, 04/01/25	4,525,000	4,981,527
UBS Group AG, 144A, (Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 1.36%, 01/30/27	4,285,000	4,272,288

Consumer finance—0.9%
Ally Financial, Inc.,
1.45%, 10/02/23	3,210,000	3,239,390
3.05%, 06/05/23	7,790,000	8,143,966

Containers & packaging—0.4%
Sonoco Products Co., 3.13%, 05/01/30	4,070,000	4,425,074

Diversified financial services—1.0%
GE Capital International Funding Co., 4.42%, 11/15/35	11,915,000	12,880,902

Diversified telecommunication services—0.2%
AT&T, Inc., 4.25%, 03/01/27	2,170,000	2,494,338

Electric—0.5%
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	465,000	530,447
Exelon Generation Co. LLC, 3.25%, 06/01/25	2,635,000	2,866,042
Oncor Electric Delivery Co. LLC, 2.95%, 04/01/25	1,130,000	1,229,958
San Diego Gas & Electric Co., 3.32%, 04/15/50	1,990,000	2,115,251

28	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON REAMS CORE PLUS BOND FUND (cont’d)
CORPORATE BONDS—38.0%	Principal Amount	Value

Electric utilities—2.4%
Duke Energy Corp., 0.90%, 09/15/25	$ 5,500,000	$ 5,476,765
IPALCO Enterprises, Inc., 144A, 4.25%, 05/01/30	8,845,000	9,978,935
Pacific Gas and Electric Co., 1.75%, 06/16/22	8,175,000	8,175,971
Southern California Edison Co., 1.20%, 02/01/26	5,920,000	5,873,297

Equity real estate investment trusts (REITs)—0.7%
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	1,100,000	1,368,761
Ventas Realty LP, 4.75%, 11/15/30	5,925,000	6,965,734

Food & staples retailing—0.6%
Sysco Corp., 5.95%, 04/01/30	5,645,000	7,205,261

Healthcare services—0.5%
HCA, Inc., 5.00%, 03/15/24	5,170,000	5,790,655

Hotels, restaurants & leisure—0.2%
Carnival Corp., 144A, 11.50%, 04/01/23	2,260,000	2,497,300

Industrial conglomerates—0.7%
General Electric Co.,
3.63%, 05/01/30	3,405,000	3,591,522
4.25%, 05/01/40	4,325,000	4,532,901

Insurance—0.5%
American International Group, Inc., 4.25%, 03/15/29	2,920,000	3,444,319
Equitable Financial Life Global Funding, 144A, 1.40%, 07/07/25	2,800,000	2,859,067

Media—0.3%
Charter Communications Operating LLC, 4.91%, 07/23/25	3,030,000	3,490,374

Multi-utilities—0.4%
Dominion Energy, Inc.,
(3 Month LIBOR USD + 0.53%), 0.78%, 09/15/23	3,185,000	3,192,997
3.38%, 04/01/30	2,135,000	2,402,272

Oil, gas & consumable fuels—3.1%
Chevron Corp., 1.55%, 05/11/25	3,310,000	3,415,915
Equinor ASA, 3.13%, 04/06/30	2,385,000	2,629,182
Hess Corp., 4.30%, 04/01/27	4,950,000	5,119,306
Kinder Morgan, Inc., 4.30%, 06/01/25	4,115,000	4,619,705
Marathon Petroleum Corp., 3.80%, 04/01/28	1,725,000	1,816,038
ONEOK, Inc., 4.25%, 02/01/22	1,545,000	1,592,652
Phillips 66, 3.85%, 04/09/25	2,180,000	2,398,399
Suncor Energy, Inc., 3.10%, 05/15/25	1,770,000	1,890,030
TransCanada PipeLines Ltd., 4.10%, 04/15/30	13,505,000	15,303,496

Software—0.2%
VMware, Inc., 4.50%, 05/15/25	1,950,000	2,207,271

Telecommunications—0.4%
T-Mobile USA, Inc., 144A, 3.50%, 04/15/25	4,895,000	5,363,011

Tobacco—0.4%
Reynolds American, Inc., 4.45%, 06/12/25	4,485,000	5,065,979

Transportation—0.5%
Burlington Northern and Santa Fe Railway Co., Pass Through Trust,
Series 2001-2, 6.46%, 01/15/21	16,678	16,741
Series 2005-4, 4.97%, 04/01/23	210,424	221,015
FedEx Corp., Pass Through Trust, Series 2020-1, Class AA, 1.88%, 08/20/35	6,510,000	6,505,448
Total corporate bonds (cost $445,492,904)		471,571,883

MORTGAGE AND ASSET-BACKED SECURITIES—29.6%	Principal Amount	Value
Asset-backed securities—2.5%
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 04/16/25	$ 14,080,000	$ 14,102,834
Hertz Vehicle Financing II LP,
Series 2015-3A, Class A, 144A, 2.67%, 09/25/21	542,975	545,695
Series 2016-4A, Class A, 144A, 2.65%, 07/25/22	951,649	953,662
Series 2017-1A, Class A, 144A, 2.96%, 10/25/21	933,106	934,784
Series 2019-1A, Class A, 144A, 3.71%, 03/25/23	1,197,331	1,197,995
Home Equity Loan Trust, Series 2006-HSA2, Class AI3, VR, 5.55%, 11/25/27	280,369	108,808
Hyundai Auto Lease Securitization Trust, Series 2020-B, Class A1, 144A, 0.20%, 10/15/21	2,963,114	2,963,090
RFMSII Trust, Series 2006-HSA1, Class A4, SB, 5.99%, 02/25/36	376,578	375,610
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	9,415,000	9,427,116

Commercial mortgage-backed securities—3.3%
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	5,525,000	6,143,470
COMM Mortgage Trust,
Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	2,309,334	2,402,149
Series 2014-LC17, Class A4, 3.65%, 10/11/47	5,410,000	5,847,111
Series 2014-UBS5, Class A4, 3.84%, 09/12/47	4,215,000	4,606,925
Series 2015-LC19, Class A4, 3.18%, 02/10/48	1,855,000	2,002,216
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	4,880,000	5,026,772
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4, 3.38%, 05/12/45	3,270,402	3,317,042
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	1,235,366	1,279,641
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class ASB, 3.46%, 07/17/47	2,263,245	2,374,067
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A3, 3.05%, 10/17/50	3,415,000	3,609,151
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/19/48	3,829,354	4,052,470

Federal agency mortgage-backed obligations—23.8%
Fannie Mae Pool,
Series 1614, Class AN, 2.47%, 06/01/26	4,500,000	4,721,434
Series 1671, Class AM, 2.10%, 12/01/27	1,518,055	1,582,218
Series 2793, Class AL, VR, 4.58%, 01/01/21	2,770,521	2,769,953
Series 4012, Class MA, 2.00%, 05/01/35	6,096,792	6,321,980
Series 4126, Class MA, 2.00%, 09/01/30	35,120,879	36,464,245
Series 4148, Class MA, 2.00%, 10/01/30	2,395,725	2,489,635
Series 5796, Class AN, 3.03%, 06/01/27	2,045,000	2,208,415
Series 387770, 3.63%, 07/01/28	2,495,000	2,803,556
TBA, 1.50%, 12/15/35	35,770,000	36,468,633
TBA, 2.00%, 01/15/36	79,770,000	82,496,514
TBA, 2.00%, 01/15/51	61,395,000	63,030,601
Fannie Mae-Aces,
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	1,658,422	1,681,389
Series 2016-M6, Class AB2, 2.40%, 05/25/26	1,668,390	1,765,404
Series 2016-M7, Class AV2, 2.16%, 10/25/23	8,972,570	9,231,808
Freddie Mac Pool, Series 5034, Class RD, 2.00%, 09/01/30	6,262,732	6,515,931
Freddie Mac REMIC, Series 3609, Class LA, 4.00%, 12/15/24	296	298

The accompanying notes are an integral part of the financial statements	29

Investment Portfolios

10.31.2020

CARILLON REAMS CORE PLUS BOND FUND (cont’d)
MORTGAGE AND ASSET-BACKED SECURITIES—29.6%	Principal Amount	Value

Federal agency mortgage-backed obligations (cont’d)
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	$ 6,529,593	$ 6,935,574
Series 2583, Class AB, 2.14%, 08/15/23	923,017	935,332
Ginnie Mae II Pool, Series 6865, Class MA, 2.50%, 09/20/50	25,939,004	27,189,367
Total mortgage and asset-backed securities (cost $364,386,755)		366,882,895

FOREIGN GOVERNMENT BONDS—1.0%
Israel Government International Bond, 2.75%, 07/03/30	1,995,000	2,180,535
Mexico Government International Bond, 4.00%, 10/02/23	9,190,000	9,984,935
Total foreign government bonds (cost $11,994,893)		12,165,470

U.S. TREASURIES—18.0%
U.S. Treasury Bond, 1.25%, 05/15/50	31,185,000	28,154,208
U.S. Treasury Notes,
0.63%, 08/15/30	49,790,000	48,630,827
1.13%, 08/31/21	145,590,000	146,784,292
Total U.S. Treasuries (cost $224,417,254)		223,569,327

SHORT-TERM INVESTMENTS—17.4%
U.S. Treasury Bills,
ZCI, 0.09%, 01/19/21	64,740,000	64,728,077
ZCI, 0.09%, 01/21/21	151,560,000	151,528,845
Total short-term investments (cost $216,256,483)		216,256,922

Total investment portfolio (cost $1,262,548,289)—104.0%		1,290,446,497

Liabilities in excess of other assets—(4.0)%		(49,192,167)

Total net assets—100.0%		$1,241,254,330

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

VR—Variable rate security. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. Rate shown is the rate in effect as of the date of this report.

SB—Step bond. Coupon rate will either increase (step-up bond) or decrease (step-downbond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.

REMIC—Real estate mortgage investment conduit

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Credit quality breakdown* (unaudited)

Rating	Percent of net assets
AAA/Aaa/AAA	64.4%
AA/Aa/AA	2.9%
A/A/A	15.3%
BBB/Baa/BBB	19.1%
BB/Ba/BB	2.3%
Caa/CCC/CCC	0.0%
Ca/CC/CC	0.0%
C/C/C	0.0%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA/Aaa/AAA for credit quality purposes.

30	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American High Yield Index Series 34	B2/B	Sell	Receive	5%/Quarterly	06/20/25	$27,351,600	$1,286,027	$ 273,054	$1,012,973
Intercontinental Exchange	CDX North American Investment Grade Index Series 35	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/25	103,680,000	1,844,347	2,218,392	(374,045)
Total swap contracts							$131,031,600	$3,130,374	$2,491,446	$638,928

There is $59,618 of variation margin due from the Fund to the broker as of the date of this report.

(a)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FORWARD CONTRACTS
Currency to be Received		Currency to be Delivered		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
Mexican Peso	520,850,000	U.S. Dollar	24,414,787	12/16/20	J.P. Morgan	$9,751
Total forward contracts						$9,751

The accompanying notes are an integral part of the financial statements	31

Investment Portfolios

10.31.2020

CARILLON REAMS UNCONSTRAINED BOND FUND
CORPORATE BONDS—46.1%	Principal Amount	Value
Aerospace & defense—3.0%
The Boeing Co.,
2.30%, 08/01/21	$2,910,000	$2,940,109
2.80%, 03/01/27	725,000	705,142
2.95%, 02/01/30	940,000	893,815
3.60%, 05/01/34	6,415,000	6,263,895
3.63%, 02/01/31	6,215,000	6,185,189
5.04%, 05/01/27	1,265,000	1,389,310
5.15%, 05/01/30	8,880,000	9,824,956

Agriculture—1.2%
BAT Capital Corp., 3.56%, 08/15/27	10,925,000	11,779,883

Airlines—6.0%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	2,125,000	2,183,186
American Airlines, Pass Through Trust,
Series 2013-1, Class A, 4.00%, 01/15/27	3,785,949	2,839,045
Series 2013-2, Class A, 4.95%, 07/15/24	2,315,560	2,006,903
Series 2014-1, Class A, 3.70%, 04/01/28	5,462,447	4,314,881
Series 2015-1, Class A, 3.38%, 11/01/28	5,794,062	4,358,327
Series 2016-3, Class AA, 3.00%, 04/15/30	517,770	479,427
Continental Airlines, Pass Through Trust, Series 2007-1, Class A, 5.98%, 10/19/23	1,307,316	1,274,376
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 12/10/29	14,940,000	14,503,302
JetBlue, Pass Through Trust, Series 2020-1, Class A, 4.00%, 05/15/34	2,090,000	2,151,066
Southwest Airlines Co.,
5.13%, 06/15/27	5,430,000	6,036,965
5.25%, 05/04/25	4,460,000	4,958,948
United Airlines, Pass Through Trust,
Series 2014-1, Class A, 4.00%, 10/11/27	672,256	645,042
Series 2015-1, Class AA, 3.45%, 06/01/29	459,756	444,895
Series 2016-2, Class AA, 2.88%, 04/07/30	2,793,495	2,639,051
Series 2018-1, Class AA, 3.50%, 03/01/30	667,559	637,359
US Airways, Pass Through Trust,
Series 2010-1, Class A, 6.25%, 10/22/24	2,951,975	2,706,635
Series 2012-1, Class A, 5.90%, 04/01/26	2,678,070	2,607,660
Series 2012-2, Class A, 4.63%, 12/03/26	1,218,485	1,001,745
Series 2013-1, Class A, 3.95%, 05/15/27	1,677,589	1,376,698

Auto manufacturers—13.0%
American Honda Finance Corp.,
0.65%, 09/08/23	2,800,000	2,809,114
0.88%, 07/07/23	7,385,000	7,445,443
1.20%, 07/08/25	1,875,000	1,893,856
Daimler Finance North America LLC,
144A, 2.30%, 02/12/21	5,815,000	5,843,995
144A, 3.00%, 02/22/21	3,795,000	3,823,353
144A, 3.35%, 05/04/21	8,745,000	8,869,746
Ford Motor Credit Co. LLC,
3.20%, 01/15/21	2,210,000	2,210,000
3.37%, 11/17/23	19,670,000	19,497,888
3.81%, 10/12/21	3,680,000	3,698,400
4.27%, 01/09/27	2,570,000	2,566,788
5.58%, 03/18/24	5,055,000	5,312,603
General Motors Financial Co., Inc.,
2.90%, 02/26/25	2,525,000	2,622,187
3.55%, 04/09/21	7,110,000	7,191,324
4.00%, 01/15/25	4,680,000	5,018,239

CORPORATE BONDS—46.1%	Principal Amount	Value
Auto manufacturers (cont’d)
4.30%, 07/13/25	$ 2,675,000	$ 2,916,786
4.35%, 04/09/25	3,790,000	4,141,454
4.35%, 01/17/27	4,125,000	4,517,095
5.10%, 01/17/24	10,165,000	11,146,243
5.25%, 03/01/26	2,800,000	3,190,981
Hyundai Capital America,
144A, 1.25%, 09/18/23	870,000	872,119
144A, 6.38%, 04/08/30	11,025,000	14,075,676
Volkswagen Group of America Finance LLC, 144A, 2.70%, 09/26/22	3,645,000	3,777,710

Banks—6.9%
Bank of America Corp. (Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	11,830,000	13,188,787
Citigroup, Inc.,
(3 Month LIBOR USD + 0.95%), 1.16%, 07/24/23	1,415,000	1,425,375
(Fixed until 01/29/30, then SOFR + 1.15%), 2.67%, 01/29/31	8,785,000	9,205,864
(Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	8,360,000	9,906,297
JPMorgan Chase & Co.,
(Fixed until 09/16/23, then SOFR + 0.60%), 0.65%, 09/16/24	2,365,000	2,368,927
(Fixed until 10/15/29, then SOFR + 1.51%), 2.74%, 10/15/30	8,580,000	9,168,932
Mitsubishi UFJ Financial Group, Inc. (Fixed until 09/15/23, then 1 Year CMT Rate + 0.68%), 0.85%, 09/15/24	3,185,000	3,189,324
Sumitomo Mitsui Trust Bank Ltd., 144A, 0.80%, 09/12/23	1,970,000	1,977,256
Wells Fargo & Co. (Fixed until 04/04/30, then 3 Month LIBOR USD + 3.77%), 4.48%, 04/04/31	12,715,000	15,243,727

Capital markets—0.8%
Morgan Stanley (Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	2,900,000	3,323,776
UBS Group AG, 144A, (Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 1.36%, 01/30/27	4,095,000	4,082,852

Chemicals—0.3%
LYB International Finance III LLC, 2.88%, 05/01/25	2,257,000	2,421,741

Consumer finance—1.0%
Ally Financial, Inc., 5.80%, 05/01/25	8,250,000	9,626,613

Diversified financial services—1.1%
GE Capital International Funding Co., 4.42%, 11/15/35	9,310,000	10,064,725

Electric—0.9%
Consolidated Edison Co. of New York, Inc.,
3.35%, 04/01/30	510,000	581,781
3.95%, 04/01/50	1,625,000	1,912,642
Exelon Generation Co. LLC, 3.25%, 06/01/25	3,340,000	3,632,858
PPL Electric Utilities Corp. (3 Month LIBOR USD + 0.25%), 0.48%, 09/28/23	2,480,000	2,481,239

Electric utilities—2.3%
Duke Energy Corp., 0.90%, 09/15/25	2,100,000	2,091,128
Edison International, 4.95%, 04/15/25	750,000	829,424
Pacific Gas and Electric Co., 1.75%, 06/16/22	8,895,000	8,896,057

32	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)
CORPORATE BONDS—46.1%	Principal Amount	Value

Electric utilities (cont’d)
Southern California Edison Co.,
1.20%, 02/01/26	$ 4,890,000	$ 4,851,423
3.70%, 08/01/25	4,155,000	4,600,542

Healthcare services—0.5%
HCA, Inc., 5.00%, 03/15/24	4,100,000	4,592,202

Hotels, restaurants & leisure—0.2%
Carnival Corp., 144A, 11.50%, 04/01/23	1,880,000	2,077,400

Industrial conglomerates—0.9%
General Electric Co.,
3.63%, 05/01/30	3,600,000	3,797,204
4.25%, 05/01/40	4,800,000	5,030,734

Insurance—0.4%
Protective Life Global Funding, 144A, 1.08%, 06/09/23	3,905,000	3,955,382

Media—0.6%
Charter Communications Operating LLC, 4.91%, 07/23/25	4,655,000	5,362,274

Multi-utilities—0.6%
CenterPoint Energy, Inc., 2.50%, 09/01/24	2,225,000	2,357,290
Dominion Energy, Inc. (3 Month LIBOR USD + 0.53%), 0.78%, 09/15/23	3,715,000	3,724,328

Oil, gas & consumable fuels—2.6%
Chevron Corp., 1.55%, 05/11/25	5,673,000	5,854,528
Equinor ASA, 3.13%, 04/06/30	2,480,000	2,733,909
Kinder Morgan, Inc., 4.30%, 06/01/25	1,390,000	1,560,483
Marathon Oil Corp., 2.80%, 11/01/22	850,000	865,520
Marathon Petroleum Corp.,
3.80%, 04/01/28	1,815,000	1,910,788
4.70%, 05/01/25	2,760,000	3,063,374
ONEOK, Inc., 4.25%, 02/01/22	655,000	675,202
Suncor Energy, Inc., 3.10%, 05/15/25	2,120,000	2,263,764
TransCanada PipeLines Ltd., 4.10%, 04/15/30	4,630,000	5,246,589

Software—0.4%
VMware, Inc., 4.50%, 05/15/25	3,320,000	3,758,020

Telecommunications—0.6%
T-Mobile USA, Inc., 144A, 3.50%, 04/15/25	5,125,000	5,615,001

Tobacco—2.1%
Altria Group, Inc., 4.80%, 02/14/29	7,705,000	9,040,452
Reynolds American, Inc., 4.45%, 06/12/25	9,721,000	10,980,242

Transportation—0.7%
FedEx Corp., Pass Through Trust, Series 2020-1, Class AA, 1.88%, 08/20/35	6,620,000	6,615,371
Total corporate bonds (cost $413,416,996)		436,740,157

MORTGAGE AND ASSET-BACKED SECURITIES—17.0%
Asset-backed securities—5.7%
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-2A, Class A, 144A, 2.63%, 12/20/21	1,465,000	1,467,375
Series 2019-1A, Class A, 144A, 3.45%, 03/20/23	5,520,000	5,647,299
Series 2020-2A, Class A, 144A, 2.02%, 02/20/27	13,770,000	13,894,503

MORTGAGE AND ASSET-BACKED SECURITIES—17.0%	Principal Amount	Value
Asset-backed securities (cont’d)
Countrywide Asset-Backed Certificates, Series 2006-S10, Class A3 (1 Month LIBOR USD + 0.32%), 0.47%, 10/25/36	$ 731,777	$ 685,613
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 04/16/25	12,830,000	12,850,807
Hertz Vehicle Financing II LP,
Series 2015-3A, Class A, 144A, 2.67%, 09/25/21	817,463	821,558
Series 2016-2A, Class A, 144A, 2.95%, 03/25/22	1,908,844	1,917,485
Series 2016-4A, Class A, 144A, 2.65%, 07/25/22	1,142,272	1,144,688
Series 2017-1A, Class A, 144A, 2.96%, 10/25/21	4,017,627	4,024,852
Series 2018-1A, Class A, 144A, 3.29%, 02/25/24	281,912	283,095
Series 2019-1A, Class A, 144A, 3.71%, 03/25/23	2,066,987	2,068,134
Home Equity Loan Trust, Series 2006-HSA2, Class AI3, VR, 5.55%, 11/25/27	2,833,899	1,099,808
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	8,540,000	8,550,990

Commercial mortgage-backed securities—6.1%
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.94%, 04/10/48	1,025,000	1,083,694
COMM Mortgage Trust,
Series 2012-CCRE4, Class ASB, 2.44%, 10/17/45	4,099,385	4,157,045
Series 2013-CCRE10, Class ASB, 3.80%, 08/10/46	1,074,899	1,124,141
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	4,255,000	4,382,974
Great Wolf Trust, Series 2019-WOLF, Class A, 144A, (1 Month LIBOR USD + 1.03%), 1.18%, 12/15/36	4,570,000	4,369,429
GS Mortgage Securities Trust,
Series 2013-GCJ12, Class A3, 2.86%, 06/12/46	2,120,000	2,151,342
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	2,625,498	2,719,594
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class A3, 3.51%, 05/17/45	4,329,780	4,464,598
Series 2012-LC9, Class ASB, 2.44%, 12/17/47	5,899,684	5,988,986
Series 2019-MFP, Class A, 144A, (1 Month LIBOR USD + 0.96%), 1.11%, 07/15/36	3,945,000	3,801,697
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 09/17/47	825,000	898,294
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class ASB, VR, 3.93%, 07/17/46	6,948,827	7,261,471
WFRBS Commercial Mortgage Trust,
Series 2012-C10, Class ASB, 2.45%, 12/15/45	3,033,864	3,083,526
Series 2013-C13, Class A3, 2.75%, 05/17/45	4,831,700	4,978,189
Series 2013-C15, Class ASB, 3.72%, 08/17/46	2,108,596	2,192,412
Series 2014-C22, Class A5, 3.75%, 09/17/57	5,155,000	5,633,863

Federal agency mortgage-backed obligations—5.2%
Fannie Mae Pool,
Series 4012, Class MA, 2.00%, 05/01/35	2,333,964	2,420,170
Series 4126, Class MA, 2.00%, 09/01/30	24,278,676	25,207,330
Series 4148, Class MA, 2.00%, 10/01/30	2,019,537	2,098,701
Series 5796, Class AN, 3.03%, 06/01/27	4,095,000	4,422,229
Series 387770, 3.63%, 07/01/28	4,760,000	5,348,667
Freddie Mac Pool, Series 5034, Class RD, 2.00%, 09/01/30	9,007,570	9,371,742
Total mortgage and asset-backed securities (cost $160,856,319)		161,616,301

The accompanying notes are an integral part of the financial statements	33

Investment Portfolios

10.31.2020

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)
FOREIGN GOVERNMENT BONDS—0.9%	Principal Amount	Value
Mexico Government International Bond, 4.00%, 10/02/23	$ 7,975,000	$ 8,664,837
Total foreign government bonds (cost $8,678,272)		8,664,837

U.S. TREASURIES—6.5%
U.S. Treasury Notes,
0.63%, 08/15/30	640,000	625,100
1.25%, 10/31/21	60,675,000	61,336,263
Total U.S. Treasuries (cost $61,987,305)		61,961,363

SHORT-TERM INVESTMENTS—15.9%
U.S. Treasury Bills,
ZCI, 0.09%, 12/15/20	90,075,000	90,065,182
ZCI, 0.11%, 03/16/21	60,650,000	60,629,005
Total short-term investments (cost $150,690,043)		150,694,187

Total investment portfolio (cost $795,628,935)—86.4%		819,676,845

Other assets in excess of liabilities—13.6%		128,491,268

Total net assets—100.0%		$ 948,168,113

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

VR—Variable rate security. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. Rate shown is the rate in effect as of the date of this report.

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Credit quality breakdown* (unaudited)

Rating	Percent of net assets
AAA/Aaa/AAA	36.6%
AA/Aa/AA	3.7%
A/A/A	18.4%
BBB/Baa/BBB	23.5%
BB/Ba/BB	4.0%
CCC/Caa/CCC	0.1%
CC/Ca/CC	0.1%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA/Aaa/AAA for credit quality purposes.

FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2020	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	12/31/20	(2,034)	$(255,972,985)	$(255,473,579)	$499,406
10-Year U.S. Treasury Note	12/21/20	(1,721)	(238,517,892)	(237,874,469)	643,423
Total futures contracts					$1,142,829

There is $418,041 of variation margin due to the Fund from the broker as of the date of this report.

34	The accompanying notes are an integral part of the financial statements

Investment Portfolios

10.31.2020

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American High Yield Index Series 34	B2/B	Sell	Receive	5%/Quarterly	06/20/25	$42,918,000	$2,042,834	$231,757	$1,811,077
Intercontinental Exchange	CDX North American Investment Grade Index Series 35	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/25	207,280,000	3,691,974	4,397,848	(705,874)
Total swap contracts							$250,198,000	$5,734,808	$4,629,605	$1,105,203

There is $105,612 of variation margin due from the Fund to the broker as of the date of this report.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FORWARD CONTRACTS
Currency to be Received		Currency to be Delivered		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
Brazilian Real	109,423,500	U.S. Dollar	19,277,937	11/24/20	J.P. Morgan	$(231,561)
Colombian Peso	38,670,045,000	U.S. Dollar	10,093,982	11/24/20	J.P. Morgan	(114,859)
Mexican Peso	631,874,800	U.S. Dollar	29,614,041	12/16/20	J.P. Morgan	16,850
Total forward contracts						$(329,570)

The accompanying notes are an integral part of the financial statements	35

Statements of Assets and Liabilities

10.31.2020

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund

Assets
Investments—unaffiliated, at value (a)	$461,991,825	$8,298,877	$22,614,985	$725,142,111
Cash	1,286,769	66,655	2,802,328	14,911,220
Receivable for investments sold	2,272,240	516,007	—	—
Receivable for fund shares sold	72,418	2,638	135,314	1,794,906
Receivable for dividends and interest, net	269,090	28,944	77	1,189,175
Receivable for foreign tax reclaims	—	67,203	—	121,804
Receivable due from adviser, net	—	16,581	7,941	—
Prepaid expenses	7,709	3,074	3,672	15,808
Total assets	465,900,051	8,999,979	25,564,317	743,175,024

Liabilities
Payable for investments purchased	—	533,303	—	—
Payable for fund shares redeemed	216,248	62,988	10,625	1,010,720
Accrued custody fees	3,415	6,623	96	3,763
Accrued investment advisory fees, net	179,078	—	—	295,624
Accrued administrative fees	41,882	752	2,177	65,435
Accrued distribution fees	49,885	2,314	2,180	107,247
Accrued transfer agent and shareholder servicing fees	75,865	4,029	4,652	67,978
Accrued professional fees	24,877	27,522	23,618	25,581
Accrued internal audit fees	810	810	811	810
Accrued trustees compensation	13,750	13,749	13,750	13,750
Accrued officers compensation	1,211	1,211	1,211	1,211
Other accrued expenses	17,881	5,375	3,255	28,029
Total liabilities	624,902	658,676	62,375	1,620,148
Net assets	465,275,149	8,341,303	25,501,942	741,554,876

Net assets consists of
Paid-in capital	170,056,432	9,580,191	23,793,260	535,904,089
Total distributable earnings (loss)	295,218,717	(1,238,888)	1,708,682	205,650,787
Net assets	465,275,149	8,341,303	25,501,942	741,554,876

Net assets, at market value
Class A	170,464,513	2,473,124	1,616,805	164,845,307
Class C	12,746,623	1,450,377	2,107,847	79,011,993
Class I	275,523,324	3,395,551	21,728,718	487,282,003
Class R-3	343,099	881,374	12,285	1,055,880
Class R-5	5,311,496	3,174	12,612	6,916,976
Class R-6	869,652	129,085	12,669	2,320,138
Class Y	16,442	8,618	11,006	122,579

NAV, offering and redemption price per share (b)
Class A	$51.65	$15.27	$16.41	$20.22
Class A maximum offering price (c)	54.23	16.03	17.23	21.23
Class C	35.39	14.95	16.09	19.24
Class I	54.56	15.26	16.43	20.16
Class R-3	49.29	15.07	16.36	20.13
Class R-5	54.38	15.28	16.45	20.18
Class R-6	54.19	15.31	16.47	20.13
Class Y	54.39	15.21	16.38	20.13

Shares of beneficial interest outstanding
Class A	3,300,561	161,947	98,539	8,153,410
Class C	360,185	96,993	130,976	4,107,286
Class I	5,049,582	222,453	1,322,869	24,171,901
Class R-3	6,960	58,473	751	52,443
Class R-5	97,667	208	767	342,812
Class R-6	16,049	8,430	769	115,273
Class Y	302	567	672	6,091

(a) Identified cost	$234,460,227	$8,366,602	$20,856,904	$546,766,091

(b) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(c) The maximum offering price is computed as 100/95.25 of NAV.

36	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2020

	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund	Carillon Scout Mid Cap Fund

Assets
Investments - unaffiliated, at value (a)(b)	$6,643,128,653	$2,838,547,051	$451,829,085	$2,784,853,674
Investments - affiliated, at value (c)	—	82,375,811	—	—
Cash	5,274,131	771	4,272,218	7,821,653
Receivable for investments sold	16,595,834	2,888,940	—	25,298,894
Receivable for fund shares sold	5,616,861	2,078,969	97,127	5,912,213
Receivable for dividends and interest, net	294,475	402,809	910,406	1,678,908
Receivable for foreign tax reclaims	—	—	3,703,857	26,212
Prepaid expenses	49,587	34,293	8,502	24,494
Total assets	6,670,959,541	2,926,328,644	460,821,195	2,825,616,048

Liabilities
Payable for borrowing on line of credit	—	3,250,000	—	—
Payable for securities lending collateral received	39,982,175	36,996,165	4,989,907	1,405,351
Payable for investments purchased	—	—	—	12,315,675
Payable for fund shares redeemed	8,370,744	7,665,110	457,524	3,681,659
Payable for interest on line of credit	—	406	—	—
Accrued custody fees	30,605	13,493	18,438	15,772
Accrued investment advisory fees, net	2,993,328	1,351,717	333,193	1,819,310
Accrued administrative fees	585,961	257,639	41,636	247,802
Accrued distribution fees	313,352	144,495	269	24,083
Accrued transfer agent and shareholder servicing fees	428,489	279,245	58,584	224,126
Accrued professional fees	25,891	25,582	27,294	25,589
Accrued internal audit fees	810	811	810	810
Accrued trustees compensation	13,750	13,750	13,750	13,750
Accrued officers compensation	1,211	1,211	1,211	1,211
Other accrued expenses	188,099	117,673	60,658	113,699
Total liabilities	52,934,415	50,117,297	6,003,274	19,888,837
Net assets	6,618,025,126	2,876,211,347	454,817,921	2,805,727,211

Net assets consists of
Paid-in capital	4,068,236,398	1,354,326,277	327,928,477	2,288,311,811
Total distributable earnings (loss)	2,549,788,728	1,521,885,070	126,889,444	517,415,400
Net assets	6,618,025,126	2,876,211,347	454,817,921	2,805,727,211

Net assets, at market value
Class A	785,964,893	336,289,183	748,578	19,339,028
Class C	133,596,706	47,797,849	89,790	18,931,911
Class I	1,547,122,389	802,666,317	450,729,152	2,581,454,818
Class R-3	44,315,198	58,297,529	8,768	3,027,849
Class R-5	808,793,944	204,503,888	8,911	2,379,825
Class R-6	3,294,640,611	1,426,630,554	3,222,314	171,298,882
Class Y	3,591,385	26,027	10,408	9,294,898

NAV, offering and redemption price per share (d)
Class A	$77.60	$54.04	$15.42	$19.92
Class A maximum offering price (e)	81.47	56.73	16.19	20.91
Class C	59.92	34.32	15.30	19.65
Class I	82.78	58.29	15.53	20.03
Class R-3	74.62	51.28	15.47	19.81
Class R-5	82.53	58.64	15.53	19.91
Class R-6	83.51	59.47	15.52	20.01
Class Y	81.94	57.44	15.49	19.90

Shares of beneficial interest outstanding
Class A	10,127,966	6,223,227	48,536	970,904
Class C	2,229,660	1,392,584	5,868	963,575
Class I	18,688,875	13,770,210	29,016,780	128,907,186
Class R-3	593,901	1,136,888	567	152,882
Class R-5	9,799,534	3,487,615	574	119,520
Class R-6	39,453,701	23,989,687	207,656	8,559,202
Class Y	43,829	453	672	466,984

(a) Identified cost	$4,234,955,304	$1,837,590,362	$355,110,897	$2,225,280,728

(b) Includes securities on loan, at value	$36,327,799	$34,423,546	$4,838,598	$1,294,684

(c) Identified cost	$—	$59,387,626	$—	$—

(d) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(e) The maximum offering price is computed as 100/95.25 of NAV.

The accompanying notes are an integral part of the financial statements.	37

Statements of Assets and Liabilities

10.31.2020

	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Assets
Investments - unaffiliated, at value (a)(b)	$303,429,318	$632,917,811	$1,290,446,497	$819,676,845
Premiums paid - open swap contracts	—	1,668,670	2,491,446	4,629,605
Unrealized appreciation - open swap contracts	—	—	1,012,973	1,811,077
Unrealized appreciation - open futures contracts	—	—	—	1,142,829
Unrealized appreciation - open forward contracts	—	—	9,751	16,850
Cash	731,964	57,410,670	115,558,087	106,791,021
Deposit at broker - open swap contracts	—	1,036,283	2,728,676	4,872,984
Deposit at broker - open futures contracts	—	—	—	3,245,761
Segregated cash - TBA transactions	—	—	1,360,000	1,830,000
Variation margin receivable - open futures contracts	—	—	—	418,041
Receivable for investments sold	944,383	214,524,686	448,449,286	—
Receivable for fund shares sold	115,649	18,798,559	5,999,053	9,930,321
Receivable for dividends and interest, net	21,829	2,166,090	4,887,201	4,439,212
Prepaid expenses	5,772	6,202	11,878	10,871
Total assets	305,248,915	928,528,971	1,872,954,848	958,815,417

Liabilities
Unrealized depreciation - open swap contracts	—	275,879	374,045	705,874
Unrealized depreciation - open forward contracts	—	—	—	346,420
Variation margin payable - open swap contracts	—	21,474	59,618	105,612
Payable for securities lending collateral received	9,397,104	—	—	—
Payable for investments purchased	—	302,148,521	630,207,175	7,848,808
Payable for fund shares redeemed	627,013	1,742,892	672,648	1,149,224
Accrued custody fees	5,821	3,155	6,478	5,447
Accrued investment advisory fees, net	160,911	4,913	124,887	216,089
Accrued administrative fees	26,010	49,640	102,087	80,013
Accrued distribution fees	7,361	20,653	25,255	6,716
Accrued transfer agent and shareholder servicing fees	27,922	30,154	60,892	111,337
Accrued professional fees	25,876	28,319	28,418	28,418
Accrued internal audit fees	811	810	811	810
Accrued trustees compensation	13,750	13,750	13,750	13,750
Accrued officers compensation	1,211	1,211	1,211	1,211
Other accrued expenses	15,229	16,019	23,243	27,575
Total liabilities	10,309,019	304,357,390	631,700,518	10,647,304
Net assets	294,939,896	624,171,581	1,241,254,330	948,168,113

Net assets consists of
Paid-in capital	171,936,105	606,172,723	1,158,340,403	919,985,315
Total distributable earnings (loss)	123,003,791	17,998,858	82,913,927	28,182,798
Net assets	294,939,896	624,171,581	1,241,254,330	948,168,113

Net assets, at market value
Class A	11,874,043	4,019,839	5,526,754	908,817
Class C	5,221,403	10,625,072	5,253,551	1,606,151
Class I	268,167,893	551,868,256	1,131,597,970	877,840,914
Class R-3	149,339	36,651	83,080	11,364
Class R-5	73,869	12,439	12,498	11,550
Class R-6	9,300,101	542,104	32,485	42,744,187
Class Y	153,248	57,067,220	98,747,992	25,045,130

NAV, offering and redemption price per share (c)
Class A	$29.50	$13.14	$36.57	$12.81
Class A maximum offering price (d)	30.97	13.65	37.99	13.31
Class C	28.82	13.11	36.55	12.79
Class I	29.72	13.16	36.64	12.81
Class R-3	29.22	13.15	36.62	12.81
Class R-5	29.72	13.16	36.65	12.81
Class R-6	29.82	13.16	36.65	12.81
Class Y	29.45	13.15	36.60	12.88

Shares of beneficial interest outstanding
Class A	402,518	305,916	151,131	70,927
Class C	181,185	810,260	143,741	125,553
Class I	9,022,382	41,945,583	30,881,295	68,503,581
Class R-3	5,110	2,786	2,269	887
Class R-5	2,485	945	341	901
Class R-6	311,857	41,180	886	3,336,160
Class Y	5,204	4,341,047	2,697,740	1,944,552

(a) Identified cost	$204,557,770	$626,471,124	$1,262,548,289	$795,628,935

(b) Includes securities on loan, at value	$8,806,661	$—	$—	$—

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price for the Carillon Scout Small Cap Fund is computed as 100/95.25 of NAV. The maximum offering price for the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund is computed as 100/96.25 of NAV.

38	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2019 to 10.31.2020

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund

Investment income
Dividends - unaffiliated	$5,372,170	$288,158	$526,617	$20,770,009
Less: foreign taxes withheld	—	(29,211)	—	(39,822)
Interest	28,455	680	7,585	119,026
Securities lending, net (Note 7)	1,264	16	2,858	577
Total investment income	5,401,889	259,643	537,060	20,849,790

Expenses
Investment advisory fees	2,968,531	70,269	142,846	3,389,804
Administrative fees:
Class A	173,142	3,011	1,537	162,503
Class C	14,517	1,787	2,130	107,450
Class I	293,967	4,182	21,339	462,084
Class R-3	514	902	12	1,343
Class R-5	5,700	3	18	5,827
Class R-6	6,901	144	12	8,144
Class Y	15	9	11	100
Distribution and service fees:
Class A	432,856	7,528	3,843	406,259
Class C	145,165	17,872	21,304	1,074,500
Class R-3	2,570	4,509	60	6,715
Class Y	36	23	27	250
Transfer agent and shareholder servicing fees:
Class A	192,724	8,006	2,719	170,625
Class C	15,255	5,444	3,369	121,356
Class I	286,809	9,750	33,920	396,627
Class R-3	1,371	2,704	76	2,027
Class R-5	6,280	73	87	5,888
Class R-6	620	312	70	726
Class Y	86	93	88	214
Custodian fees	18,032	36,172	930	21,319
Professional fees	102,663	108,041	100,091	103,380
State registration fees	105,115	86,854	89,022	119,262
Trustees compensation	57,958	57,957	57,959	57,958
Officers compensation	10,933	10,932	10,933	10,933
Internal audit fees	9,749	9,747	9,748	9,749
Interest expense on line of credit	20,799	215	—	635
Other expenses	116,320	52,108	43,199	165,275
Total expenses before adjustments	4,988,628	498,647	545,350	6,810,953
Fees and expenses waived	(857,523)	(350,562)	(300,255)	—
Total expenses after adjustments	4,131,105	148,085	245,095	6,810,953

Net investment income (loss)	1,270,784	111,558	291,965	14,038,837

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	69,687,974	(290,830)	(178,628)	26,564,819
Foreign currency transactions	—	1,483	—	—
Net realized gain (loss)	69,687,974	(289,347)	(178,628)	26,564,819
Net change in unrealized appreciation (depreciation) on investments - unaffiliated and foreign currency translations	27,523,893	(1,185,046)	329,182	(67,069,287)
Net gain (loss) on investments	97,211,867	(1,474,393)	150,554	(40,504,468)

Net increase (decrease) in assets resulting from operations	98,482,651	(1,362,835)	442,519	(26,465,631)

The accompanying notes are an integral part of the financial statements.	39

Statements of Operations

11.1.2019 to 10.31.2020

	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund	Carillon Scout Mid Cap Fund

Investment income
Dividends—unaffiliated	$29,293,186	$10,656,185	$17,500,985	$34,313,855
Less: foreign taxes withheld	(319,881)	(172,522)	(1,671,820)	(62,745)
Interest	304,636	60,026	60,946	201,690
Securities lending, net (Note 7)	147,873	218,569	117,901	650,477
Total investment income	29,425,814	10,762,258	16,008,012	35,103,277

Expenses
Investment advisory fees	30,719,945	17,515,264	4,675,711	19,382,378
Administrative fees:
Class A	729,373	351,923	831	19,152
Class C	133,109	56,589	151	18,428
Class I	1,398,452	877,399	579,795	2,448,380
Class R-3	41,002	59,535	9	2,616
Class R-5	752,498	263,990	9	2,056
Class R-6	2,935,675	1,743,599	3,657	115,293
Class Y	3,880	18	11	20,129
Distribution and service fees:
Class A	1,823,432	879,809	2,078	47,880
Class C	1,331,088	565,891	1,512	184,283
Class R-3	205,011	297,675	47	13,083
Class Y	9,700	44	27	50,321
Transfer agent and shareholder servicing fees:
Class A	1,104,016	619,755	1,540	18,416
Class C	130,745	66,594	336	22,612
Class I	1,176,859	1,106,204	638,508	2,406,561
Class R-3	69,007	91,864	64	4,308
Class R-5	726,386	285,826	64	1,936
Class R-6	150,078	85,368	631	7,680
Class Y	6,327	107	99	30,371
Custodian fees	158,294	92,829	115,866	84,055
Professional fees	103,755	103,392	106,797	103,435
State registration fees	164,230	119,726	91,241	155,896
Trustees compensation	57,959	57,959	57,958	57,958
Officers compensation	10,934	10,933	10,932	10,932
Internal audit fees	9,747	9,749	9,748	9,748
Interest expense on line of credit	18,023	122,942	2,669	13,603
Other expenses	938,853	612,795	363,243	552,443
Total expenses before adjustments	44,908,378	25,997,779	6,663,534	25,783,953
Fees and expenses waived	—	(48)	(376)	—
Total expenses after adjustments	44,908,378	25,997,731	6,663,158	25,783,953

Net investment income (loss)	(15,482,564)	(15,235,473)	9,344,854	9,319,324

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	165,004,852	519,032,198	47,347,976	(9,363,737)
Investments—affiliated	—	(4,801,085)	—	—
Foreign currency transactions	—	—	61,008	—
Net realized gain (loss)	165,004,852	514,231,113	47,408,984	(9,363,737)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated and foreign currency translations	1,222,053,595	76,774,123	(134,329,717)	208,954,473
Investments—affiliated	—	(15,550,551)	—	—
Net change in unrealized appreciation (depreciation)	1,222,053,595	61,223,572	(134,329,717)	208,954,473
Net gain (loss) on investments	1,387,058,447	575,454,685	(86,920,733)	199,590,736

Net increase (decrease) in assets resulting from operations	1,371,575,883	560,219,212	(77,575,879)	208,910,060

40	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2019 to 10.31.2020

	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Investment income
Dividends—unaffiliated	$1,764,902	$—	$—	$—
Less: foreign taxes withheld	(1,920)	—	—	—
Interest	9,202	4,157,431	16,874,357	21,220,608
Securities lending, net (Note 7)	27,773	397	2,104	1,959
Total investment income	1,799,957	4,157,828	16,876,461	21,222,567

Expenses
Investment advisory fees	1,776,168	1,055,382	3,198,650	5,404,265
Administrative fees:
Class A	11,449	1,629	1,325	638
Class C	6,193	3,124	1,597	732
Class I	270,789	243,473	754,858	840,840
Class R-3	165	18	13	11
Class R-5	68	12	12	11
Class R-6	7,240	119	19	37,962
Class Y	124	15,471	41,838	20,516
Distribution and service fees:
Class A	28,622	4,073	3,313	1,596
Class C	61,927	31,234	15,972	7,321
Class R-3	826	88	67	55
Class Y	311	38,678	104,595	51,291
Transfer agent and shareholder servicing fees:
Class A	11,248	1,294	1,003	564
Class C	6,949	2,001	1,502	979
Class I	294,419	210,323	603,813	843,029
Class R-3	534	73	68	64
Class R-5	140	65	64	64
Class R-6	1,002	82	75	2,157
Class Y	195	12,725	49,173	31,236
Custodian fees	27,510	14,257	28,226	30,094
Professional fees	103,652	112,333	112,432	112,433
State registration fees	98,333	156,849	155,197	102,877
Trustees compensation	57,959	57,958	57,959	57,958
Officers compensation	10,933	10,933	10,933	10,932
Internal audit fees	9,749	9,748	9,748	9,748
Interest expense on line of credit	11	—	—	—
Other expenses	98,692	93,936	151,175	134,298
Total expenses before adjustments	2,885,208	2,075,878	5,303,627	7,701,671
Fees and expenses waived	(592)	(916,050)	(1,913,858)	(3,164,869)
Recovered fees previously waived by Manager	3	—	—	—
Total expenses after adjustments	2,884,619	1,159,828	3,389,769	4,536,802

Net investment income (loss)	(1,084,662)	2,998,000	13,486,692	16,685,765

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on:
Investments—unaffiliated	26,197,453	12,266,722	61,094,080	58,625,250
Swap contracts	—	(600,851)	(8,783,038)	(25,170,580)
Futures contracts	—	—	(276,241)	(9,158,550)
Forward contracts	—	—	2,862,070	5,601,016
Net realized gain (loss)	26,197,453	11,665,871	54,896,871	29,897,136
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated and foreign currency translations	(4,653,870)	5,389,100	20,931,428	16,824,485
Swap contracts	—	(307,077)	180,810	329,846
Futures contracts	—	—	—	1,142,829
Forward contracts	—	—	9,751	(329,570)
Net change in unrealized appreciation (depreciation)	(4,653,870)	5,082,023	21,121,989	17,967,590
Net gain (loss) on investments	21,543,583	16,747,894	76,018,860	47,864,726

Net increase (decrease) in assets resulting from operations	20,458,921	19,745,894	89,505,552	64,550,491

The accompanying notes are an integral part of the financial statements.	41

Statements of Changes in Net Assets

	Carillon ClariVest Capital Appreciation Fund		Carillon ClariVest International Stock Fund		Carillon Cougar Tactical Allocation Fund		Carillon Eagle Growth & Income Fund

	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19

Net assets, beginning of period	$552,809,713	$452,343,541	$12,352,406	$17,491,910	$25,553,104	$23,810,421	$850,678,567	$592,140,185
Increase (decrease) in net assets from operations
Net investment income (loss)	1,270,784	2,523,269	111,558	222,009	291,965	271,819	14,038,837	14,911,761
Net realized gain (loss)	69,687,974	4,505,900	(289,347)	(851,392)	(178,628)	17,336	26,564,819	24,773,723
Net change in unrealized appreciation (depreciation)	27,523,893	52,288,810	(1,185,046)	983,171	329,182	954,295	(67,069,287)	47,967,429
Net increase (decrease) in net assets resulting from operations	98,482,651	59,317,979	(1,362,835)	353,788	442,519	1,243,450	(26,465,631)	87,652,913
Distributions to shareholders from earnings	(9,404,640)	(38,346,397)	(264,615)	(226,694)	(337,381)	(971,271)	(38,791,967)	(57,617,605)
Fund share transactions
Proceeds from shares sold-Class A	5,582,870	5,995,063	298,859	423,485	289,889	921,462	42,343,623	43,252,391
Issued as reinvestment of distributions-Class A	2,701,879	14,420,308	82,285	62,051	15,097	62,281	7,325,858	12,430,046
Cost of shares redeemed-Class A	(39,488,649)	(30,212,063)	(1,270,530)	(1,707,774)	(139,965)	(888,350)	(43,229,508)	(35,852,999)
Proceeds from shares sold-Class C	1,956,290	1,315,907	123,484	237,888	270,050	561,491	10,591,697	33,380,533
Issued as reinvestment of distributions-Class C	283,954	2,149,574	31,319	6,532	9,536	72,560	3,799,739	8,829,180
Cost of shares redeemed-Class C	(7,198,165)	(7,479,457)	(469,505)	(898,057)	(504,556)	(410,332)	(58,850,310)	(40,692,709)
Proceeds from shares sold-Class I	83,485,215	155,541,570	422,125	697,228	7,538,519	9,391,942	194,944,211	273,711,615
Issued as reinvestment of distributions-Class I	5,798,006	16,869,014	127,407	142,992	311,171	829,258	19,217,714	22,258,860
Cost of shares redeemed-Class I	(178,723,660)	(78,934,381)	(1,795,652)	(4,265,472)	(7,919,911)	(9,072,825)	(175,620,484)	(97,370,486)
Proceeds from shares sold-Class R-3	110,953	132,432	67,922	111,137	—	—	211,680	510,803
Issued as reinvestment of distributions-Class R-3	10,905	121,423	18,661	10,790	104	389	59,040	139,639
Cost of shares redeemed-Class R-3	(666,786)	(865,530)	(12,280)	(111,988)	—	—	(705,167)	(913,152)
Proceeds from shares sold-Class R-5	1,933,209	695,534	—	—	—	—	4,120,449	3,200,340
Issued as reinvestment of distributions-Class R-5	132,614	617,839	86	55	522	1,386	258,262	93,954
Cost of shares redeemed-Class R-5	(5,105,665)	(1,564,900)	—	—	(25,525)	—	(760,765)	(235,829)
Proceeds from shares sold-Class R-6	2,355,007	5,764,310	20,882	93,880	—	—	1,507,836	7,467,358
Issued as reinvestment of distributions-Class R-6	21,772	3,552,645	3,942	2,790	182	464	113,056	4,010,119
Cost of shares redeemed-Class R-6	(49,804,596)	(8,625,540)	(32,832)	(49,457)	—	—	(49,216,768)	(5,755,881)
Proceeds from shares sold-Class Y	3,526	—	—	—	—	358	43,797	34,263
Issued as reinvestment of distributions-Class Y	213	842	174	527	113	420	4,945	6,433
Cost of shares redeemed-Class Y	(1,467)	—	—	(23,205)	(1,526)	—	(24,998)	(1,404)
Net increase (decrease) from fund share transactions	(176,612,575)	79,494,590	(2,383,653)	(5,266,598)	(156,300)	1,470,504	(43,866,093)	228,503,074
Increase (decrease) in net assets	(87,534,564)	100,466,172	(4,011,103)	(5,139,504)	(51,162)	1,742,683	(109,123,691)	258,538,382
Net assets, end of period	465,275,149	552,809,713	8,341,303	12,352,406	25,501,942	25,553,104	741,554,876	850,678,567

Shares issued and redeemed
Shares sold-Class A	119,189	150,187	18,006	25,697	18,223	58,779	2,107,647	2,103,271
Issued as reinvestment of distributions-Class A	59,697	418,344	4,651	4,085	943	4,386	356,857	655,237
Shares redeemed-Class A	(824,102)	(749,991)	(81,632)	(103,178)	(8,732)	(57,846)	(2,170,820)	(1,735,153)
Shares sold-Class C	63,516	50,273	7,897	15,003	17,165	36,690	550,997	1,706,254
Issued as reinvestment of distributions-Class C	9,095	89,491	1,796	436	603	5,172	191,550	491,799
Shares redeemed-Class C	(219,333)	(270,123)	(30,313)	(55,550)	(32,198)	(26,808)	(3,086,051)	(2,062,943)
Shares sold-Class I	1,723,223	3,816,356	26,195	42,739	470,116	607,814	9,633,655	13,591,459
Issued as reinvestment of distributions-Class I	121,577	464,967	7,223	9,445	19,460	58,481	937,696	1,164,921
Shares redeemed-Class I	(3,695,840)	(1,883,557)	(119,236)	(268,953)	(528,535)	(600,008)	(9,147,975)	(4,704,516)
Shares sold-Class R-3	2,527	3,429	4,667	6,764	—	—	10,487	24,802
Issued as reinvestment of distributions-Class R-3	252	3,683	1,066	717	7	27	2,871	7,441
Shares redeemed-Class R-3	(14,127)	(22,762)	(809)	(6,702)	—	—	(37,952)	(44,225)
Shares sold-Class R-5	38,282	16,366	—	—	—	—	193,872	158,948
Issued as reinvestment of distributions-Class R-5	2,790	17,086	5	4	33	97	12,847	4,693
Shares redeemed-Class R-5	(102,877)	(36,977)	—	—	(1,589)	—	(38,890)	(11,165)
Shares sold-Class R-6	50,205	134,360	1,350	5,634	—	—	72,027	359,577
Issued as reinvestment of distributions-Class R-6	460	98,794	223	184	11	33	5,561	211,987
Shares redeemed-Class R-6	(1,038,147)	(204,614)	(2,036)	(2,943)	—	—	(2,223,922)	(277,991)
Shares sold-Class Y	75	—	—	—	—	24	2,181	1,710
Issued as reinvestment of distributions-Class Y	4	23	10	35	7	30	241	339
Shares redeemed-Class Y	(33)	—	—	(1,411)	(95)	—	(1,224)	(66)
Shares issued and redeemed	(3,703,567)	2,095,335	(160,937)	(327,994)	(44,581)	86,871	(2,628,345)	11,646,379

42	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon Eagle Mid Cap Growth Fund		Carillon Eagle Small Cap Growth Fund		Carillon Scout International Fund		Carillon Scout Mid Cap Fund

	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19

Net assets, beginning of period	$5,675,842,664	$4,288,006,813	$4,117,406,587	$4,690,834,343	$715,148,809	$824,165,611	$2,862,557,939	$2,473,689,157
Increase (decrease) in net assets from operations
Net investment income (loss)	(15,482,564)	(8,591,625)	(15,235,473)	(15,150,904)	9,344,854	15,169,395	9,319,324	20,151,083
Net realized gain (loss) on investments	165,004,852	123,317,339	514,231,113	248,591,626	47,408,984	37,690,423	(9,363,737)	3,783,838
Net change in unrealized appreciation (depreciation)	1,222,053,595	655,109,300	61,223,572	(72,462,599)	(134,329,717)	27,132,087	208,954,473	193,088,500
Net increase (decrease) in net assets resulting from operations	1,371,575,883	769,835,014	560,219,212	160,978,123	(77,575,879)	79,991,905	208,910,060	217,023,421
Distributions to shareholders from earnings	(123,370,282)	(115,636,951)	(247,721,477)	(819,288,090)	(54,505,922)	(79,149,615)	(21,249,113)	(174,260,790)
Fund share transactions
Proceeds from shares sold-Class A	124,253,615	149,870,260	66,347,807	82,875,477	162,688	605,683	6,369,560	17,372,240
Issued as reinvestment of distributions-Class A	15,165,127	16,656,129	23,572,114	88,342,880	71,457	39,756	119,596	680,334
Cost of shares redeemed-Class A	(223,920,205)	(220,452,039)	(184,745,586)	(239,113,443)	(244,309)	(121,010)	(9,785,874)	(4,532,454)
Proceeds from shares sold-Class C	8,582,943	15,417,218	2,650,593	6,865,364	48,568	76,977	3,954,887	12,452,237
Issued as reinvestment of distributions-Class C	3,676,590	4,521,836	5,954,687	24,802,823	12,118	6,071	12,987	634,558
Cost of shares redeemed-Class C	(39,900,479)	(45,413,694)	(31,542,856)	(49,091,124)	(90,051)	(1,757)	(6,303,570)	(2,283,129)
Proceeds from shares sold-Class I	317,661,447	319,640,361	127,454,647	233,491,705	27,006,981	32,665,725	591,970,909	937,504,332
Issued as reinvestment of distributions-Class I	25,368,163	25,270,730	49,532,802	184,393,203	53,198,974	77,119,092	18,594,321	156,438,374
Cost of shares redeemed-Class I	(412,568,501)	(314,949,731)	(499,276,243)	(547,561,594)	(208,690,241)	(220,685,962)	(887,610,514)	(865,852,084)
Proceeds from shares sold-Class R-3	10,249,187	17,221,529	8,052,562	9,836,552	—	—	635,093	1,330,563
Issued as reinvestment of distributions-Class R-3	971,697	1,120,588	4,243,529	14,806,775	730	851	10,274	105,258
Cost of shares redeemed-Class R-3	(20,000,532)	(13,886,923)	(26,356,701)	(30,926,085)	—	—	(530,335)	(291,022)
Proceeds from shares sold-Class R-5	172,067,834	286,083,806	50,441,298	83,728,573	—	—	559,430	1,400,239
Issued as reinvestment of distributions-Class R-5	15,871,744	18,246,315	21,905,962	72,168,324	788	906	16,330	50,544
Cost of shares redeemed-Class R-5	(294,194,222)	(284,656,227)	(238,700,783)	(176,886,905)	—	—	(440,149)	(203,270)
Proceeds from shares sold-Class R-6	770,104,029	1,122,124,295	222,292,130	496,286,719	2,493,311	466,748	114,197,902	86,049,187
Issued as reinvestment of distributions-Class R-6	56,868,257	44,732,630	126,082,974	372,738,335	277,069	280,424	562,662	978,574
Cost of shares redeemed-Class R-6	(835,514,567)	(410,926,375)	(1,281,613,020)	(541,821,604)	(2,498,623)	(314,128)	(61,148,134)	(15,093,366)
Proceeds from shares sold-Class Y	1,233,139	3,466,375	12,454	360	600	600	9,172,456	21,322,462
Issued as reinvestment of distributions-Class Y	81,660	9,465	755	14,071	853	932	122,653	177,896
Cost of shares redeemed-Class Y	(2,080,065)	(458,760)	(2,100)	(68,195)	—	—	(24,972,159)	(2,135,322)
Net increase (decrease) from fund share transactions	(306,023,139)	733,637,788	(1,553,692,975)	84,882,211	(128,249,087)	(109,859,092)	(244,491,675)	346,106,151
Increase (decrease) in net assets	942,182,462	1,387,835,851	(1,241,195,240)	(573,427,756)	(260,330,888)	(109,016,802)	(56,830,728)	388,868,782
Net assets, end of period	6,618,025,126	5,675,842,664	2,876,211,347	4,117,406,587	454,817,921	715,148,809	2,805,727,211	2,862,557,939

Shares issued and redeemed
Shares sold-Class A	1,891,163	2,573,310	1,395,184	1,709,879	10,293	34,920	364,588	1,001,989
Issued as reinvestment of distributions-Class A	232,025	341,244	479,303	2,178,079	3,840	2,537	6,348	43,527
Shares redeemed-Class A	(3,385,827)	(3,761,254)	(3,825,063)	(4,913,621)	(16,236)	(6,781)	(530,468)	(269,259)
Shares sold-Class C	165,543	341,110	87,345	224,070	2,883	4,628	217,155	718,346
Issued as reinvestment of distributions-Class C	72,417	117,725	189,459	918,283	652	387	694	40,755
Shares redeemed-Class C	(766,640)	(989,884)	(1,028,784)	(1,534,614)	(5,568)	(102)	(363,030)	(130,549)
Shares sold-Class I	4,495,476	5,153,503	2,572,621	4,541,370	1,635,983	1,846,546	33,028,833	52,828,057
Issued as reinvestment of distributions-Class I	364,852	488,890	936,171	4,257,520	2,844,865	4,905,795	984,347	9,983,304
Shares redeemed-Class I	(5,845,668)	(5,068,053)	(9,879,141)	(10,631,906)	(12,765,651)	(12,492,475)	(50,570,912)	(48,811,854)
Shares sold-Class R-3	156,224	308,444	180,791	212,369	—	—	35,653	73,791
Issued as reinvestment of distributions-Class R-3	15,426	23,736	90,751	381,815	39	54	547	6,743
Shares redeemed-Class R-3	(315,424)	(240,471)	(573,131)	(649,392)	—	—	(30,288)	(16,330)
Shares sold-Class R-5	2,404,350	4,712,937	980,771	1,592,680	—	—	33,548	76,441
Issued as reinvestment of distributions-Class R-5	228,930	353,954	411,611	1,657,518	43	57	869	3,240
Shares redeemed-Class R-5	(4,171,472)	(4,669,976)	(4,875,955)	(3,331,120)	—	—	(23,872)	(10,999)
Shares sold-Class R-6	10,681,012	18,089,177	4,253,549	9,347,746	171,800	25,977	5,994,716	4,766,178
Issued as reinvestment of distributions-Class R-6	811,360	859,416	2,337,900	8,463,631	14,848	17,862	29,818	62,529
Shares redeemed-Class R-6	(11,912,010)	(6,448,150)	(24,195,939)	(10,139,830)	(146,961)	(17,299)	(3,334,817)	(830,850)
Shares sold-Class Y	18,538	56,218	249	7	36	34	477,857	1,293,956
Issued as reinvestment of distributions-Class Y	1,183	184	14	327	46	59	6,514	11,389
Shares redeemed-Class Y	(28,547)	(6,965)	(41)	(1,383)	—	—	(1,303,755)	(118,999)
Shares issued and redeemed	(4,887,089)	12,235,095	(30,462,335)	4,283,428	(8,249,088)	(5,677,801)	(14,975,655)	20,721,405

The accompanying notes are an integral part of the financial statements.	43

Statements of Changes in Net Assets

	Carillon Scout Small Cap Fund		Carillon Reams Core Bond Fund		Carillon Reams Core Plus Bond Fund		Carillon Reams Unconstrained Bond Fund

	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19	11/1/19 to 10/31/20	11/1/18 to 10/31/19

Net assets, beginning of period	$323,732,772	$318,969,196	$108,352,118	$107,564,645	$649,680,517	$624,870,862	$964,643,184	$1,249,199,294
Increase (decrease) in net assets from operations
Net investment income (loss)	(1,084,662)	(320,862)	2,998,000	2,394,550	13,486,692	14,271,092	16,685,765	23,930,110
Net realized gain (loss) on investments	26,197,453	12,479,345	11,665,871	5,768,160	54,896,871	36,923,017	29,897,136	28,456,765
Net change in unrealized appreciation (depreciation)	(4,653,870)	1,002,226	5,082,023	3,393,104	21,121,989	23,166,614	17,967,590	41,096,541
Net increase (decrease) in net assets resulting from operations	20,458,921	13,160,709	19,745,894	11,555,814	89,505,552	74,360,723	64,550,491	93,483,416
Distributions to shareholders from earnings	(12,635,960)	(657,924)	(5,191,093)	(2,463,393)	(27,557,422)	(14,343,374)	(22,475,751)	(24,665,538)
Fund share transactions
Proceeds from shares sold-Class A	1,357,447	7,411,050	3,586,927	571,422	5,500,313	187,050	776,344	324,405
Issued as reinvestment of distributions-Class A	476,303	31,811	41,146	17,697	16,942	5,045	12,459	4,566
Cost of shares redeemed-Class A	(2,621,717)	(7,527,063)	(885,808)	(131,777)	(430,617)	(37,717)	(289,665)	(62,239)
Proceeds from shares sold-Class C	147,789	1,350,532	10,159,719	1,121,581	5,048,402	312,688	1,497,296	459,641
Issued as reinvestment of distributions-Class C	285,548	27,270	20,471	5,896	11,967	3,235	9,083	1,157
Cost of shares redeemed-Class C	(3,063,492)	(8,147,278)	(314,879)	(775,179)	(224,722)	(183,659)	(447,387)	(19,997)
Proceeds from shares sold-Class I	34,549,244	54,088,211	525,280,122	23,571,860	642,700,630	112,444,658	393,842,027	295,156,955
Issued as reinvestment of distributions-Class I	11,185,863	565,176	4,997,273	2,400,119	21,847,667	11,126,545	18,567,779	21,289,450
Cost of shares redeemed-Class I	(80,287,492)	(56,296,076)	(97,658,385)	(34,559,030)	(227,376,941)	(153,849,611)	(481,443,482)	(657,106,310)
Proceeds from shares sold-Class R-3	20,490	37,892	24,646	—	70,851	—	—	—
Issued as reinvestment of distributions-Class R-3	8,966	488	330	174	386	165	208	160
Cost of shares redeemed-Class R-3	(146,494)	(98,300)	(10)	—	—	—	—	—
Proceeds from shares sold-Class R-5	—	3,002	—	—	—	—	—	—
Issued as reinvestment of distributions-Class R-5	2,651	134	393	233	446	223	271	218
Cost of shares redeemed-Class R-5	(239)	(3,311)	—	—	—	—	—	—
Proceeds from shares sold-Class R-6	5,914,703	2,777,859	624,125	—	19,584	—	10,939,439	22,626,297
Issued as reinvestment of distributions-Class R-6	231,607	11,144	1,200	244	552	233	945,384	970,352
Cost of shares redeemed-Class R-6	(4,713,887)	(1,965,342)	(95,962)	—	(64)	—	(4,643,690)	(21,639,898)
Proceeds from shares sold-Class Y	35,600	3,600	60,918,985	193,117	92,881,876	593,484	14,187,132	2,927,850
Issued as reinvestment of distributions-Class Y	3,252	182	107,072	33,109	787,793	277,388	447,893	493,361
Cost of shares redeemed-Class Y	(1,979)	(10,190)	(5,542,703)	(754,414)	(11,229,382)	(6,087,421)	(12,950,902)	(18,799,956)
Net increase (decrease) from fund share transactions	(36,615,837)	(7,739,209)	501,264,662	(8,304,948)	529,625,683	(35,207,694)	(58,549,811)	(353,373,988)
Increase (decrease) in net assets	(28,792,876)	4,763,576	515,819,463	787,473	591,573,813	24,809,655	(16,475,071)	(284,556,110)
Net assets, end of period	294,939,896	323,732,772	624,171,581	108,352,118	1,241,254,330	649,680,517	948,168,113	964,643,184

Shares issued and redeemed
Shares sold-Class A	50,020	279,787	277,907	49,914	150,732	5,751	63,117	27,717
Issued as reinvestment of distributions-Class A	16,813	1,330	3,444	1,529	504	157	1,013	385
Shares redeemed-Class A	(107,532)	(293,490)	(71,323)	(11,334)	(11,795)	(1,148)	(23,400)	(5,333)
Shares sold-Class C	5,508	51,424	776,488	98,165	138,675	9,788	121,302	38,241
Issued as reinvestment of distributions-Class C	10,249	1,149	1,724	512	354	102	738	97
Shares redeemed-Class C	(115,196)	(300,548)	(25,673)	(68,221)	(6,280)	(5,767)	(36,983)	(1,692)
Shares sold-Class I	1,305,218	1,925,338	40,365,113	2,027,255	17,876,565	3,513,449	32,045,303	24,964,493
Issued as reinvestment of distributions-Class I	392,624	23,549	409,847	208,199	651,171	348,300	1,519,348	1,808,310
Shares redeemed-Class I	(3,146,487)	(2,030,634)	(7,560,762)	(2,998,974)	(6,638,783)	(4,800,994)	(39,913,138)	(55,435,030)
Shares sold-Class R-3	766	1,461	1,856	—	1,933	—	—	—
Issued as reinvestment of distributions-Class R-3	319	20	28	15	12	5	17	13
Shares redeemed-Class R-3	(5,193)	(3,478)	(1)	—	—	—	—	—
Shares sold-Class R-5	—	103	—	—	—	—	—	—
Issued as reinvestment of distributions-Class R-5	93	6	33	20	13	7	22	18
Shares redeemed-Class R-5	(9)	(112)	—	—	—	—	—	—
Shares sold-Class R-6	253,166	97,225	47,435	—	544	—	886,028	1,949,189
Issued as reinvestment of distributions-Class R-6	8,109	464	94	21	16	7	77,256	82,237
Shares redeemed-Class R-6	(168,752)	(69,710)	(7,263)	—	(2)	—	(396,764)	(1,801,962)
Shares sold-Class Y	1,673	131	4,639,029	16,714	2,581,012	18,488	1,121,051	245,994
Issued as reinvestment of distributions-Class Y	115	8	8,510	2,876	22,971	8,716	36,588	41,785
Shares redeemed-Class Y	(69)	(350)	(420,901)	(64,335)	(310,936)	(190,593)	(1,085,376)	(1,596,829)
Shares issued and redeemed	(1,498,565)	(316,327)	38,445,585	(737,644)	14,456,706	(1,093,732)	(5,583,878)	(29,682,367)

44	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest Capital Appreciation Fund
Class A*
11/01/19	10/31/20	$43.14	$0.04	$9.19	$9.23	$(0.13)	$(0.59)	$—	$(0.72)	$51.65	1.00	1.15	0.08	31	21.63	$170
11/01/18	10/31/19	42.91	0.14	3.75	3.89	(0.06)	(3.60)	—	(3.66)	43.14	1.00	1.14	0.34	49	11.23	170
11/01/17	10/31/18	43.14	0.07	2.40	2.47	—	(2.70)	—	(2.70)	42.91	1.02	1.12	0.15	45	5.83	177
11/01/16	10/31/17	35.05	0.02	10.24	10.26	(0.03)	(2.14)	—	(2.17)	43.14	1.20	1.20	0.07	33	30.84	164
11/01/15	10/31/16	40.32	0.08	(0.09)	(0.01)	(0.01)	(5.25)	—	(5.26)	35.05	1.23	1.23	0.22	35	0.30	145
Class C*
11/01/19	10/31/20	29.87	(0.21)	6.32	6.11	—	(0.59)	—	(0.59)	35.39	1.75	1.89	(0.66)	31	20.71	13
11/01/18	10/31/19	31.12	(0.11)	2.46	2.35	—	(3.60)	—	(3.60)	29.87	1.75	1.90	(0.39)	49	10.38	15
11/01/17	10/31/18	32.23	(0.17)	1.76	1.59	—	(2.70)	—	(2.70)	31.12	1.80	1.90	(0.53)	45	5.02	20
11/01/16	10/31/17	26.88	(0.20)	7.69	7.49	—	(2.14)	—	(2.14)	32.23	1.97	1.97	(0.70)	33	29.83	63
11/01/15	10/31/16	32.37	(0.15)	(0.09)	(0.24)	—	(5.25)	—	(5.25)	26.88	2.00	2.00	(0.55)	35	(0.45)	62
Class I*
11/01/19	10/31/20	45.52	0.19	9.70	9.89	(0.26)	(0.59)	—	(0.85)	54.56	0.70	0.89	0.39	31	22.00	276
11/01/18	10/31/19	45.09	0.26	3.97	4.23	(0.20)	(3.60)	—	(3.80)	45.52	0.70	0.90	0.61	49	11.54	314
11/01/17	10/31/18	45.13	0.21	2.51	2.72	(0.06)	(2.70)	—	(2.76)	45.09	0.72	0.88	0.46	45	6.15	203
11/01/16	10/31/17	36.55	0.16	10.68	10.84	(0.12)	(2.14)	—	(2.26)	45.13	0.88	0.88	0.39	33	31.26	119
11/01/15	10/31/16	41.83	0.19	(0.09)	0.10	(0.13)	(5.25)	—	(5.38)	36.55	0.92	0.92	0.52	35	0.61	124
Class R-3*
11/01/19	10/31/20	41.18	(0.06)	8.76	8.70	—	(0.59)	—	(0.59)	49.29	1.25	1.56	(0.14)	31	21.32	0
11/01/18	10/31/19	41.17	0.05	3.56	3.61	—	(3.60)	—	(3.60)	41.18	1.25	1.58	0.12	49	10.96	1
11/01/17	10/31/18	41.60	(0.04)	2.31	2.27	—	(2.70)	—	(2.70)	41.17	1.29	1.47	(0.11)	45	5.56	1
11/01/16	10/31/17	33.95	(0.10)	9.89	9.79	—	(2.14)	—	(2.14)	41.60	1.51	1.56	(0.28)	33	30.43	1
11/01/15	10/31/16	39.33	(0.04)	(0.09)	(0.13)	—	(5.25)	—	(5.25)	33.95	1.57	1.57	(0.12)	35	(0.04)	1
Class R-5*
11/01/19	10/31/20	45.37	0.19	9.67	9.86	(0.26)	(0.59)	—	(0.85)	54.38	0.70	0.90	0.38	31	22.00	5
11/01/18	10/31/19	44.97	0.27	3.94	4.21	(0.21)	(3.60)	—	(3.81)	45.37	0.70	0.90	0.64	49	11.53	7
11/01/17	10/31/18	44.97	0.18	2.53	2.71	(0.01)	(2.70)	—	(2.71)	44.97	0.72	0.86	0.38	45	6.14	7
11/01/16	10/31/17	36.44	0.17	10.63	10.80	(0.13)	(2.14)	—	(2.27)	44.97	0.89	0.89	0.45	33	31.26	3
11/01/15	10/31/16	41.70	0.20	(0.08)	0.12	(0.13)	(5.25)	—	(5.38)	36.44	0.90	0.90	0.55	35	0.64	7
Class R-6*
11/01/19	10/31/20	45.16	0.44	9.48	9.92	(0.30)	(0.59)	—	(0.89)	54.19	0.60	0.79	0.95	31	22.26	1
11/01/18	10/31/19	44.77	0.31	3.93	4.24	(0.25)	(3.60)	—	(3.85)	45.16	0.60	0.80	0.73	49	11.67	45
11/01/17	10/31/18	44.82	0.26	2.48	2.74	(0.09)	(2.70)	—	(2.79)	44.77	0.63	0.79	0.55	45	6.23	44
11/01/16	10/31/17	36.35	0.14	10.66	10.80	(0.19)	(2.14)	—	(2.33)	44.82	0.82	0.82	0.34	33	31.36	41
11/01/15	10/31/16	41.66	0.22	(0.09)	0.13	(0.19)	(5.25)	—	(5.44)	36.35	0.85	1.49	0.60	35	0.68	0
Class Y*
11/01/19	10/31/20	45.42	0.03	9.68	9.71	(0.15)	(0.59)	—	(0.74)	54.39	1.00	1.62	0.06	31	21.60	0
11/01/18	10/31/19	44.90	0.14	3.99	4.13	(0.01)	(3.60)	—	(3.61)	45.42	1.00	1.73	0.33	49	11.23	0
11/20/17	10/31/18	45.64	0.08	2.00	2.08	(0.12)	(2.70)	—	(2.82)	44.90	1.01	1.55	0.18	45	4.67	0

Carillon ClariVest International Stock Fund
Class A*
11/01/19	10/31/20	17.47	0.17	(1.99)	(1.82)	(0.38)	—	—	(0.38)	15.27	1.45	4.90	1.08	54	(10.73)	2
11/01/18	10/31/19	16.92	0.28	0.49	0.77	(0.22)	—	—	(0.22)	17.47	1.45	4.12	1.67	43	4.74	4
11/01/17	10/31/18	18.71	0.28	(1.86)	(1.58)	(0.21)	—	—	(0.21)	16.92	1.45	2.85	1.50	49	(8.56)	5
11/01/16	10/31/17	15.02	0.17	3.71	3.88	(0.19)	—	—	(0.19)	18.71	1.54	3.72	1.03	80	26.15	4
11/01/15	10/31/16	16.02	0.21	(1.14)	(0.93)	(0.07)	—	—	(0.07)	15.02	1.67	3.45	1.40	100	(5.84)	4
Class C*
11/01/19	10/31/20	17.14	0.07	(1.99)	(1.92)	(0.27)	—	—	(0.27)	14.95	2.20	5.74	0.43	54	(11.44)	1
11/01/18	10/31/19	16.53	0.15	0.51	0.66	(0.05)	—	—	(0.05)	17.14	2.20	4.91	0.90	43	4.01	2
11/01/17	10/31/18	18.32	0.04	(1.73)	(1.69)	(0.10)	—	—	(0.10)	16.53	2.20	3.68	0.21	49	(9.28)	3
11/01/16	10/31/17	14.79	0.04	3.65	3.69	(0.16)	—	—	(0.16)	18.32	2.29	4.50	0.27	80	25.21	5
11/01/15	10/31/16	15.83	0.08	(1.12)	(1.04)	—	—	—	—	14.79	2.47	4.31	0.52	100	(6.57)	5
Class I*
11/01/19	10/31/20	17.46	0.23	(2.01)	(1.78)	(0.42)	—	—	(0.42)	15.26	1.15	4.63	1.44	54	(10.51)	3
11/01/18	10/31/19	16.92	0.31	0.51	0.82	(0.28)	—	—	(0.28)	17.46	1.15	3.82	1.88	43	5.07	5

The accompanying notes are an integral part of the financial statements.	45

Financial Highlights

Fiscal period			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest International Stock Fund (cont’d)
11/01/17	10/31/18	$18.70	$0.30		$(1.82)	$(1.52)	$(0.26)	$—	$—	$(0.26)	$16.92	1.15	2.59	1.60	49	(8.29)	$9
11/01/16	10/31/17	15.11	0.23		3.71	3.94	(0.35)	—	—	(0.35)	18.70	1.15	3.28	1.40	80	26.63	8
11/01/15	10/31/16	16.08	0.30		(1.15)	(0.85)	(0.12)	—	—	(0.12)	15.11	1.15	3.12	2.03	100	(5.31)	6
Class R-3*
11/01/19	10/31/20	17.27	0.15		(2.00)	(1.85)	(0.35)	—	—	(0.35)	15.07	1.70	5.26	0.96	54	(11.01)	1
11/01/18	10/31/19	16.74	0.24		0.49	0.73	(0.20)	—	—	(0.20)	17.27	1.70	4.49	1.44	43	4.54	1
11/01/17	10/31/18	18.53	0.19		(1.80)	(1.61)	(0.18)	—	—	(0.18)	16.74	1.70	3.17	1.01	49	(8.80)	1
11/01/16	10/31/17	15.04	0.15		3.67	3.82	(0.33)	—	—	(0.33)	18.53	1.71	3.98	0.89	80	25.91	1
11/01/15	10/31/16	15.99	0.12		(1.05)	(0.93)	(0.02)	—	—	(0.02)	15.04	1.75	3.86	0.77	100	(5.84)	1
Class R-5*
11/01/19	10/31/20	17.48	0.24		(2.02)	(1.78)	(0.42)	—	—	(0.42)	15.28	1.15	6.63	1.49	54	(10.48)	0
11/01/18	10/31/19	16.94	0.33		0.49	0.82	(0.28)	—	—	(0.28)	17.48	1.15	6.06	1.99	43	5.06	0
11/01/17	10/31/18	18.69	0.29		(1.81)	(1.52)	(0.23)	—	—	(0.23)	16.94	1.15	4.65	1.56	49	(8.26)	0
11/01/16	10/31/17	15.11	0.08		3.85	3.93	(0.35)	—	—	(0.35)	18.69	1.15	3.69	0.49	80	26.56	0
11/01/15	10/31/16	16.09	0.27		(1.13)	(0.86)	(0.12)	—	—	(0.12)	15.11	1.15	3.22	1.79	100	(5.36)	0
Class R-6*
11/01/19	10/31/20	17.51	0.25		(2.01)	(1.76)	(0.44)	—	—	(0.44)	15.31	1.05	4.66	1.59	54	(10.39)	0
11/01/18	10/31/19	16.97	0.34		0.49	0.83	(0.29)	—	—	(0.29)	17.51	1.05	3.90	2.02	43	5.16	0
11/01/17	10/31/18	18.75	0.29		(1.80)	(1.51)	(0.27)	—	—	(0.27)	16.97	1.05	2.81	1.55	49	(8.21)	0
11/01/16	10/31/17	15.14	0.26		3.71	3.97	(0.36)	—	—	(0.36)	18.75	1.05	3.78	1.55	80	26.82	0
11/01/15	10/31/16	16.11	0.27		(1.11)	(0.84)	(0.13)	—	—	(0.13)	15.14	1.05	3.73	1.80	100	(5.26)	0
Class Y*
11/01/19	10/31/20	17.34	0.19		(2.01)	(1.82)	(0.31)	—	—	(0.31)	15.21	1.45	5.72	1.19	54	(10.73)	0
11/01/18	10/31/19	16.86	0.35		0.40	0.75	(0.27)	—	—	(0.27)	17.34	1.45	4.35	2.10	43	4.70	0
11/20/17	10/31/18	18.54	0.21		(1.62)	(1.41)	(0.27)	—	—	(0.27)	16.86	1.45	3.59	1.20	49	(7.77)	0

Carillon Cougar Tactical Allocation Fund
Class A*
11/01/19	10/31/20	15.98	0.15		0.46	0.61	(0.16)	(0.02)	—	(0.18)	16.41	1.17	2.35	0.95	65	3.81	2
11/01/18	10/31/19	15.73	0.16		0.67	0.83	(0.08)	(0.50)	—	(0.58)	15.98	1.17	2.50	1.03	139	5.74	1
11/01/17	10/31/18	16.05	0.13		(0.05)	0.08	(0.11)	(0.29)	—	(0.40)	15.73	1.17	2.62	0.79	88	0.44	1
11/01/16	10/31/17	14.59	0.12		1.40	1.52	(0.04)	(0.02)	—	(0.06)	16.05	1.17	3.55	0.79	152	10.42	2
12/31/15	10/31/16	14.29	0.06		0.24	0.30	—	—	—	—	14.59	1.17	17.33	0.47	66	2.10	2
Class C*
11/01/19	10/31/20	15.69	0.04		0.43	0.47	(0.05)	(0.02)	—	(0.07)	16.09	1.92	3.07	0.24	65	2.98	2
11/01/18	10/31/19	15.52	0.04		0.66	0.70	(0.03)	(0.50)	—	(0.53)	15.69	1.92	3.26	0.29	139	4.91	2
11/01/17	10/31/18	15.87	—	(d)	(0.03)	(0.03)	(0.03)	(0.29)	—	(0.32)	15.52	1.92	3.40	0.02	88	(0.29)	2
11/01/16	10/31/17	14.50	0.01		1.38	1.39	—	(0.02)	—	(0.02)	15.87	1.93	4.11	0.05	152	9.58	2
12/31/15	10/31/16	14.29	(0.04)		0.25	0.21	—	—	—	—	14.50	1.97	10.40	(0.31)	66	1.47	1
Class I*
11/01/19	10/31/20	16.00	0.20		0.46	0.66	(0.21)	(0.02)	—	(0.23)	16.43	0.87	2.07	1.27	65	4.14	22
11/01/18	10/31/19	15.76	0.21		0.66	0.87	(0.13)	(0.50)	—	(0.63)	16.00	0.87	2.24	1.33	139	6.02	22
11/01/17	10/31/18	16.09	0.17		(0.04)	0.13	(0.17)	(0.29)	—	(0.46)	15.76	0.87	2.42	1.03	88	0.74	20
11/01/16	10/31/17	14.62	0.17		1.40	1.57	(0.08)	(0.02)	—	(0.10)	16.09	0.87	3.00	1.09	152	10.79	14
12/31/15	10/31/16	14.29	0.10		0.23	0.33	—	—	—	—	14.62	0.87	8.81	0.77	66	2.31	5
Class R-3*
11/01/19	10/31/20	15.94	0.11		0.45	0.56	(0.12)	(0.02)	—	(0.14)	16.36	1.42	3.04	0.72	65	3.53	0
11/01/18	10/31/19	15.70	0.12		0.66	0.78	(0.04)	(0.50)	—	(0.54)	15.94	1.42	3.26	0.80	139	5.40	0
11/01/17	10/31/18	16.03	0.09		(0.04)	0.05	(0.09)	(0.29)	—	(0.38)	15.70	1.42	3.49	0.52	88	0.21	0
11/01/16	10/31/17	14.57	0.09		1.39	1.48	—	(0.02)	—	(0.02)	16.03	1.40	3.62	0.57	152	10.15	0
12/31/15	10/31/16	14.29	0.03		0.25	0.28	—	—	—	—	14.57	1.37	22.76	0.21	66	1.96	0
Class R-5*
11/01/19	10/31/20	16.02	0.23		0.43	0.66	(0.21)	(0.02)	—	(0.23)	16.45	0.87	2.37	1.42	65	4.13	0
11/01/18	10/31/19	15.77	0.21		0.66	0.87	(0.12)	(0.50)	—	(0.62)	16.02	0.87	2.43	1.35	139	6.04	0
11/01/17	10/31/18	16.09	0.18		(0.05)	0.13	(0.16)	(0.29)	—	(0.45)	15.77	0.87	2.60	1.07	88	0.76	0
11/01/16	10/31/17	14.63	0.17		1.39	1.56	(0.08)	(0.02)	—	(0.10)	16.09	0.87	3.18	1.15	152	10.71	0
12/31/15	10/31/16	14.29	0.08		0.26	0.34	—	—	—	—	14.63	0.87	21.86	0.69	66	2.38	0

46	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Cougar Tactical Allocation Fund (cont’d)
Class R-6*
11/01/19	10/31/20	$16.04	$0.22	$0.45	$0.67	$(0.22)	$(0.02)	$—	$(0.24)	$16.47	0.77	2.47	1.37	65	4.22	$0
11/01/18	10/31/19	15.79	0.22	0.67	0.89	(0.14)	(0.50)	—	(0.64)	16.04	0.77	2.72	1.45	139	6.15	0
11/01/17	10/31/18	16.12	0.19	(0.05)	0.14	(0.18)	(0.29)	—	(0.47)	15.79	0.77	2.92	1.17	88	0.82	0
11/01/16	10/31/17	14.64	0.18	1.41	1.59	(0.09)	(0.02)	—	(0.11)	16.12	0.77	3.04	1.21	152	10.88	0
12/31/15	10/31/16	14.29	0.10	0.25	0.35	—	—	—	—	14.64	0.77	22.16	0.82	66	2.45	0
Class Y*
11/01/19	10/31/20	15.95	0.16	0.44	0.60	(0.15)	(0.02)	—	(0.17)	16.38	1.17	2.98	0.98	65	3.79	0
11/01/18	10/31/19	15.71	0.16	0.66	0.82	(0.08)	(0.50)	—	(0.58)	15.95	1.17	3.12	1.05	139	5.68	0
11/20/17	10/31/18	16.11	0.13	(0.06)	0.07	(0.18)	(0.29)	—	(0.47)	15.71	1.17	3.32	0.82	88	0.34	0

Carillon Eagle Growth & Income Fund
Class A*
11/01/19	10/31/20	21.70	0.37	(0.82)	(0.45)	(0.37)	(0.66)	—	(1.03)	20.22	0.97	0.97	1.81	41	(2.09)	165
11/01/18	10/31/19	21.44	0.41	1.74	2.15	(0.39)	(1.50)	—	(1.89)	21.70	0.97	0.97	1.98	25	11.47	171
11/01/17	10/31/18	20.39	0.40	1.57	1.97	(0.42)	(0.50)	—	(0.92)	21.44	0.98	0.98	1.91	10	9.76	147
11/01/16	10/31/17	18.39	0.34	2.93	3.27	(0.33)	(0.94)	—	(1.27)	20.39	1.03	1.03	1.74	10	18.56	147
11/01/15	10/31/16	17.52	0.34	0.85	1.19	(0.32)	—	—	(0.32)	18.39	1.06	1.06	1.91	15	6.87	152
Class C*
11/01/19	10/31/20	20.68	0.21	(0.77)	(0.56)	(0.22)	(0.66)	—	(0.88)	19.24	1.73	1.73	1.08	41	(2.82)	79
11/01/18	10/31/19	20.52	0.24	1.66	1.90	(0.24)	(1.50)	—	(1.74)	20.68	1.72	1.72	1.23	25	10.66	133
11/01/17	10/31/18	19.54	0.24	1.49	1.73	(0.25)	(0.50)	—	(0.75)	20.52	1.73	1.73	1.16	10	8.94	130
11/01/16	10/31/17	17.68	0.18	2.81	2.99	(0.19)	(0.94)	—	(1.13)	19.54	1.79	1.79	0.98	10	17.62	169
11/01/15	10/31/16	16.86	0.20	0.82	1.02	(0.20)	—	—	(0.20)	17.68	1.82	1.82	1.14	15	6.07	185
Class I*
11/01/19	10/31/20	21.64	0.42	(0.81)	(0.39)	(0.43)	(0.66)	—	(1.09)	20.16	0.70	0.70	2.07	41	(1.82)	487
11/01/18	10/31/19	21.39	0.46	1.74	2.20	(0.45)	(1.50)	—	(1.95)	21.64	0.70	0.70	2.21	25	11.76	492
11/01/17	10/31/18	20.34	0.46	1.56	2.02	(0.47)	(0.50)	—	(0.97)	21.39	0.72	0.72	2.16	10	10.06	272
11/01/16	10/31/17	18.35	0.39	2.93	3.32	(0.39)	(0.94)	—	(1.33)	20.34	0.75	0.75	2.00	10	18.90	246
11/01/15	10/31/16	17.48	0.39	0.85	1.24	(0.37)	—	—	(0.37)	18.35	0.79	0.79	2.17	15	7.18	179
Class R-3*
11/01/19	10/31/20	21.61	0.31	(0.82)	(0.51)	(0.31)	(0.66)	—	(0.97)	20.13	1.27	1.27	1.53	41	(2.41)	1
11/01/18	10/31/19	21.35	0.34	1.74	2.08	(0.32)	(1.50)	—	(1.82)	21.61	1.30	1.30	1.66	25	11.12	2
11/01/17	10/31/18	20.30	0.33	1.56	1.89	(0.34)	(0.50)	—	(0.84)	21.35	1.31	1.31	1.59	10	9.40	2
11/01/16	10/31/17	18.32	0.28	2.91	3.19	(0.27)	(0.94)	—	(1.21)	20.30	1.34	1.34	1.44	10	18.15	2
11/01/15	10/31/16	17.44	0.28	0.87	1.15	(0.27)	—	—	(0.27)	18.32	1.37	1.37	1.60	15	6.61	3
Class R-5*
11/01/19	10/31/20	21.66	0.41	(0.80)	(0.39)	(0.43)	(0.66)	—	(1.09)	20.18	0.72	0.72	2.05	41	(1.82)	7
11/01/18	10/31/19	21.41	0.47	1.73	2.20	(0.45)	(1.50)	—	(1.95)	21.66	0.72	0.72	2.23	25	11.73	4
11/01/17	10/31/18	20.36	0.45	1.56	2.01	(0.46)	(0.50)	—	(0.96)	21.41	0.78	0.78	2.10	10	9.99	0
11/01/16	10/31/17	18.38	0.38	2.93	3.31	(0.39)	(0.94)	—	(1.33)	20.36	0.76	0.76	1.97	10	18.82	0
11/01/15	10/31/16	17.50	0.39	0.87	1.26	(0.38)	—	—	(0.38)	18.38	0.75	0.75	2.21	15	7.27	0
Class R-6*
11/01/19	10/31/20	21.59	0.54	(0.98)	(0.44)	(0.36)	(0.66)	—	(1.02)	20.13	0.62	0.62	2.58	41	(2.03)	2
11/01/18	10/31/19	21.34	0.48	1.73	2.21	(0.46)	(1.50)	—	(1.96)	21.59	0.63	0.63	2.31	25	11.87	49
11/01/17	10/31/18	20.30	0.47	1.56	2.03	(0.49)	(0.50)	—	(0.99)	21.34	0.64	0.64	2.24	10	10.12	42
11/01/16	10/31/17	18.32	0.40	2.93	3.33	(0.41)	(0.94)	—	(1.35)	20.30	0.65	0.65	2.10	10	18.98	40
11/01/15	10/31/16	17.46	0.39	0.87	1.26	(0.40)	—	—	(0.40)	18.32	0.67	0.67	2.18	15	7.30	34
Class Y*
11/01/19	10/31/20	21.60	0.34	(0.80)	(0.46)	(0.35)	(0.66)	—	(1.01)	20.13	1.08	1.08	1.68	41	(2.18)	0
11/01/18	10/31/19	21.35	0.38	1.74	2.12	(0.37)	(1.50)	—	(1.87)	21.60	1.10	1.07	1.82	25	11.35	0
11/20/17	10/31/18	20.48	0.28	1.49	1.77	(0.40)	(0.50)	—	(0.90)	21.35	1.25	1.43	1.35	10	8.74	0

Carillon Eagle Mid Cap Growth Fund
Class A*
11/01/19	10/31/20	63.14	(0.37)	16.27	15.90	—	(1.44)	—	(1.44)	77.60	1.04	1.04	(0.54)	27	25.62	786
11/01/18	10/31/19	56.19	(0.26)	8.71	8.45	—	(1.50)	—	(1.50)	63.14	1.05	1.05	(0.44)	32	15.81	719

The accompanying notes are an integral part of the financial statements.	47

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions						Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income		From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Mid Cap Growth Fund (cont’d)
11/01/17	10/31/18	$56.41	$(0.28)	$3.06	$2.78	$—		$(3.00)	$—	$(3.00)	$56.19	1.05	1.05	(0.46)	44	4.75	$688
11/01/16	10/31/17	42.29	(0.26)	14.38	14.12	—		—	—	—	56.41	1.12	1.12	(0.53)	44	33.39	459
11/01/15	10/31/16	43.39	(0.17)	(0.23)	(0.40)	—		(0.70)	—	(0.70)	42.29	1.17	1.17	(0.40)	34	(0.87)	320
Class C*
11/01/19	10/31/20	49.40	(0.65)	12.61	11.96	—		(1.44)	—	(1.44)	59.92	1.74	1.74	(1.24)	27	24.75	134
11/01/18	10/31/19	44.61	(0.52)	6.81	6.29	—		(1.50)	—	(1.50)	49.40	1.74	1.74	(1.12)	32	15.05	136
11/01/17	10/31/18	45.67	(0.55)	2.49	1.94	—		(3.00)	—	(3.00)	44.61	1.74	1.74	(1.14)	44	4.00	147
11/01/16	10/31/17	34.48	(0.50)	11.69	11.19	—		—	—	—	45.67	1.84	1.84	(1.24)	44	32.45	146
11/01/15	10/31/16	35.76	(0.38)	(0.20)	(0.58)	—		(0.70)	—	(0.70)	34.48	1.88	1.88	(1.11)	34	(1.58)	112
Class I*
11/01/19	10/31/20	67.06	(0.17)	17.33	17.16	—		(1.44)	—	(1.44)	82.78	0.72	0.72	(0.23)	27	26.01	1,547
11/01/18	10/31/19	59.38	(0.08)	9.26	9.18	—		(1.50)	—	(1.50)	67.06	0.74	0.74	(0.12)	32	16.20	1,319
11/01/17	10/31/18	59.29	(0.10)	3.19	3.09	—		(3.00)	—	(3.00)	59.38	0.75	0.75	(0.16)	44	5.05	1,134
11/01/16	10/31/17	44.30	(0.11)	15.10	14.99	—	(d)	—	—	— (d)	59.29	0.78	0.78	(0.21)	44	33.84	763
11/01/15	10/31/16	45.26	(0.02)	(0.24)	(0.26)	—		(0.70)	—	(0.70)	44.30	0.82	0.82	(0.06)	34	(0.52)	421
Class R-3*
11/01/19	10/31/20	60.92	(0.53)	15.67	15.14	—		(1.44)	—	(1.44)	74.62	1.31	1.31	(0.81)	27	25.30	44
11/01/18	10/31/19	54.42	(0.42)	8.42	8.00	—		(1.50)	—	(1.50)	60.92	1.34	1.34	(0.73)	32	15.49	45
11/01/17	10/31/18	54.88	(0.42)	2.96	2.54	—		(3.00)	—	(3.00)	54.42	1.32	1.32	(0.72)	44	4.43	35
11/01/16	10/31/17	41.25	(0.39)	14.02	13.63	—		—	—	—	54.88	1.38	1.38	(0.80)	44	33.04	32
11/01/15	10/31/16	42.46	(0.28)	(0.23)	(0.51)	—		(0.70)	—	(0.70)	41.25	1.46	1.46	(0.69)	34	(1.16)	21
Class R-5*
11/01/19	10/31/20	66.87	(0.17)	17.27	17.10	—		(1.44)	—	(1.44)	82.53	0.73	0.73	(0.24)	27	25.99	809
11/01/18	10/31/19	59.22	(0.09)	9.24	9.15	—		(1.50)	—	(1.50)	66.87	0.75	0.75	(0.14)	32	16.19	758
11/01/17	10/31/18	59.14	(0.11)	3.19	3.08	—		(3.00)	—	(3.00)	59.22	0.75	0.75	(0.18)	44	5.04	648
11/01/16	10/31/17	44.19	(0.11)	15.06	14.95	—	(d)	—	—	— (d)	59.14	0.79	0.79	(0.22)	44	33.84	284
11/01/15	10/31/16	45.15	(0.03)	(0.23)	(0.26)	—		(0.70)	—	(0.70)	44.19	0.83	0.83	(0.06)	34	(0.52)	153
Class R-6*
11/01/19	10/31/20	67.58	(0.11)	17.48	17.37	—		(1.44)	—	(1.44)	83.51	0.64	0.64	(0.15)	27	26.12	3,295
11/01/18	10/31/19	59.78	(0.03)	9.33	9.30	—		(1.50)	—	(1.50)	67.58	0.65	0.65	(0.04)	32	16.30	2,695
11/01/17	10/31/18	59.62	(0.06)	3.22	3.16	—		(3.00)	—	(3.00)	59.78	0.66	0.66	(0.09)	44	5.14	1,636
11/01/16	10/31/17	44.51	(0.07)	15.19	15.12	(0.01)		—	—	(0.01)	59.62	0.69	0.69	(0.12)	44	33.97	692
11/01/15	10/31/16	45.43	0.02	(0.24)	(0.22)	—		(0.70)	—	(0.70)	44.51	0.72	0.72	0.04	34	(0.43)	346
Class Y*
11/01/19	10/31/20	66.60	(0.39)	17.17	16.78	—		(1.44)	—	(1.44)	81.94	1.05	1.05	(0.55)	27	25.61	4
11/01/18	10/31/19	59.14	(0.29)	9.25	8.96	—		(1.50)	—	(1.50)	66.60	1.01	1.01	(0.44)	32	15.89	4
11/20/17	10/31/18	60.71	(0.44)	1.87	1.43	—		(3.00)	—	(3.00)	59.14	1.13	1.13	(0.72)	44	2.18	0

Carillon Eagle Small Cap Growth Fund
Class A*
11/01/19	10/31/20	48.23	(0.37)	9.45	9.08	—		(3.27)	—	(3.27)	54.04	1.08	1.08	(0.77)	21	19.50	336
11/01/18	10/31/19	59.15	(0.32)	0.39	0.07	—		(10.99)	—	(10.99)	48.23	1.08	1.08	(0.65)	26	3.64	394
11/01/17	10/31/18	62.31	(0.40)	2.07	1.67	—		(4.83)	—	(4.83)	59.15	1.05	1.05	(0.63)	35	2.61	544
11/01/16	10/31/17	50.48	(0.27)	13.72	13.45	—		(1.62)	—	(1.62)	62.31	1.13	1.13	(0.47)	40	27.22	640
11/01/15	10/31/16	52.98	(0.33)	1.29	0.96	—		(3.46)	—	(3.46)	50.48	1.15	1.15	(0.66)	32	2.07	848
Class C*
11/01/19	10/31/20	31.93	(0.45)	6.11	5.66	—		(3.27)	—	(3.27)	34.32	1.77	1.77	(1.45)	21	18.67	48
11/01/18	10/31/19	43.65	(0.44)	(0.29)	(0.73)	—		(10.99)	—	(10.99)	31.93	1.76	1.76	(1.32)	26	2.92	68
11/01/17	10/31/18	47.51	(0.62)	1.59	0.97	—		(4.83)	—	(4.83)	43.65	1.75	1.75	(1.31)	35	1.89	111
11/01/16	10/31/17	39.10	(0.51)	10.54	10.03	—		(1.62)	—	(1.62)	47.51	1.82	1.82	(1.17)	40	26.37	169
11/01/15	10/31/16	42.10	(0.52)	0.98	0.46	—		(3.46)	—	(3.46)	39.10	1.85	1.85	(1.36)	32	1.37	166
Class I*
11/01/19	10/31/20	51.64	(0.24)	10.16	9.92	—		(3.27)	—	(3.27)	58.29	0.78	0.78	(0.46)	21	19.86	803
11/01/18	10/31/19	62.28	(0.17)	0.52	0.35	—		(10.99)	—	(10.99)	51.64	0.76	0.76	(0.33)	26	3.96	1,040
11/01/17	10/31/18	65.18	(0.22)	2.15	1.93	—		(4.83)	—	(4.83)	62.28	0.75	0.75	(0.33)	35	2.91	1,369
11/01/16	10/31/17	52.55	(0.08)	14.33	14.25	—		(1.62)	—	(1.62)	65.18	0.78	0.78	(0.13)	40	27.68	1,691
11/01/15	10/31/16	54.84	(0.16)	1.33	1.17	—		(3.46)	—	(3.46)	52.55	0.81	0.81	(0.32)	32	2.40	1,374

48	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Small Cap Growth Fund (cont’d)
Class R-3*
11/01/19	10/31/20	$46.02	$(0.46)	$8.99	$8.53	$—	$(3.27)	$—	$(3.27)	$51.28	1.31	1.31	(1.00)	21	19.22	$58
11/01/18	10/31/19	57.14	(0.43)	0.30	(0.13)	—	(10.99)	—	(10.99)	46.02	1.34	1.34	(0.90)	26	3.37	66
11/01/17	10/31/18	60.51	(0.55)	2.01	1.46	—	(4.83)	—	(4.83)	57.14	1.32	1.32	(0.90)	35	2.32	85
11/01/16	10/31/17	49.18	(0.40)	13.35	12.95	—	(1.62)	—	(1.62)	60.51	1.38	1.38	(0.73)	40	26.92	98
11/01/15	10/31/16	51.82	(0.43)	1.25	0.82	—	(3.46)	—	(3.46)	49.18	1.39	1.39	(0.90)	32	1.83	94
Class R-5*
11/01/19	10/31/20	51.92	(0.23)	10.22	9.99	—	(3.27)	—	(3.27)	58.64	0.76	0.76	(0.43)	21	19.88	205
11/01/18	10/31/19	62.56	(0.18)	0.53	0.35	—	(10.99)	—	(10.99)	51.92	0.77	0.77	(0.34)	26	3.94	362
11/01/17	10/31/18	65.45	(0.22)	2.16	1.94	—	(4.83)	—	(4.83)	62.56	0.75	0.75	(0.33)	35	2.92	441
11/01/16	10/31/17	52.75	(0.07)	14.39	14.32	—	(1.62)	—	(1.62)	65.45	0.77	0.77	(0.11)	40	27.71	469
11/01/15	10/31/16	55.02	(0.15)	1.34	1.19	—	(3.46)	—	(3.46)	52.75	0.78	0.78	(0.30)	32	2.43	444
Class R-6*
11/01/19	10/31/20	52.56	(0.18)	10.36	10.18	—	(3.27)	—	(3.27)	59.47	0.66	0.66	(0.34)	21	20.01	1,427
11/01/18	10/31/19	63.11	(0.12)	0.56	0.44	—	(10.99)	—	(10.99)	52.56	0.65	0.65	(0.23)	26	4.07	2,186
11/01/17	10/31/18	65.92	(0.16)	2.18	2.02	—	(4.83)	—	(4.83)	63.11	0.65	0.65	(0.24)	35	3.02	2,141
11/01/16	10/31/17	53.06	(0.04)	14.52	14.48	—	(1.62)	—	(1.62)	65.92	0.66	0.66	(0.06)	40	27.86	2,005
11/01/15	10/31/16	55.27	(0.10)	1.35	1.25	—	(3.46)	—	(3.46)	53.06	0.67	0.67	(0.19)	32	2.53	1,139
Class Y*
11/01/19	10/31/20	51.16	(0.51)	10.06	9.55	—	(3.27)	—	(3.27)	57.44	1.25	1.52	(0.97)	21	19.29	0
11/01/18	10/31/19	62.03	(0.33)	0.45	0.12	—	(10.99)	—	(10.99)	51.16	1.17	1.37	(0.61)	26	3.53	0
11/20/17	10/31/18	65.89	(0.50)	1.47	0.97	—	(4.83)	—	(4.83)	62.03	1.12	1.12	(0.77)	35	1.40	0

Carillon Scout International Fund
Class A*
11/01/19	10/31/20	18.93	0.21	(2.28)	(2.07)	(0.39)	(1.05)	—	(1.44)	15.42	1.45	1.46	1.28	21	(12.26)	1
11/01/18	10/31/19	19.02	0.35	1.50	1.85	(0.66)	(1.28)	—	(1.94)	18.93	1.44	1.51	1.97	20	11.82	1
11/20/17	10/31/18	25.05	0.21	(2.26)	(2.05)	(0.22)	(3.76)	—	(3.98)	19.02	1.31	1.31	1.05	13	(9.90)	0
Class C*
11/01/19	10/31/20	18.83	0.10	(2.29)	(2.19)	(0.29)	(1.05)	—	(1.34)	15.30	2.20	2.25	0.58	21	(12.90)	0
11/01/18	10/31/19	18.89	0.20	1.52	1.72	(0.50)	(1.28)	—	(1.78)	18.83	2.19	2.21	1.15	20	10.99	0
11/20/17	10/31/18	25.05	0.18	(2.38)	(2.20)	(0.20)	(3.76)	—	(3.96)	18.89	2.20	2.23	0.87	13	(10.59)	0
Class I*
11/01/19	10/31/20	19.06	0.27	(2.31)	(2.04)	(0.44)	(1.05)	—	(1.49)	15.53	1.14	1.14	1.60	21	(12.03)	451
11/01/18	10/31/19	19.07	0.37	1.56	1.93	(0.66)	(1.28)	—	(1.94)	19.06	1.10	1.10	2.05	20	12.24	711
11/01/17	10/31/18	25.18	0.38	(2.51)	(2.13)	(0.22)	(3.76)	—	(3.98)	19.07	1.06	1.06	1.73	13	(10.12)	821
07/01/17	10/31/17	23.21	0.07	1.90	1.97	—	—	—	—	25.18	1.08	1.08	0.81	7	8.49	1,161
07/01/16	06/30/17	23.10	0.37	3.50	3.87	(0.42)	(3.34)	—	(3.76)	23.21	1.06	1.06	1.61	20	18.80	1,186
07/01/15	06/30/16	33.69	0.56	(3.41)	(2.85)	(0.59)	(7.15)	—	(7.74)	23.10	1.05	1.05	1.38	23	(7.89)	1,484
Class R-3*
11/01/19	10/31/20	18.99	0.17	(2.30)	(2.13)	(0.34)	(1.05)	—	(1.39)	15.47	1.70	2.21	1.03	21	(12.51)	0
11/01/18	10/31/19	18.97	0.26	1.56	1.82	(0.52)	(1.28)	—	(1.80)	18.99	1.70	2.18	1.48	20	11.53	0
11/20/17	10/31/18	25.05	0.23	(2.33)	(2.10)	(0.22)	(3.76)	—	(3.98)	18.97	1.70	2.16	1.14	13	(10.16)	0
Class R-5*
11/01/19	10/31/20	19.05	0.26	(2.29)	(2.03)	(0.44)	(1.05)	—	(1.49)	15.53	1.15	1.69	1.58	21	(12.01)	0
11/01/18	10/31/19	19.06	0.36	1.55	1.91	(0.64)	(1.28)	—	(1.92)	19.05	1.15	1.68	2.03	20	12.10	0
11/20/17	10/31/18	25.05	0.34	(2.34)	(2.00)	(0.23)	(3.76)	—	(3.99)	19.06	1.15	1.66	1.69	13	(9.68)	0
Class R-6*
11/01/19	10/31/20	19.04	0.28	(2.29)	(2.01)	(0.46)	(1.05)	—	(1.51)	15.52	1.04	1.04	1.73	21	(11.89)	3
11/01/18	10/31/19	19.08	0.39	1.54	1.93	(0.69)	(1.28)	—	(1.97)	19.04	1.02	1.02	2.20	20	12.27	3
11/20/17	10/31/18	25.05	0.32	(2.30)	(1.98)	(0.23)	(3.76)	—	(3.99)	19.08	0.99	0.99	1.60	13	(9.59)	3
Class Y*
11/01/19	10/31/20	19.01	0.21	(2.29)	(2.08)	(0.39)	(1.05)	—	(1.44)	15.49	1.45	2.19	1.28	21	(12.27)	0
11/01/18	10/31/19	19.01	0.31	1.55	1.86	(0.58)	(1.28)	—	(1.86)	19.01	1.45	2.19	1.73	20	11.79	0
11/20/17	10/31/18	25.05	0.28	(2.34)	(2.06)	(0.22)	(3.76)	—	(3.98)	19.01	1.45	2.16	1.39	13	(9.94)	0

The accompanying notes are an integral part of the financial statements.	49

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Scout Mid Cap Fund
Class A*
11/01/19	10/31/20	$18.38	$0.02	$1.63	$1.65	$(0.10)	$(0.01)	$—	$(0.11)	$19.92	1.22	1.22	0.12	109	9.01	$19
11/01/18	10/31/19	18.37	0.09	1.20	1.29	(0.09)	(1.19)	—	(1.28)	18.38	1.20	1.20	0.50	170	8.31	21
11/20/17	10/31/18	20.18	0.05	(0.30)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.28	106	(1.51)	7
Class C*
11/01/19	10/31/20	18.17	(0.12)	1.61	1.49	—	(0.01)	—	(0.01)	19.65	2.00	2.00	(0.65)	109	8.23	19
11/01/18	10/31/19	18.26	(0.05)	1.18	1.13	(0.03)	(1.19)	—	(1.22)	18.17	1.99	1.99	(0.28)	170	7.34	20
11/20/17	10/31/18	20.18	(0.09)	(0.28)	(0.37)	(0.01)	(1.54)	—	(1.55)	18.26	1.94	1.94	(0.47)	106	(2.16)	9
Class I*
11/01/19	10/31/20	18.46	0.07	1.64	1.71	(0.13)	(0.01)	—	(0.14)	20.03	0.97	0.97	0.37	109	9.31	2,581
11/01/18	10/31/19	18.41	0.13	1.20	1.33	(0.09)	(1.19)	—	(1.28)	18.46	0.98	0.98	0.75	170	8.48	2,685
11/01/17	10/31/18	19.77	0.08	0.12	0.20	(0.02)	(1.54)	—	(1.56)	18.41	0.97	0.97	0.40	106	0.74	2,420
07/01/17	10/31/17	18.11	— (d)	1.66	1.66	—	—	—	—	19.77	1.01	1.01	0.03	20	9.17	1,675
07/01/16	06/30/17	15.06	0.07	3.35	3.42	(0.07)	(0.30)	—	(0.37)	18.11	1.03	1.03	0.43	87	22.93	1,437
07/01/15	06/30/16	16.02	0.21	0.13	0.34	(0.17)	(1.13)	—	(1.30)	15.06	1.04	1.04	1.34	161	2.69	1,292
Class R-3*
11/01/19	10/31/20	18.29	(0.04)	1.63	1.59	(0.06)	(0.01)	—	(0.07)	19.81	1.54	1.54	(0.22)	109	8.71	3
11/01/18	10/31/19	18.32	0.03	1.19	1.22	(0.06)	(1.19)	—	(1.25)	18.29	1.56	1.56	0.16	170	7.87	3
11/20/17	10/31/18	20.18	0.01	(0.32)	(0.31)	(0.01)	(1.54)	—	(1.55)	18.32	1.44	1.44	0.04	106	(1.83)	2
Class R-5*
11/01/19	10/31/20	18.37	0.06	1.63	1.69	(0.14)	(0.01)	—	(0.15)	19.91	0.97	0.97	0.33	109	9.30	2
11/01/18	10/31/19	18.35	0.13	1.19	1.32	(0.11)	(1.19)	—	(1.30)	18.37	1.00	1.00	0.72	170	8.47	2
11/20/17	10/31/18	20.18	0.10	(0.36)	(0.26)	(0.03)	(1.54)	—	(1.57)	18.35	0.99	0.99	0.53	106	(1.62)	1
Class R-6*
11/01/19	10/31/20	18.45	0.07	1.65	1.72	(0.15)	(0.01)	—	(0.16)	20.01	0.88	0.88	0.36	109	9.38	171
11/01/18	10/31/19	18.41	0.15	1.19	1.34	(0.11)	(1.19)	—	(1.30)	18.45	0.88	0.88	0.82	170	8.60	108
11/20/17	10/31/18	20.18	0.12	(0.32)	(0.20)	(0.03)	(1.54)	—	(1.57)	18.41	0.90	0.90	0.62	106	(1.29)	34
Class Y*
11/01/19	10/31/20	18.36	0.03	1.60	1.63	(0.08)	(0.01)	—	(0.09)	19.90	1.28	1.28	0.17	109	8.94	9
11/01/18	10/31/19	18.37	0.08	1.20	1.28	(0.10)	(1.19)	—	(1.29)	18.36	1.26	1.26	0.45	170	8.20	24
11/20/17	10/31/18	20.18	0.07	(0.32)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.36	106	(1.51)	2

Carillon Scout Small Cap Fund
Class A*
11/01/19	10/31/20	28.20	(0.16)	2.56	2.40	—	(1.10)	—	(1.10)	29.50	1.19	1.19	(0.58)	22	8.69	12
11/01/18	10/31/19	27.10	(0.07)	1.23	1.16	—	(0.06)	—	(0.06)	28.20	1.16	1.16	(0.27)	21	4.30	13
11/20/17	10/31/18	29.63	(0.26)	2.68	2.42	—	(4.95)	—	(4.95)	27.10	1.23	1.23	(0.95)	22	8.00	12
Class C*
11/01/19	10/31/20	27.78	(0.35)	2.49	2.14	—	(1.10)	—	(1.10)	28.82	1.95	1.95	(1.32)	22	7.85	5
11/01/18	10/31/19	26.89	(0.25)	1.20	0.95	—	(0.06)	—	(0.06)	27.78	1.92	1.92	(0.92)	21	3.55	8
11/20/17	10/31/18	29.63	(0.47)	2.68	2.21	—	(4.95)	—	(4.95)	26.89	1.97	1.97	(1.69)	22	7.21	14
Class I*
11/01/19	10/31/20	28.34	(0.09)	2.57	2.48	—	(1.10)	—	(1.10)	29.72	0.95	0.95	(0.34)	22	8.93	268
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	—	(0.06)	28.34	0.95	0.94	(0.06)	21	4.55	297
11/01/17	10/31/18	29.33	(0.14)	2.93	2.79	—	(4.95)	—	(4.95)	27.17	0.95	0.97	(0.49)	22	9.36	287
07/01/17	10/31/17	26.81	(0.04)	2.56	2.52	—	—	—	—	29.33	1.03	1.03	(0.45)	6	9.40	271
07/01/16	06/30/17	21.45	(0.09)	6.52	6.43	—	(1.07)	—	(1.07)	26.81	1.04	1.04	(0.39)	25	30.70	242
07/01/15	06/30/16	26.61	(0.07)	(1.55)	(1.62)	—	(3.54)	—	(3.54)	21.45	1.13	1.13	(0.32)	16	(6.01)	198
Class R-3*
11/01/19	10/31/20	28.03	(0.23)	2.52	2.29	—	(1.10)	—	(1.10)	29.22	1.50	1.66	(0.86)	22	8.34	0
11/01/18	10/31/19	27.02	(0.16)	1.23	1.07	—	(0.06)	—	(0.06)	28.03	1.50	1.55	(0.56)	21	3.98	0
11/20/17	10/31/18	29.63	(0.33)	2.67	2.34	—	(4.95)	—	(4.95)	27.02	1.50	1.67	(1.20)	22	7.70	0
Class R-5*
11/01/19	10/31/20	28.34	(0.10)	2.58	2.48	—	(1.10)	—	(1.10)	29.72	0.95	1.05	(0.36)	22	8.93	0
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	—	(0.06)	28.34	0.95	0.99	(0.07)	21	4.55	0
11/20/17	10/31/18	29.63	(0.17)	2.66	2.49	—	(4.95)	—	(4.95)	27.17	0.95	1.32	(0.60)	22	8.26	0

50	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Scout Small Cap Fund (cont’d)
Class R-6*
11/01/19	10/31/20	$28.41	$(0.08)	$2.59	$2.51	$—	$(1.10)	$—	$(1.10)	$29.82	0.85	0.85	(0.30)	22	9.02	$9
11/01/18	10/31/19	27.20	— (d)	1.27	1.27	—	(0.06)	—	(0.06)	28.41	0.84	0.84	0.01	21	4.69	6
11/20/17	10/31/18	29.63	(0.13)	2.65	2.52	—	(4.95)	—	(4.95)	27.20	0.85	0.86	(0.47)	22	8.37	5
Class Y*
11/01/19	10/31/20	28.17	(0.19)	2.57	2.38	—	(1.10)	—	(1.10)	29.45	1.25	1.25	(0.69)	22	8.62	0
11/01/18	10/31/19	27.09	(0.10)	1.24	1.14	—	(0.06)	—	(0.06)	28.17	1.25	1.23	(0.36)	21	4.23	0
11/20/17	10/31/18	29.63	(0.24)	2.65	2.41	—	(4.95)	—	(4.95)	27.09	1.25	1.59	(0.87)	22	7.96	0

Carillon Reams Core Bond Fund
Class A*
11/01/19	10/31/20	12.02	0.12	1.40	1.52	(0.16)	(0.24)	—	(0.40)	13.14	0.80	1.03	0.93	549	12.94	4
11/01/18	10/31/19	11.03	0.22	0.99	1.21	(0.22)	—	—	(0.22)	12.02	0.80	1.20	1.85	409	11.12	1
11/20/17	10/31/18	11.42	0.20	(0.40)	(0.20)	(0.19)	—	—	(0.19)	11.03	0.80	1.16	1.88	278	(1.78)	1
Class C*
11/01/19	10/31/20	12.01	(0.02)	1.44	1.42	(0.08)	(0.24)	—	(0.32)	13.11	1.55	1.72	(0.14)	549	12.09	11
11/01/18	10/31/19	11.02	0.13	0.99	1.12	(0.13)	—	—	(0.13)	12.01	1.55	2.00	1.09	409	10.25	1
11/20/17	10/31/18	11.42	0.12	(0.40)	(0.28)	(0.12)	—	—	(0.12)	11.02	1.55	1.99	1.11	278	(2.43)	0
Class I*
11/01/19	10/31/20	12.04	0.15	1.41	1.56	(0.20)	(0.24)	—	(0.44)	13.16	0.40	0.76	1.19	549	13.35	552
11/01/18	10/31/19	11.04	0.26	1.01	1.27	(0.27)	—	—	(0.27)	12.04	0.40	0.98	2.28	409	11.64	105
11/01/17	10/31/18	11.40	0.24	(0.38)	(0.14)	(0.22)	—	—	(0.22)	11.04	0.40	0.87	2.12	278	(1.23)	105
07/01/17	10/31/17	11.37	0.07	0.03	0.10	(0.07)	—	—	(0.07)	11.40	0.40	0.69	1.65	126	0.85	141
07/01/16	06/30/17	11.90	0.15	(0.24)	(0.09)	(0.19)	(0.25)	—	(0.44)	11.37	0.40	0.66	1.30	390	(0.71)	166
07/01/15	06/30/16	11.42	0.18	0.49	0.67	(0.19)	—	—	(0.19)	11.90	0.40	0.62	1.62	453	6.00	204
Class R-3*
11/01/19	10/31/20	12.03	0.08	1.40	1.48	(0.12)	(0.24)	—	(0.36)	13.15	1.05	1.59	0.59	549	12.63	0
11/01/18	10/31/19	11.04	0.19	0.99	1.18	(0.19)	—	—	(0.19)	12.03	1.05	1.97	1.61	409	10.82	0
11/20/17	10/31/18	11.42	0.16	(0.38)	(0.22)	(0.16)	—	—	(0.16)	11.04	1.05	2.02	1.51	278	(1.96)	0
Class R-5*
11/01/19	10/31/20	12.04	0.17	1.38	1.55	(0.19)	(0.24)	—	(0.43)	13.16	0.50	1.25	1.36	549	13.23	0
11/01/18	10/31/19	11.05	0.25	1.00	1.25	(0.26)	—	—	(0.26)	12.04	0.50	1.46	2.17	409	11.42	0
11/20/17	10/31/18	11.42	0.22	(0.38)	(0.16)	(0.21)	—	—	(0.21)	11.05	0.50	1.52	2.06	278	(1.40)	0
Class R-6*
11/01/19	10/31/20	12.04	0.12	1.44	1.56	(0.20)	(0.24)	—	(0.44)	13.16	0.40	0.72	0.92	549	13.35	1
11/01/18	10/31/19	11.05	0.26	1.00	1.26	(0.27)	—	—	(0.27)	12.04	0.40	1.46	2.26	409	11.53	0
11/20/17	10/31/18	11.42	0.23	(0.38)	(0.15)	(0.22)	—	—	(0.22)	11.05	0.40	1.52	2.16	278	(1.32)	0
Class Y*
11/01/19	10/31/20	12.03	0.07	1.45	1.52	(0.16)	(0.24)	—	(0.40)	13.15	0.80	0.98	0.55	549	12.96	57
11/01/18	10/31/19	11.04	0.22	0.99	1.21	(0.22)	—	—	(0.22)	12.03	0.80	1.26	1.89	409	11.09	1
11/01/17	10/31/18	11.40	0.19	(0.37)	(0.18)	(0.18)	—	—	(0.18)	11.04	0.80	1.19	1.71	278	(1.60)	2
07/01/17	10/31/17	11.37	0.05	0.03	0.08	(0.05)	—	—	(0.05)	11.40	0.80	1.00	1.25	126	0.71	3
07/01/16	06/30/17	11.90	0.10	(0.24)	(0.14)	(0.14)	(0.25)	—	(0.39)	11.37	0.79	0.97	0.91	390	(1.09)	3
07/01/15	06/30/16	11.42	0.15	0.49	0.64	(0.16)	—	—	(0.16)	11.90	0.75	0.97	1.27	453	5.63	4

Carillon Reams Core Plus Bond Fund
Class A*
11/01/19	10/31/20	33.43	0.40	3.99	4.39	(0.64)	(0.61)	—	(1.25)	36.57	0.80	0.90	1.09	559	13.56	6
11/01/18	10/31/19	30.44	0.58	3.01	3.59	(0.60)	—	—	(0.60)	33.43	0.80	0.98	1.79	413	11.89	0
11/20/17	10/31/18	31.76	0.54	(1.36)	(0.82)	(0.50)	—	—	(0.50)	30.44	0.80	0.97	1.85	292	(2.60)	0
Class C*
11/01/19	10/31/20	33.38	0.11	4.06	4.17	(0.39)	(0.61)	—	(1.00)	36.55	1.55	1.66	0.30	559	12.84	5
11/01/18	10/31/19	30.41	0.34	3.00	3.34	(0.37)	—	—	(0.37)	33.38	1.55	1.78	1.05	413	11.06	0
11/20/17	10/31/18	31.76	0.32	(1.36)	(1.04)	(0.31)	—	—	(0.31)	30.41	1.55	1.85	1.09	292	(3.31)	0
Class I*
11/01/19	10/31/20	33.45	0.60	3.96	4.56	(0.76)	(0.61)	—	(1.37)	36.64	0.40	0.65	1.72	559	14.11	1,132
11/01/18	10/31/19	30.46	0.72	2.99	3.71	(0.72)	—	—	(0.72)	33.45	0.40	0.66	2.23	413	12.32	635
11/01/17	10/31/18	31.74	0.66	(1.34)	(0.68)	(0.60)	—	—	(0.60)	30.46	0.40	0.60	2.11	292	(2.17)	607
07/01/17	10/31/17	31.64	0.16	0.11	0.27	(0.16)	—	(0.01)	(0.17)	31.74	0.40	0.58	1.53	123	0.85	741
07/01/16	06/30/17	32.98	0.42	(0.51)	(0.09)	(0.52)	(0.73)	—	(1.25)	31.64	0.40	0.59	1.32	433	(0.18)	784
07/01/15	06/30/16	32.27	0.60	1.14	1.74	(0.56)	(0.47)	—	(1.03)	32.98	0.40	0.55	1.87	480	5.53	844

The accompanying notes are an integral part of the financial statements.	51

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Reams Core Plus Bond Fund (cont’d)
Class R-3*
11/01/19	10/31/20	$33.43	$0.37	$3.97	$4.34	$(0.54)	$(0.61)	$—	$(1.15)	$36.62	1.05	1.55	1.06	559	13.40	$0
11/01/18	10/31/19	30.44	0.50	3.00	3.50	(0.51)	—	—	(0.51)	33.43	1.05	1.68	1.57	413	11.60	0
11/20/17	10/31/18	31.76	0.45	(1.34)	(0.89)	(0.43)	—	—	(0.43)	30.44	1.05	1.77	1.51	292	(2.84)	0
Class R-5*
11/01/19	10/31/20	33.45	0.59	3.95	4.54	(0.73)	(0.61)	—	(1.34)	36.65	0.50	1.08	1.68	559	14.03	0
11/01/18	10/31/19	30.46	0.68	3.00	3.68	(0.69)	—	—	(0.69)	33.45	0.50	1.18	2.12	413	12.20	0
11/20/17	10/31/18	31.76	0.61	(1.34)	(0.73)	(0.57)	—	—	(0.57)	30.46	0.50	1.27	2.07	292	(2.31)	0
Class R-6*
11/01/19	10/31/20	33.45	0.59	3.98	4.57	(0.76)	(0.61)	—	(1.37)	36.65	0.40	0.93	1.63	559	14.14	0
11/01/18	10/31/19	30.46	0.71	3.00	3.71	(0.72)	—	—	(0.72)	33.45	0.40	1.18	2.22	413	12.32	0
11/20/17	10/31/18	31.76	0.64	(1.34)	(0.70)	(0.60)	—	—	(0.60)	30.46	0.40	1.27	2.17	292	(2.23)	0
Class Y*
11/01/19	10/31/20	33.43	0.43	3.98	4.41	(0.63)	(0.61)	—	(1.24)	36.60	0.80	0.93	1.18	559	13.64	99
11/01/18	10/31/19	30.44	0.59	2.99	3.58	(0.59)	—	—	(0.59)	33.43	0.80	0.97	1.84	413	11.87	14
11/01/17	10/31/18	31.73	0.53	(1.34)	(0.81)	(0.48)	—	—	(0.48)	30.44	0.80	0.96	1.70	292	(2.56)	17
07/01/17	10/31/17	31.63	0.12	0.10	0.22	(0.11)	—	(0.01)	(0.12)	31.73	0.80	0.93	1.13	123	0.71	28
07/01/16	06/30/17	32.97	0.30	(0.51)	(0.21)	(0.39)	(0.74)	—	(1.13)	31.63	0.78	0.91	0.94	433	(0.57)	30
07/01/15	06/30/16	32.27	0.48	1.14	1.62	(0.45)	(0.47)	—	(0.92)	32.97	0.74	0.89	1.53	480	5.16	82

Carillon Reams Unconstrained Bond Fund
Class A*
11/01/19	10/31/20	12.13	0.19	0.76	0.95	(0.27)	—	—	(0.27)	12.81	0.80	1.09	1.56	435	7.97	1
11/01/18	10/31/19	11.45	0.21	0.69	0.90	(0.22)	—	—	(0.22)	12.13	0.80	1.14	1.74	289	7.92	0
11/20/17	10/31/18	11.83	0.21	(0.41)	(0.20)	(0.18)	—	—	(0.18)	11.45	0.80	1.20	1.85	139	(1.71)	0
Class C*
11/01/19	10/31/20	12.10	0.10	0.77	0.87	(0.18)	—	—	(0.18)	12.79	1.55	1.88	0.77	435	7.25	2
11/01/18	10/31/19	11.42	0.11	0.71	0.82	(0.14)	—	—	(0.14)	12.10	1.55	1.96	0.92	289	7.19	0
11/20/17	10/31/18	11.83	0.11	(0.41)	(0.30)	(0.11)	—	—	(0.11)	11.42	1.55	2.42	0.99	139	(2.55)	0
Class I*
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	—	(0.30)	12.81	0.50	0.85	1.86	435	8.36	878
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	—	(0.25)	12.12	0.50	0.85	2.07	289	8.31	907
11/01/17	10/31/18	11.85	0.22	(0.43)	(0.21)	(0.21)	—	—	(0.21)	11.43	0.50	0.83	1.90	139	(1.79)	1,183
07/01/17	10/31/17	11.83	0.04	0.02	0.06	(0.04)	—	—	(0.04)	11.85	0.50	0.80	1.00	83	0.48	1,521
07/01/16	06/30/17	11.70	0.10	0.15	0.25	(0.12)	—	—	(0.12)	11.83	0.50	0.80	0.86	370	2.15	1,475
07/01/15	06/30/16	11.32	0.21	0.27	0.48	(0.10)	—	—	(0.10)	11.70	0.50	0.82	1.88	615	4.28	1,281
Class R-3*
11/01/19	10/31/20	12.11	0.16	0.78	0.94	(0.24)	—	—	(0.24)	12.81	1.05	1.81	1.32	435	7.85	0
11/01/18	10/31/19	11.43	0.18	0.69	0.87	(0.19)	—	—	(0.19)	12.11	1.05	1.80	1.51	289	7.63	0
11/20/17	10/31/18	11.83	0.15	(0.39)	(0.24)	(0.16)	—	—	(0.16)	11.43	1.05	2.25	1.40	139	(2.09)	0
Class R-5*
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	—	(0.30)	12.81	0.50	1.30	1.87	435	8.36	0
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	—	(0.25)	12.12	0.50	1.37	2.06	289	8.31	0
11/20/17	10/31/18	11.83	0.21	(0.40)	(0.19)	(0.21)	—	—	(0.21)	11.43	0.50	1.45	1.95	139	(1.62)	0
Class R-6*
11/01/19	10/31/20	12.12	0.24	0.77	1.01	(0.32)	—	—	(0.32)	12.81	0.40	0.76	1.97	435	8.47	43
11/01/18	10/31/19	11.43	0.26	0.69	0.95	(0.26)	—	—	(0.26)	12.12	0.40	0.76	2.17	289	8.42	34
11/20/17	10/31/18	11.83	0.25	(0.43)	(0.18)	(0.22)	—	—	(0.22)	11.43	0.40	0.76	2.32	139	(1.53)	29
Class Y*
11/01/19	10/31/20	12.18	0.19	0.78	0.97	(0.27)	—	—	(0.27)	12.88	0.80	1.15	1.55	435	8.07	25
11/01/18	10/31/19	11.49	0.21	0.69	0.90	(0.21)	—	—	(0.21)	12.18	0.80	1.15	1.77	289	7.93	23
11/01/17	10/31/18	11.90	0.18	(0.41)	(0.23)	(0.18)	—	—	(0.18)	11.49	0.80	1.14	1.58	139	(1.97)	37
07/01/17	10/31/17	11.88	0.03	0.02	0.05	(0.03)	—	—	(0.03)	11.90	0.80	1.07	0.69	83	0.38	71
07/01/16	06/30/17	11.75	0.07	0.14	0.21	(0.08)	—	—	(0.08)	11.88	0.80	1.09	0.56	370	1.78	99
07/01/15	06/30/16	11.30	0.13	0.32	0.45	—	—	—	—	11.75	0.79	1.11	1.59	615	3.98	92
* Per share amounts have been calculated using the daily average share method.

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(d) Per share amount is less than $0.005.

52	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

10.31.2020

NOTE 1  |  Organization and investment objective  |  Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in the following series (each a “Fund” and collectively the “Funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower” or “Manager”):

•	Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation,
•	Carillon ClariVest International Stock Fund (“International Stock Fund”) seeks capital appreciation,
•	Carillon Cougar Tactical Allocation Fund* (“Tactical Allocation Fund”) seeks long-term capital appreciation,
•	Carillon Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income,
•	Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Scout International Fund (“International Fund”) seeks long-term growth of capital and income,
•	Carillon Scout Mid Cap Fund (“Mid Cap Fund”) seeks long-term growth of capital,
•	Carillon Scout Small Cap Fund (“Small Cap Fund”) seeks long-term growth of capital,
•	Carillon Reams Core Bond Fund (“Core Bond Fund”) seeks a high level of total return consistent with the preservation of capital,
•	Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund”) seeks a high level of total return consistent with the preservation of capital, and
•	Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund”) seeks to maximize total return consistent with the preservation of capital.

* Tactical Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing its assets primarily in exchange-traded funds (“ETFs”).

Class offerings   |  As of October 31, 2020, each Fund was authorized and offered Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y shares to qualified buyers.

•

For all Funds except the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•

Class C shares are sold subject to a CDSC of 1.00% of the lower of NAV or purchase price if redeemed less than one year after purchase. Class C shares automatically convert to Class A shares for all purchases that have surpassed their 10-year anniversary date.

•	Class I, Class R-3, Class R-5, Class R-6 and Class Y shares are each sold without a front-end sales charge or a CDSC.

NOTE 2  |  Significant accounting policies  |  The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. GAAP.

Use of estimates  |  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. Each Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. ET). A Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific or vendor specific events occurred after the security halted trading; or
•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events that may cause the last market quotation to be unreliable include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Trust’s Board of Trustees (“Board”). The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

53

Notes to Financial Statements

10.31.2020

Pursuant to the Procedures, and subject to the Board’s oversight, Carillon Tower has established a Valuation Committee (“Valuation Committee”), comprised of certain officers of the Trust and other employees of Carillon Tower, to carry out various functions associated with properly valuing securities in the Funds’ portfolios. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon Tower checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon Tower compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon Tower documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each Fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less), and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and Options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2020, only the Core Plus Bond Fund and Unconstrained Bond Fund held futures. None of the Funds held options during the fiscal year ended October 31, 2020.

•

Credit default swaps  |  Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2020, only the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund held credit default swaps.

•

Forward contracts  |  Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2020 only the Core Plus Bond Fund and Unconstrained Bond Fund held forwards.

•

Investment companies and exchange-traded funds (ETFs)  |  Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

54

Notes to Financial Statements

10.31.2020

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2020:

	Level 1	Level 2	Level 3

Capital Appreciation Fund
Common stocks (a)	$461,991,825	$—	$—
Total investment portfolio	$461,991,825	$—	$—

International Stock Fund
Common stocks (a):
Australia	$—	$555,348	$—
Austria	—	79,908	—
Belgium	—	53,214	—
Denmark	—	226,726	—
France	22,025	568,235	—
Germany	—	610,087	—
Hong Kong	—	101,224	—
Israel	61,040	—	—
Italy	—	156,259	—
Japan	—	2,514,368	—
Netherlands	—	748,332	—
New Zealand	—	21,237	—
Norway	—	14,045	—
Singapore	—	15,458	—
Spain	—	158,540	—
Sweden	—	135,494	—
Switzerland	—	833,973	—
United Kingdom	41,959	1,119,929	—
Preferred stocks	—	126,418	—
Exchange traded funds	135,058	—	—
Total investment portfolio	$260,082	$8,038,795	$—

Tactical Allocation Fund
Exchange traded funds	$22,614,985	$—	$—
Total investment portfolio	$22,614,985	$—	$—

Growth & Income Fund
Common stocks (a)	$725,142,111	$—	$—
Total investment portfolio	$725,142,111	$—	$—

Mid Cap Growth Fund
Common stocks (a)	$6,603,146,478	$—	$—
Money market funds	39,982,175	—	—
Total investment portfolio	$6,643,128,653	$—	$—

	Level 1	Level 2	Level 3

Small Cap Growth Fund
Common stocks (a)	$2,883,926,697	$—	$—
Money market funds	36,996,165	—	—
Total investment portfolio	$2,920,922,862	$—	$—

International Fund
Common stocks (a):
Australia	$5,561,420	$12,503,130	$—
Canada	16,124,483	—	—
Denmark	6,804,541	—	—
France	—	43,760,659	—
Germany	11,982,188	30,556,154	—
Hong Kong	—	4,620,316	—
Ireland	5,791,432	5,986,394	—
Japan	—	67,202,945	—
Mexico	20,913,042	—	—
Norway	—	8,103,089	—
Singapore	—	13,914,242	—
South Africa	—	9,570,696	—
Spain	—	6,661,604	—
Sweden	—	13,606,798	—
Switzerland	13,647,867	32,664,514	—
Taiwan	—	13,949,339	—
Turkey	—	3,441,415	—
United Kingdom	22,531,897	33,582,126	—
United States	21,818,017	—	—
Preferred stocks:
Colombia	7,255,244	—	—
Germany	7,422,392	6,863,234	—
Money market funds	4,989,907	—	—
Total investment portfolio	$144,842,430	$306,986,655	$—

Mid Cap Fund
Common stocks (a)	$2,783,448,323	$—	$—
Money market funds	1,405,351	—	—
Total investment portfolio	$2,784,853,674	$—	$—

55

Notes to Financial Statements

10.31.2020

	Level 1	Level 2	Level 3

Small Cap Fund
Common stocks (a)	$294,032,214	$—	$—
Money market funds	9,397,104	—	—
Total investment portfolio	$303,429,318	$—	$—

Core Bond Fund
Corporate bonds (a)	$—	$199,856,818	$—
Mortgage and asset-backed securities	—	181,346,249	—
Foreign government bonds	—	4,788,502	—
U.S. Treasuries	—	118,841,692	—
Short-term investments	—	128,084,550	—
Total investment portfolio	$—	$632,917,811	$—
Credit default swaps	$—	$1,392,791	$—

Core Plus Bond Fund
Corporate bonds (a)	$—	$471,571,883	$—
Mortgage and asset-backed securities	—	366,882,895	—
Foreign government bonds	—	12,165,470	—
U.S. Treasuries	—	223,569,327	—
Short-term investments	—	216,256,922	—
Total investment portfolio	$—	$1,290,446,497	$—
Credit default swaps	$—	$3,130,374	$—
Forward contracts (b)	$—	$9,751	$—

	Level 1	Level 2	Level 3

Unconstrained Bond Fund
Corporate bonds (a)	$—	$436,740,157	$—
Mortgage and asset-backed securities	—	161,616,301	—
Foreign government bonds	—	8,664,837	—
U.S. Treasuries	—	61,961,363	—
Short-term investments	—	150,694,187	—
Total investment portfolio	$—	$819,676,845	$—
Futures contracts - short (b)	$1,142,829	$—	$—
Credit default swaps	$—	$5,734,808	$—
Forward contracts (b)	$—	$(329,570)	$—

(a) Please see the investment portfolio for details.

(b) Amounts presented for Futures Contracts and Forward Contracts represent total unrealized appreciation (depreciation) as of the date of this report.

At October 31, 2020, the Funds did not hold any Level 3 investments.

Derivatives  |  The following disclosure provides certain information about the Funds’ derivative and hedging activities.

•

Forward currency contracts  |  Each of the Funds’ policies, except Small Cap Growth, Core Bond, International, Mid Cap, and Small Cap, permit the Funds to enter into forward currency contracts (“forward contracts”) for hedging (such as to hedge the impact of adverse changes in the relationships between the US dollar and various foreign currencies), including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging, or for any other lawful purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. Details of Forward Contracts, if any, at period end are included in the Investment Portfolios under the caption “Forward Contracts.” Refer to Note 6 for additional information.

•

Credit default swap contracts  |  The International Stock, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a relatively efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional value”), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional value of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for

56

Notes to Financial Statements

10.31.2020

a sale contract is limited to the notional value of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. Details of swap contracts, if any, at period end are included in the Investment Portfolios under the caption “Swap Contracts.” Refer to Note 6 for additional information.

•

Futures contracts  |  Each of the Funds’ policies, except Small Cap Growth, International, Mid Cap, and Small Cap, permit the Funds to enter into futures contracts (“Futures”), including interest rate, bond, U.S. Treasury and fixed income index Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it. When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Manager and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss. The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Details of futures contracts, if any, at period end are included in the Investment Portfolios under the caption “Futures Contracts.” Refer to Note 6 for additional information.

During the fiscal year ended October 31, 2020, the average of month-end derivative positions (notional value in U.S. dollars) were as follows:

	Credit Default Swap Contracts (Sell Protection)	Futures Contracts - Long	Futures Contracts - Short	Forward Contracts - USD Received	Forward Contracts - USD Delivered
Core Bond Fund	$44,310,769	$—	$—	$—	$—
Core Plus Bond Fund	119,604,046	—	(14,616,130)	—	9,844,061
Unconstrained Bond Fund	214,836,623	4,711,604	(368,174,459)	15,435,211	46,525,462

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

To-Be-Announced Securities  |  The Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash, or cash equivalents, set aside in an amount equal to the price of the Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” liquid securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.

57

Notes to Financial Statements

10.31.2020

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2020, none of the Funds held any repurchase agreements.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds record such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it and certain other expenses which are allocated proportionately among the Carillon Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class of shares. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Segregation and Collateralization  |  In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., forward currency contracts, securities with extended settlement periods, futures and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker- dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Distributions  |  Each Fund, except the Growth & Income Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, distributes net investment income annually. Distributions of net investment income are made quarterly in the Growth & Income Fund and monthly in the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable Fund, will be distributed to shareholders annually in the following fiscal year. If a fund is involved in a reorganization wherein it acquires the net assets of another fund, or has its net assets acquired by another fund, a separate and additional distribution of net investment income and/or net realized gains may be made prior to such reorganization. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Distributions made to shareholders from earnings were as follows:

Distributions from earnings		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	11/1/19 to 10/31/20	$2,779,700	$292,099	$6,162,243	$10,905	$132,614	$26,866	$213
	11/1/18 to 10/31/19	14,814,793	2,225,038	17,013,818	121,423	617,839	3,552,644	842
International Stock Fund	11/1/19 to 10/31/20	83,026	31,319	127,407	18,661	86	3,942	174
	11/1/18 to 10/31/19	62,730	6,585	143,217	10,790	55	2,790	527
Tactical Allocation Fund	11/1/19 to 10/31/20	15,097	9,536	311,827	104	522	182	113
	11/1/18 to 10/31/19	63,410	72,560	832,642	389	1,386	464	420
Growth & Income Fund	11/1/19 to 10/31/20	8,045,684	5,375,008	24,920,788	72,126	260,361	113,056	4,944
	11/1/18 to 10/31/19	13,263,144	11,192,138	28,892,434	159,383	93,954	4,010,119	6,433
Mid Cap Growth Fund	11/1/19 to 10/31/20	16,175,457	3,914,655	28,228,453	987,471	16,305,816	57,676,770	81,660
	11/1/18 to 10/31/19	17,751,954	4,769,705	28,112,071	1,165,639	18,599,152	45,228,966	9,464
Small Cap Growth Fund	11/1/19 to 10/31/20	25,518,949	6,601,964	62,069,451	4,391,236	21,928,897	127,210,225	755
	11/1/18 to 10/31/19	96,913,223	27,054,499	230,547,503	15,646,019	73,349,310	375,763,465	14,071
International Fund	11/1/19 to 10/31/20	71,457	12,118	54,142,906	730	789	277,069	853
	11/1/18 to 10/31/19	39,756	6,071	78,820,675	851	906	280,424	932

58

Notes to Financial Statements

10.31.2020

Distributions from earnings (cont’d)		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Mid Cap Fund	11/1/19 to 10/31/20	$127,632	$15,137	$20,175,464	$10,274	$16,330	$781,591	$122,685
	11/1/18 to 10/31/19	691,968	704,999	169,659,120	105,258	50,544	2,868,920	179,981
Small Cap Fund	11/1/19 to 10/31/20	479,806	290,056	11,618,569	9,420	2,651	231,607	3,851
	11/1/18 to 10/31/19	32,573	27,569	585,642	650	134	11,144	212
Core Bond Fund	11/1/19 to 10/31/20	41,162	20,471	5,020,464	331	393	1,200	107,072
	11/1/18 to 10/31/19	17,697	5,896	2,406,030	174	233	243	33,120
Core Plus Bond Fund	11/1/19 to 10/31/20	22,582	14,683	26,709,683	386	446	552	809,090
	11/1/18 to 10/31/19	5,088	3,282	14,048,025	165	223	233	286,358
Unconstrained Bond Fund	11/1/19 to 10/31/20	12,547	9,083	21,059,512	208	271	945,384	448,746
	11/1/18 to 10/31/19	4,566	1,157	23,194,466	160	218	970,353	494,618

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  During the fiscal year ended October 31, 2020, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Purchases	$151,688,449	$5,372,886	$15,093,303	$303,445,009	$1,600,932,462	$700,781,081
Sales	334,268,968	7,884,267	17,044,047	364,511,060	2,019,496,419	2,511,885,877
	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Purchases	$117,551,051	$2,842,755,799	$66,031,722	$1,110,796,751	$2,927,712,158	$1,860,385,317
Purchases - U.S. Treasury securities	—	—	—	489,035,106	1,474,140,797	1,015,148,283
Sales	285,705,203	3,111,060,615	117,064,935	807,186,002	2,527,153,738	1,761,662,245
Sales - U.S. Treasury securities	—	—	—	450,430,563	1,619,515,295	1,129,400,679

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60 0.55	% %
International Stock Fund	All assets	0.70%
Tactical Allocation Fund	All assets	0.57%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60 0.45 0.40	% % %

Investment advisory fee rate schedule (cont’d)	Breakpoint	Investment advisory fee
Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60 0.55 0.50	% % %
International Fund, Mid Cap Fund	First $1 billion Over $1 billion	0.80 0.70	% %
Core Bond Fund, Core Plus Bond Fund	All assets	0.40%
Unconstrained Bond Fund	First $3 billion Over $3 billion	0.60 0.55	% %

Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties (the “subadviser” or “subadvisers”) to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds. Under these agreements, Carillon Tower pays the subadvisers, each an affiliate of Carillon Tower, annualized rates identical to those disclosed in the investment advisory fee rate schedule. Carillon Tower may receive payments from the subadvisers for certain marketing and related expenses. The subadvisers for the Funds are as follows:

•	ClariVest Asset Management LLC (“ClariVest”) serves as subadviser for the Capital Appreciation Fund and the International Stock Fund,
•	Cougar Global Investments Limited serves as subadviser for the Tactical Allocation Fund,
•	Eagle Asset Management, Inc. serves as subadviser for the Growth & Income Fund, Mid Cap Growth Fund, and Small Cap Growth Fund, and
•	Scout Investments, Inc. (“Scout”) serves as subadviser for the International Fund, Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund.

Administrative fees  |  For administrative services provided by the Manager, each Fund has agreed to pay an administrative rate of 0.10% of the average daily net assets of all share classes.

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Notes to Financial Statements

10.31.2020

Distribution and service fees  |  Pursuant to the Class A, Class C, Class R-3 and Class Y Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Carillon Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Carillon Series Trust, except the Capital Appreciation Fund and the Growth & Income Fund, is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and service fees of 1.00% for Class C shares, 0.50% for Class R-3 shares, and 0.25% for Class Y shares. The Funds do not incur any distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.

Sales charges  |  During the fiscal year ended October 31, 2020, total front-end sales charges and contingent deferred sales charges (“CDSC”) paid to the Distributor were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Front-end sales charges - Class A	$46,377	$1,271	$2,718	$117,863	$177,168	$56,856
CDSC - Class A	—	—	—	—	—	—
CDSC - Class C	288	62	—	9,055	411	1,062

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Front-end sales charges - Class A	$4,163	$42,272	$6,122	$22,664	$36,379	$5,954
CDSC - Class A	—	—	—	—	—	—
CDSC - Class C	—	939	—	30	4	6

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  During the fiscal year ended October 31, 2020, total agency brokerage commissions paid and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Total agency brokerage commissions	$91,644	$6,631	$5,011	$159,752	$1,215,905	$1,668,663
Paid to RJA	—	—	—	—	59,145	160,202

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Total agency brokerage commissions	$380,192	$2,392,431	$111,062	$—	$11,382	$76,141
Paid to RJA	—	—	—	—	—	—

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Transactions with affiliates  |  An issuer in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer is an “affiliated” issuer as defined in the 1940 Act. A schedule of Small Cap Growth Fund’s investments in securities of affiliated issuers is set forth below:

	Value at 10/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Dividend Income	Shares owned at 10/31/20
Everi Holdings, Inc.*	$45,437,620	$5,676,892	$(9,049,945)	$(1,220,468)	$(6,603,334)	$34,240,765	$—	3,976,860
MarineMax, Inc.	28,762,570	—	(16,323,842)	2,830,090	21,023,921	36,292,739	—	1,210,565
Universal Electronics, Inc.	78,320,567	—	(10,454,576)	(6,410,707)	(15,372,212)	46,083,072	—	1,243,472

Total	$152,520,757	$5,676,892	$(35,828,363)	$(4,801,085)	$(951,625)	$116,616,576	$—

* This security is no longer an affiliate of the Fund as of the date of this report. Net change in unrealized appreciation (depreciation) on investments—affiliated per the Statements of Operations differs from the amount shown above due to this. The amount shown on the Statements of Operations includes a change in unrealized appreciation (depreciation) of $(21,202,260) from this security which was the entire amount of the unrealized appreciation of Everi Holdings, Inc. as of 10/31/19.

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Notes to Financial Statements

10.31.2020

Expense limitations  |  Carillon Tower has contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds through February 28, 2021 to the extent that the annual operating expense ratio for each class of shares exceeds the following annualized ratios as a percentage of the average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	1.00%	1.75%	0.70%	1.25%	0.70%	0.60%	1.00%
International Stock Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Tactical Allocation Fund	1.17%	1.92%	0.87%	1.42%	0.87%	0.77%	1.17%
Growth & Income Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Small Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
International Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Mid Cap Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Small Cap Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Core Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Core Plus Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Unconstrained Bond Fund	0.80%	1.55%	0.50%	1.05%	0.50%	0.40%	0.80%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed 11/1/19 to 10/31/20	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$441,570	$106,153	$7,997	$286,809	$1,114	$6,280	$7,521	$79
International Stock Fund	326,891	6,501	4,550	9,750	2,253	73	456	88
Tactical Allocation Fund	261,758	1,950	2,304	33,920	70	87	83	83
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	48
International Fund	—	117	81	—	47	52	—	79
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	262	65	265	—
Core Bond Fund	456,016	479	440	453,796	64	65	201	4,989
Core Plus Bond Fund	525,670	341	703	1,358,670	61	64	95	28,254
Unconstrained Bond Fund	2,259,763	244	613	843,029	59	64	40,119	20,978

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Carillon Tower prior to their expiration date. Any previously waived and/or reimbursed fees and expenses are recoverable by Carillon Tower only from the same class of shares and within two years from the Fund’s fiscal year-end during which the fees and expenses were originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Carillon Tower within the following two fiscal years when fees and expenses in the current fiscal year fall below the lesser of the current expense cap or the expense cap in effect at the time of the waiver and/or reimbursement. Carillon Tower receives payments from ClariVest and Scout for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to ClariVest and Scout any recoupment that Carillon Tower receives from the Funds. The following tables show the amounts that Carillon Tower may be allowed to recover by class of shares and the dates that these amounts will expire:

Recoverable expenses - 10/31/2022	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$441,570	$106,153	$7,997	$286,809	$1,114	$6,280	$7,521	$79
International Stock Fund	326,891	6,501	4,550	9,750	2,253	73	456	88
Tactical Allocation Fund	261,758	1,950	2,304	33,920	70	87	83	83
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	48
International Fund	—	117	81	—	47	52	—	79

61

Notes to Financial Statements

10.31.2020

Recoverable expenses - 10/31/2022 (cont’d)	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Mid Cap Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Small Cap Fund	—	—	—	—	262	65	265	—
Core Bond Fund	456,016	479	440	453,796	64	65	201	4,989
Core Plus Bond Fund	525,670	341	703	1,358,670	61	64	95	28,254
Unconstrained Bond Fund	2,259,763	244	613	843,029	59	64	40,119	20,978

Recoverable expenses - 10/31/2021	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$448,383	$82,911	$10,397	$296,016	$2,680	$8,041	$44,904	$70
International Stock Fund	338,713	6,893	4,245	12,210	2,140	78	431	118
Tactical Allocation Fund	271,104	1,740	2,518	30,113	72	121	85	84
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	56
International Fund	—	548	29	—	45	49	—	74
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	150	25	—	—
Core Bond Fund	364,609	520	557	237,974	60	65	75	2,052
Core Plus Bond Fund	447,010	310	491	1,183,283	59	64	74	14,732
Unconstrained Bond Fund	2,953,926	212	192	1,030,620	51	64	46,567	25,048

The Manager recovered previously waived expenses during the fiscal year ended October 31, 2020 from Class Y shares of the Small Cap Fund in the amount of $3. The Manager did not recover any other previously waived expenses during the fiscal year ended October 31, 2020.

Trustees and officers compensation  |  Each Trustee of the Carillon Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds. Certain officers of the Carillon Family of Funds may also be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Carillon Family of Funds.

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2017 to October 31, 2020 for all Funds except for the International Fund, Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund which have open tax years ended June 30, 2017 and October 31, 2017 to October 31, 2020) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal periods indicated were as follows:

		Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Ordinary Income	11/1/19 to 10/31/20	$2,454,852	$264,615	$310,398	$15,572,999	$—	$—
	11/1/18 to 10/31/19	1,421,956	226,694	240,950	15,033,842	11,158,308	—
Long-term capital gain	11/1/19 to 10/31/20	6,949,788	—	26,983	23,218,968	123,370,282	247,721,477
	11/1/18 to 10/31/19	36,924,441	—	730,321	42,583,763	104,478,643	819,288,090

62

Notes to Financial Statements

10.31.2020

		International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Ordinary Income	11/1/19 to 10/31/20	$13,600,132	$19,015,277	$—	$5,191,093	$27,557,422	$22,475,751
	11/1/18 to 10/31/19	32,961,534	11,985,517	370,922	2,463,393	14,343,374	24,665,538
Long-term capital gain	11/1/19 to 10/31/20	40,905,790	2,233,836	12,635,960	—	—	—
	11/1/18 to 10/31/19	46,188,081	162,275,273	287,002	—	—	—

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses not utilized, foreign currency transactions, return of capital distributions from REITs, return of capital distributions from non-REITs, paydowns on debt securities, sales adjustments due to passive foreign investment companies, and investments in swaps. The reclassifications were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Paid-in capital	$1	$(1)	$—	$—	$(8,792,750)	$(33,244,815)
Total distributable earnings (loss)	(1)	1	—	—	8,792,750	33,244,815

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Paid-in capital	$—	$—	$—	$—	$—	$—
Total distributable earnings (loss)	—	—	—	—	—	—

At October 31, 2020, capital loss carryforwards and late year loss deferrals are as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Capital loss carryforwards utilized 11/1/19 to 10/31/20	$—	$—	$—	$—	$—	$—
Capital loss carryforwards available indefinitely at 10/31/20	—	1,221,647	172,923	—	—	—
Late year loss deferrals available at 10/31/20	—	—	—	—	15,593,897	12,442,001

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Capital loss carryforwards utilized 11/1/19 to 10/31/20	$—	$—	$—	$—	$—	$19,080,730
Capital loss carryforwards available indefinitely at 10/31/20	—	—	—	—	—	8,621,289
Late year loss deferrals available at 10/31/20	—	—	—	—	—	—

Capital loss carryforwards may be used to offset future realized gains and late year loss deferrals (net losses incurred from January 1, 2020 to October 31, 2020) may be used to offset ordinary income as of the first day of the following fiscal year.

At October 31, 2020, the components of distributable earnings (losses) on a tax basis were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Cost of investments	$235,478,774	$8,388,614	$20,906,115	$547,658,641	$4,243,905,861	$1,898,370,849
Gross unrealized appreciation	236,866,410	1,075,485	1,864,920	197,488,079	2,537,747,639	1,187,663,675
Gross unrealized depreciation	(10,353,359)	(1,165,222)	(156,050)	(20,004,609)	(138,524,847)	(165,111,662)
Net unrealized appreciation/(depreciation)	226,513,051	(89,737)	1,708,870	177,483,470	2,399,222,792	1,022,552,013
Undistributed ordinary income	1,115,870	69,602	172,735	888,594	—	—
Undistributed long-term gain	67,589,797	—	—	27,280,544	166,159,833	511,775,059
Total undistributed earnings	68,705,667	69,602	172,735	28,169,138	166,159,833	511,775,059
Other accumulated losses	(1)	(1,218,753)	(172,923)	(1,821)	(15,593,897)	(12,442,002)
Total distributable earnings (loss)	$295,218,717	$(1,238,888)	$1,708,682	$205,650,787	$2,549,788,728	$1,521,885,070

63

Notes to Financial Statements

10.31.2020

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Cost of investments	$360,866,775	$2,345,670,168	$208,275,253	$629,131,541	$1,268,109,429	$802,181,772
Gross unrealized appreciation	154,637,113	653,025,874	116,271,860	7,969,578	30,742,595	28,355,637
Gross unrealized depreciation	(63,674,803)	(213,842,368)	(21,117,795)	(2,790,517)	(5,265,402)	(4,312,497)
Net unrealized appreciation/(depreciation)	90,962,310	439,183,506	95,154,065	5,179,061	25,477,193	24,043,140
Undistributed ordinary income	—	15,891,781	6,666,284	12,587,874	53,542,456	12,760,947
Undistributed long-term gain	35,871,384	62,340,103	21,192,165	231,923	3,894,278	—
Total undistributed earnings	35,871,384	78,231,884	27,858,449	12,819,797	57,436,734	12,760,947
Other accumulated gains (losses)	55,750	10	(8,723)	—	—	(8,621,289)
Total distributable earnings (loss)	$126,889,444	$517,415,400	$123,003,791	$17,998,858	$82,913,927	$28,182,798

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses from wash sales and differences in the accounting treatment for non-REIT returns of capital, investments in passive foreign investment companies and swaps.

NOTE 6  |  Other Derivative Information  |  At October 31, 2020, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

			Asset	Liability
	Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value Amount	Fair Value Amount
Core Bond Fund	Credit	Premiums paid - open swap contracts	$1,668,670	N/A
	Credit	Unrealized depreciation - open swap contracts	N/A	$275,879

	Total		$1,668,670	$275,879

Core Plus Bond Fund	Credit	Premiums paid - open swap contracts	$2,491,446	N/A
	Credit	Unrealized appreciation - open swap contracts	1,012,973	N/A
	Currency	Unrealized appreciation - open forward contracts	9,751	N/A
	Credit	Unrealized depreciation - open swap contracts	N/A	$374,045

	Total		$3,514,170	$374,045

Unconstrained Bond Fund	Credit	Premiums paid - open swap contracts	$4,629,605	N/A
	Credit	Unrealized appreciation - open swap contracts	1,811,077	N/A
	Interest rate	Unrealized appreciation - open futures contracts	1,142,829	N/A
	Currency	Unrealized appreciation - open forward contracts	16,850	N/A
	Credit	Unrealized depreciation - open swap contracts	N/A	$705,874
	Currency	Unrealized depreciation - open forward contracts	N/A	346,420

	Total		$7,600,361	$1,052,294

Financial Accounting Standards Board Accounting Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of October 31, 2020, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

64

Notes to Financial Statements

10.31.2020

For the fiscal year ended October 31, 2020, the effect of derivative contracts on the Funds’ Statements of Operations is as follows:

	Risk Exposure Category	Derivative Instrument	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Core Bond Fund	Credit	Swap contracts	$(600,851)	$(307,077)

	Total		$(600,851)	$(307,077)

Core Plus Bond Fund	Credit	Swap contracts	$(8,783,038)	$180,810
	Interest rate	Futures contracts	(276,241)	—
	Currency	Forward contracts	2,862,070	9,751

	Total		$(6,197,209)	$190,561

Unconstrained Bond Fund	Credit	Swap contracts	$(25,170,580)	$329,846
	Interest rate	Futures contracts	(9,158,550)	1,142,829
	Currency	Forward contracts	5,601,016	(329,570)

	Total		$(28,728,114)	$1,143,105

Refer to Note 2 for additional information regarding investments in derivatives.

NOTE 7  |  Securities lending  |  To earn additional income, each Fund may loan portfolio securities to qualified broker dealers. The primary objective of securities lending is to supplement a Fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for a Fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A Fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it may choose to do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount may be received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the funds’ securities lending agent may indemnify a Fund against that risk. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a Fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions. A Fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Each security on loan as of the date of this report is footnoted on each Fund’s Investment Portfolio, along with the total value of all securities on loan. Cash collateral received for securities on loan has been invested in the First American Government Obligations Fund Class X (the “money market fund”). The money market fund is included in each respective Fund’s Investment Portfolio and is footnoted as having been purchased with cash collateral received for securities on loan. The value of the money market fund is included as an asset on the Statements of Assets and Liabilities as part of “Investments—unaffiliated, at value.” A liability of equal value to the cash collateral received and subsequently invested in the money market fund is included on the Statements of Assets and Liabilities as “Payable for securities lending collateral received.” Income earned from securities lending, net of applicable fees, is shown on the Statement of Operations as income from “Securities lending, net.”

NOTE 8  |  Line of Credit  |  As of October 31, 2020, the Trust has a secured line of credit of up to $350,000,000 with U.S. Bank N.A, secured by a first priority lien on the Trust’s assets. Each Fund may borrow up to 33.33% of the net market value of such Fund’s assets, with the maximum aggregate limit of $350,000,000 for all Funds. Borrowings under this arrangement bear interest at U.S. Bank N.A.’s prime rate minus 1.00%, which as of October 31, 2020 was 2.25% (prime rate of 3.25% minus 1.00%). The following table shows the details of the Funds’ borrowing activity during the fiscal year ended October 31, 2020. Funds that are not listed did not utilize the line of credit during the period.

65

Notes to Financial Statements

10.31.2020

	Maximum Outstanding Balance	Average Daily Balance	Total Interest Incurred	Average Annual Interest Rate
Capital Appreciation Fund	$39,441,000	$621,183	$20,799	3.29%
International Stock Fund	234,000	7,601	215	2.78
Growth & Income Fund	3,334,000	16,658	635	3.75
Mid Cap Growth Fund	23,244,000	693,399	18,023	2.56
Small Cap Growth Fund	63,878,000	4,004,574	122,942	3.02
International Fund	5,499,000	101,008	2,669	2.60
Mid Cap Fund	11,374,000	387,689	13,603	3.45
Small Cap Fund	104,000	284	11	3.75

As of October 31, 2020, Small Cap Growth Fund had outstanding borrowings of $3,250,000 under the line of credit.

NOTE 9  |  Other Matters  |  An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. The effects may impact the value and performance of the Funds, their ability to buy and sell investments at appropriate valuations and their ability to achieve their investment objectives.

NOTE 10  |  Subsequent events  |  The Board of Trustees of Carillon Series Trust has approved a Plan of Liquidation and Dissolution upon the recommendation of Carillon Tower Advisers, Inc. (“Carillon”) pursuant to which the Carillon Cougar Tactical Allocation Fund (“Fund”) will be liquidated and terminated on or about February 28, 2021 (the “Liquidation Date”). In anticipation of the liquidation, effective on or about January 29, 2021, the Fund will be closed to new shareholders. To prepare for the liquidation, Carillon and/or Cougar Global Investments, Ltd., the Fund’s subadviser, may need to increase the portion of the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and to meet redemption requests. As a result, the Fund may no longer be pursuing its investment objective during this transition. The Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date. These distributions may be taxable events. Once the distributions are complete, the Fund will terminate.

Effective March 1, 2021, Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the International Fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class A—1.25%, Class C—2.00%, Class I—0.95%, Class R-3—1.50%, Class R-5—0.95%, Class R-6—0.85%, and Class Y—1.25%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. Additionally, the Board of Trustees has approved a reduction in the investment advisory and subadvisory fee rates payable by the International Fund to 0.70% on the first $1 billion in assets and 0.60% on amounts over $1 billion, effective March 1, 2021.

The Manager has evaluated subsequent events through December 18, 2020, the date these financial statements were issued, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

66

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Carillon Series Trust and Shareholders of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of each of the funds indicated in the table below (constituting Carillon Series Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial highlights
Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund	For each of the periods indicated therein
Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Unconstrained Bond Fund	For each of the periods indicated therein, beginning with the period ended October 31, 2017

The financial statements of Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund as of and for the year ended June 30, 2017 and the financial highlights for each of the periods ended on or prior to June 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Tampa, Florida

December 18, 2020

We have served as the auditor of one or more investment companies in Carillon Series Trust since 1985.

67

Liquidity Risk Management Program

(UNAUDITED)

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Carillon Series Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Program was formally approved by the Trust’s Board of Trustees (“Board”) at a meeting on May 17, 2019 and became effective in its entirety on June 1, 2019. The Board previously approved the designation of Carillon Tower Advisers, Inc. as Program administrator (“Administrator”). The Administrator has, in turn, established a Liquidity Risk Management Committee, which is responsible for overseeing the administration and assessing the effectiveness of the Program.

A Fund’s “liquidity risk” is the risk that a Fund could not meet redemption requests without significant dilution of the remaining shareholders’ interest in the Funds. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually, taking into consideration a variety of factors including, as applicable, the Fund’s investment strategy, liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed market conditions. Each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value.

The Program also provides for the Administrator to determine a Fund’s highly liquid investment minimum or “HLIM” if it is determined that a Fund does not primarily hold assets that are highly liquid investments. The Administrator has determined that each Fund primarily holds highly liquid investments, and, therefore is not required to establish a HLIM. In accordance with the Liquidity Rule, the Program also limits the Funds’ investments in illiquid investments to no more than 15% of a Fund’s net assets and includes procedures for in-kind redemptions.

At a meeting of the Board held on May 15, 2020, the Board received a written report (the “Report”) from the Administrator describing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from June 1, 2019 through March 31, 2020 (“Review Period”). During the Review period, each Fund held sufficient highly liquid assets to meet fund redemptions. The Report concluded that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and maintain compliance with the Liquidity Rule.

2020 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended October 31, 2020 for the Carillon Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Qualified dividend income	100.00%	100.00%	49.84%	100.00%	0.00%	0.00%
Dividends received deduction	100.00%	0.00%	40.16%	100.00%	0.00%	0.00%
Long-term capital gains	$6,949,788	$—	$26,983	$23,218,968	$123,370,282	$247,721,477

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Qualified dividend income	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Dividends received deduction	3.88%	100.00%	0.00%	0.00%	0.00%	0.00%
Long-term capital gains	$40,905,790	$2,233,836	$12,635,960	$—	$—	$—

68

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2020

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial adviser.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on May 1, 2020 and held through October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes  |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2020 through October 31, 2020 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Fund
Class A	$1,000.00	$1,176.50	$5.47	$1,020.11	$5.08	1.00%
Class C	1,000.00	1,172.20	9.56	1,016.34	8.87	1.75
Class I	1,000.00	1,178.10	3.83	1,021.62	3.56	0.70
Class R-3	1,000.00	1,175.00	6.83	1,018.85	6.34	1.25
Class R-5	1,000.00	1,178.30	3.83	1,021.62	3.56	0.70
Class R-6	1,000.00	1,178.90	3.29	1,022.12	3.05	0.60
Class Y	1,000.00	1,176.50	5.47	1,020.11	5.08	1.00

International Stock Fund
Class A	1,000.00	1,064.90	7.53	1,017.85	7.35	1.45
Class C	1,000.00	1,060.30	11.39	1,014.08	11.14	2.20
Class I	1,000.00	1,066.40	5.97	1,019.36	5.84	1.15
Class R-3	1,000.00	1,063.50	8.82	1,016.59	8.62	1.70
Class R-5	1,000.00	1,066.30	5.97	1,019.36	5.84	1.15
Class R-6	1,000.00	1,066.90	5.46	1,019.86	5.33	1.05
Class Y	1,000.00	1,065.10	7.53	1,017.85	7.35	1.45

Tactical Allocation Fund
Class A	1,000.00	1,054.00	6.04	1,019.25	5.94	1.17
Class C	1,000.00	1,049.60	9.89	1,015.48	9.73	1.92
Class I	1,000.00	1,055.90	4.50	1,020.76	4.42	0.87
Class R-3	1,000.00	1,052.10	7.32	1,018.00	7.20	1.42
Class R-5	1,000.00	1,055.20	4.49	1,020.76	4.42	0.87
Class R-6	1,000.00	1,055.80	3.98	1,021.27	3.91	0.77
Class Y	1,000.00	1,054.10	6.04	1,019.25	5.94	1.17

Growth & Income Fund
Class A	1,000.00	1,082.50	5.18	1,020.16	5.03	0.99
Class C	1,000.00	1,078.40	9.09	1,016.39	8.82	1.74
Class I	1,000.00	1,083.60	3.72	1,021.57	3.61	0.71
Class R-3	1,000.00	1,080.10	6.64	1,018.75	6.44	1.27
Class R-5	1,000.00	1,083.50	3.88	1,021.42	3.76	0.74
Class R-6	1,000.00	1,084.20	3.35	1,021.92	3.25	0.64
Class Y	1,000.00	1,081.70	5.70	1,019.66	5.53	1.09

Mid Cap Growth Fund
Class A	1,000.00	1,266.10	5.87	1,019.96	5.23	1.03
Class C	1,000.00	1,261.70	9.78	1,016.49	8.72	1.72
Class I	1,000.00	1,268.10	4.05	1,021.57	3.61	0.71
Class R-3	1,000.00	1,264.50	7.34	1,018.65	6.55	1.29
Class R-5	1,000.00	1,267.90	4.10	1,021.52	3.66	0.72
Class R-6	1,000.00	1,268.60	3.65	1,021.92	3.25	0.64
Class Y	1,000.00	1,265.70	6.26	1,019.61	5.58	1.10

69

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2020

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Small Cap Growth Fund
Class A	$1,000.00	$1,255.60	$5.95	$1,019.86	$5.33	1.05%
Class C	1,000.00	1,250.70	9.96	1,016.29	8.92	1.76
Class I	1,000.00	1,257.30	4.31	1,021.32	3.86	0.76
Class R-3	1,000.00	1,254.10	7.25	1,018.70	6.50	1.28
Class R-5	1,000.00	1,257.30	4.20	1,021.42	3.76	0.74
Class R-6	1,000.00	1,257.80	3.75	1,021.82	3.35	0.66
Class Y	1,000.00	1,254.20	7.08	1,018.85	6.34	1.25

International Fund
Class A	1,000.00	1,063.40	7.52	1,017.85	7.35	1.45
Class C	1,000.00	1,059.60	11.39	1,014.08	11.14	2.20
Class I	1,000.00	1,065.20	5.87	1,019.46	5.74	1.13
Class R-3	1,000.00	1,061.80	8.81	1,016.59	8.62	1.70
Class R-5	1,000.00	1,064.40	5.97	1,019.36	5.84	1.15
Class R-6	1,000.00	1,065.90	5.40	1,019.91	5.28	1.04
Class Y	1,000.00	1,063.10	7.52	1,017.85	7.35	1.45

Mid Cap Fund
Class A	1,000.00	1,235.70	6.97	1,018.90	6.29	1.24
Class C	1,000.00	1,231.20	11.22	1,015.08	10.13	2.00
Class I	1,000.00	1,237.20	5.40	1,020.31	4.88	0.96
Class R-3	1,000.00	1,232.90	8.76	1,017.29	7.91	1.56
Class R-5	1,000.00	1,236.60	5.62	1,020.11	5.08	1.00
Class R-6	1,000.00	1,237.50	4.95	1,020.71	4.47	0.88
Class Y	1,000.00	1,235.30	7.19	1,018.70	6.50	1.28

Small Cap Fund
Class A	1,000.00	1,209.50	6.44	1,019.30	5.89	1.16
Class C	1,000.00	1,205.40	10.48	1,015.63	9.58	1.89
Class I	1,000.00	1,211.10	5.22	1,020.41	4.77	0.94
Class R-3	1,000.00	1,207.40	8.32	1,017.60	7.61	1.50
Class R-5	1,000.00	1,211.10	5.28	1,020.36	4.82	0.95
Class R-6	1,000.00	1,211.70	4.73	1,020.86	4.32	0.85
Class Y	1,000.00	1,209.40	6.94	1,018.85	6.34	1.25

Core Bond Fund
Class A	1,000.00	1,036.00	4.09	1,021.11	4.06	0.80
Class C	1,000.00	1,032.00	7.92	1,017.34	7.86	1.55
Class I	1,000.00	1,038.70	2.05	1,023.13	2.03	0.40
Class R-3	1,000.00	1,034.60	5.37	1,019.86	5.33	1.05
Class R-5	1,000.00	1,037.40	2.56	1,022.62	2.54	0.50
Class R-6	1,000.00	1,037.90	2.05	1,023.13	2.03	0.40
Class Y	1,000.00	1,036.30	4.09	1,021.11	4.06	0.80

Core Plus Bond Fund
Class A	1,000.00	1,052.30	4.13	1,021.11	4.06	0.80
Class C	1,000.00	1,047.70	7.98	1,017.34	7.86	1.55
Class I	1,000.00	1,053.60	2.06	1,023.13	2.03	0.40
Class R-3	1,000.00	1,050.30	5.41	1,019.86	5.33	1.05
Class R-5	1,000.00	1,053.40	2.58	1,022.62	2.54	0.50
Class R-6	1,000.00	1,053.90	2.07	1,023.13	2.03	0.40
Class Y	1,000.00	1,051.60	4.13	1,021.11	4.06	0.80

Unconstrained Bond Fund
Class A	1,000.00	1,057.90	4.14	1,021.11	4.06	0.80
Class C	1,000.00	1,053.60	8.00	1,017.34	7.86	1.55
Class I	1,000.00	1,059.40	2.59	1,022.62	2.54	0.50
Class R-3	1,000.00	1,056.60	5.43	1,019.86	5.33	1.05
Class R-5	1,000.00	1,059.50	2.59	1,022.62	2.54	0.50
Class R-6	1,000.00	1,060.00	2.07	1,023.13	2.03	0.40
Class Y	1,000.00	1,058.40	4.14	1,021.11	4.06	0.80
(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (366).

70

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview.  |  At meetings held on August 13-14, 2020, the Board of Trustees (“Board” or “Trustees”) of Carillon Series Trust (“Trust”), including its independent members (the “Independent Trustees”), approved the renewal of the investment advisory agreement between Carillon Tower Advisers, Inc. (“Carillon Tower”) and the Trust, on behalf of the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreements between Carillon Tower and: (1) ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; (2) Eagle Asset Management, Inc. (“Eagle”), the subadviser to the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; (3) Cougar Global Investments Ltd. (“Cougar”), the subadviser to the Carillon Cougar Tactical Allocation Fund; and (4) Scout Investments, Inc. (“Scout”), the subadviser to the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

On an annual basis, the Board considers the renewal of the Agreements. As part of the annual renewal process, the Board took into consideration information and reports it was provided relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Carillon Tower, ClariVest, Eagle, Cougar, Scout, U.S. Bank Global Fund Services, a third party that provides sub-administration, transfer agent and fund accounting services to the Funds, and U.S. Bank National Association, which provides custody services to the Funds; information on the Funds’ performance and commentary on the performance presented by Raymond James Asset Management Services and Fund portfolio managers; presentations by Fund portfolio managers addressing, as applicable, the investment philosophy, investment strategies, personnel and operations of ClariVest, Eagle, Cougar and Scout; and compliance and financial reports concerning the Funds, as well as responses by Carillon Tower, Eagle, ClariVest, Cougar and Scout to issues raised therein. The Board also considered information on relevant developments in the mutual fund industry and how the Funds and/or Carillon Tower are responding to them.

Carillon Tower, ClariVest, Eagle, Cougar and Scout also prepared comprehensive responses to items of information requested by counsel to the Independent Trustees in letters to Carillon Tower, ClariVest, Eagle, Cougar and Scout, to assist the Board in determining whether to renew the Agreements. These responses contained substantial and detailed information regarding the Funds, Carillon Tower, ClariVest, Eagle, Cougar and Scout. The responses also included information regarding the performance of the Funds as compared to funds within their Morningstar, Inc. category (“Morningstar Category”), Broadridge, Inc. (“Broadridge”) performance universe and benchmark indices, and the Funds’ expenses relative to funds within the applicable Fund’s Broadridge expense group and expense universe. The Board posed questions to various management personnel of Carillon Tower regarding certain key aspects of the materials submitted in support of the renewal. The Board accorded appropriate weight to the work, deliberations and conclusions of the various committees in determining whether to continue the Agreements.

In addition, throughout the year, the Board regularly met with portfolio management teams and senior management personnel and reviewed information prepared by Carillon Tower and the Funds’ subadvisers addressing the services provided by Carillon Tower and the Funds’ subadvisers, as well as

Fund performance. Carillon Tower or its affiliates prepared detailed reports for the Board in November 2019 and in February, May and August 2020, including reports providing the results of analyses of the Funds’ performance and expenses.

With respect to the renewal of the Agreements, the Board took into consideration various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the estimated costs of the services provided to the Funds and the estimated profits realized by Carillon Tower and its affiliates, including ClariVest, Eagle, Cougar and Scout, from their relationships with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Carillon Tower, ClariVest, Eagle, Cougar and Scout with other clients (such as pension funds and other institutional investors); and (7) any benefits derived by Carillon Tower, ClariVest, Eagle, Cougar and Scout from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August 2020 meetings to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services.  |  The Board considered that the personnel responsible for the Funds at Carillon Tower are experienced in providing investment advisory services to the Funds; that the personnel responsible for the Funds at ClariVest, Eagle, Cougar and Scout are experienced in providing portfolio management services for the Funds; and that Carillon Tower, ClariVest, Eagle, Cougar and Scout have provided a continuous investment program for the Funds. The Board considered that Carillon Tower oversees and monitors the performance of, and services provided by, ClariVest, Eagle, Cougar, Scout and the Funds’ other service providers. The Board also considered that Carillon Tower and its affiliates, Carillon Fund Distributors, Inc. (“CFD”) and Carillon Fund Services, Inc. (“CFS”), provide certain administration, distribution and shareholder services to the Funds, and noted that CFS would not continue to provide services in the future as CFS would be dissolved on or before September 30, 2020. In addition, the Board considered that Carillon Tower and its affiliates are responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board considered that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Carillon Tower’s competitors, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board considered that: ClariVest is responsible for making investment decisions on behalf of the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; Eagle is responsible for making investment decisions on behalf of the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; Cougar is responsible for making investment decisions on behalf of the Carillon Cougar Tactical Allocation Fund; and Scout is responsible for making investment decisions on behalf of the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. The Board considered that ClariVest, Eagle, Cougar and Scout are responsible for placing all orders for the purchase and sale of securities and other investments for the Funds that they manage. The Board also considered: (1) information regarding the Carillon Tower, ClariVest, Eagle, Cougar and Scout personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Carillon Tower, ClariVest, Eagle, Cougar and Scout; (3) the financial information provided regarding Carillon Tower, ClariVest, Eagle, Cougar and Scout; and (4) Carillon Tower’s

71

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

recommendations to continue to retain ClariVest, Eagle, Cougar and Scout to provide portfolio management services to the Funds.

Investment Performance.  |  The Board considered comparisons of each Fund’s Class I performance, including, if applicable, a Fund’s one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2020, relative to the average performance of its Morningstar Category, Broadridge performance universe and benchmark indices. For each Fund, as relevant, the Board also considered the subadviser’s explanation regarding underperformance relative to the Fund’s Morningstar Category, Broadridge performance universe and/or benchmark indices.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, five-year, and ten-year periods ended June 30, 2020, but underperformed for the three-year period; and (2) the Fund underperformed its benchmark index for all relevant periods.

With respect to the Carillon ClariVest International Stock Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year and five-year periods ended June 30, 2020; and (2) the Fund underperformed its benchmark index for the one-year, three-year and five-year periods ended June 30, 2020.

With respect to the Carillon Cougar Tactical Allocation Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year and three-year periods ended June 30, 2020; and (2) the Fund underperformed its custom benchmark index (comprised 60% of the Barclays US Aggregate Bond Index and 40% of the MSCI All Country World Index) for the one-year and three-year periods ended June 30, 2020.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year, five-year and ten-year periods ended June 30, 2020; and (2) The Fund underperformed its benchmark index for all relevant periods.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year, five-year and ten-year periods ended June 30, 2020; and (2) the Fund outperformed its benchmark index for the one-year, five-year, and ten-year periods ended June 30, 2020, but underperformed for the three-year period.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered a number of factors regarding performance, including that the Fund underperformed the median of its Broadridge performance universe, Morningstar Category and benchmark index for the one-year, three-year, five-year and ten-year periods ended June 30, 2020.

With respect to the Carillon Scout International Fund, the Board considered a number of factors regarding performance, including that the Fund underperformed the median of its Broadridge performance universe, Morningstar Category and benchmark index for the one-year, three-year, five-year, and ten-year periods ended June 30, 2020.

With respect to the Carillon Scout Mid Cap Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe, Morningstar Category and benchmark index for the one-year, three-year, five-year, and ten-year periods ended June 30, 2020.

With respect to the Carillon Scout Small Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe for the one-year, three-year, and ten-year periods ended June 30, 2020, but outperformed for the five-year period; (2) the Fund underperformed its Morningstar Category for the one-year and three-year periods ended June 30, 2020, but outperformed for the five-year and ten-year periods; and (3) the Fund underperformed its benchmark index for the one-year period ended June 30, 2020, but outperformed for the three-year, five-year, and ten-year periods.

With respect to the Carillon Reams Core Bond Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe, Morningstar Category and benchmark index for the one-year, three-year, five-year and ten-year periods ended June 30, 2020.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe, Morningstar Category and benchmark index for the one-year, three-year, five-year, and ten-year periods ended June 30, 2020.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe, Morningstar Category and benchmark index for the one-year, three-year, and five-year periods ended June 30, 2020.

Fees and Expenses.  |  The Board considered the advisory fee rate payable by each Fund to Carillon Tower under the Agreements, the subadvisory fee rate payable by Carillon Tower to ClariVest, Eagle, Cougar and Scout, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board considered that the subadvisory fee rate paid by Carillon Tower to ClariVest, Eagle, Cougar or Scout, as applicable, is identical to the advisory fee rate paid to Carillon Tower by the Fund. The Board also considered the advisory fee rates paid to ClariVest, Eagle, Cougar and Scout for other accounts each subadviser manages in the same strategy as the relevant Fund. In addition, the Board considered comparisons of each Fund’s total expenses to the median total expenses of the applicable Fund’s Broadridge expense group and expense universe, based on data for the Fund’s latest fiscal year end. The Board also considered that Carillon Tower had undertaken contractual expense limitations with respect to the Funds. With respect to ClariVest and Scout, the Board considered that, to the extent there is a reduction in the fees paid to Carillon Tower as a result of Carillon Tower waiving its advisory fee, the amount that Carillon Tower pays to ClariVest or Scout would be reduced proportionately. The Board also considered that, if Carillon Tower subsequently recoups previously waived advisory fees from a Fund for which ClariVest or Scout is a subadviser, Carillon Tower will make a payment to ClariVest or Scout in an amount equal to the recoupment.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to Carillon ClariVest International Stock Fund, the Board considered that the total expenses of the Fund’s Class I shares were higher than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Cougar Tactical Allocation Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

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Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Carillon Eagle Growth & Income Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Scout International Fund, the Board considered that the total expenses of the Fund’s Class I shares were higher than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Mid Cap Fund, the Board considered that the total expenses of the Fund’s Class I shares were higher than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Small Cap Fund, the Board considered that the total expenses of the Fund’s Class I shares were equal to the median total expenses of its Broadridge expense group and lower than the median total expenses of its Broadridge expense universe.

With respect to the Carillon Reams Core Bond Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

Costs, Profitability and Economies of Scale.  |  The Board considered Carillon Tower’s estimated costs and profitability in providing services to the Funds, consolidated with its affiliated subadvisers. The Board also considered that each subadviser is an indirect wholly-owned subsidiary of RJF. The Board considered that, because the subadvisory fee rate paid by Carillon Tower to ClariVest, Eagle, Cougar or Scout, as applicable, is identical to the advisory fee rate paid to Carillon Tower, Carillon Tower retains none of the advisory fees received from the Funds. In addition, the Board considered that the estimated costs and profitability of ClariVest, Eagle, Cougar and Scout generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Carillon Tower’s advisory fee rate and estimated profitability and the Funds’ overall expense ratios. The Board also considered that Carillon Tower’s estimated profits on the services it provided to the Funds are reasonable in light of Carillon Tower’s estimated costs in providing services to each Fund and that Carillon Tower manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

In addition, the Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Carillon Tower; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits.  |  In evaluating compensation, the Board considered benefits that may be realized by Carillon Tower, ClariVest, Eagle, Cougar, Scout and their respective affiliates from their relationships with the Funds. The Board took into consideration that Carillon Tower and its affiliates have entered into revenue sharing and services agreements with third parties for marketing and/or shareholder services. The Board also considered that the Funds compensate Carillon Tower for providing administrative services and, in the past, have compensated CFS for providing shareholder services. The Board further considered that, as the Funds’ principal underwriter and distributor, CFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Carillon Tower have entered into agreements with CFD to sell Fund shares and receive compensation from CFD. The Board considered that ClariVest and Cougar do not enter into formal soft dollar arrangements. However, the Board also considered that Carillon Tower has entered into marketing agreements with ClariVest, Eagle, Cougar and Scout pursuant to which ClariVest, Eagle, Cougar and Scout pay Carillon Tower a fee for performing marketing and client services for the Funds and other clients of ClariVest, Eagle, Cougar and Scout.

Conclusions.  |  The Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Carillon Tower’s, ClariVest’s, Eagle’s, Cougar’s and Scout’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and estimated profits earned by Carillon Tower, ClariVest, Eagle, Cougar and Scout were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. The Board also determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Carillon Tower and between Carillon Tower and each of ClariVest, Eagle, Cougar and Scout.

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Principal Risks

(UNAUDITED)

Risk	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund
Allocation			X
Call			X
Commodities			X
Credit			X
Credit ratings			X
Dividend paying stocks				X
Emerging markets			X
Equity securities	X	X	X	X	X	X
Focused holdings			X	X
Foreign securities		X	X	X
Fund of funds			X
Growth stocks	X	X	X	X	X	X
High-yield securities			X
Inflation			X
Initial public offerings						X
Interest rate			X
Japan		X
Liquidity		X	X
Market, Fixed Income Market and Stock Market	X	X	X	X	X	X
Market timing		X	X			X
Mid-cap companies	X		X	X	X	X
Mortgage and asset-backed securities			X
Municipal securities			X
Other investment companies, including ETFs		X	X
Portfolio turnover			X
Quantitative Strategy	X	X
Recent Market Events	X	X	X	X	X	X
Redemptions			X
Sectors	X				X	X
Securities Lending	X	X	X	X	X	X
Small-cap companies			X		X	X
United Kingdom securities		X
U.S. Government securities and Government sponsored enterprises			X
U.S. Treasury obligations			X
Value stocks			X	X

Risk	Carillon Scout International Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund
Credit				X	X	X
Credit ratings				X	X	X

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Principal Risks

(UNAUDITED)

Risk	Carillon Scout International Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund
Derivatives				X	X	X
Emerging markets	X	X	X			X
Equity securities	X	X	X
Focused holdings			X
Foreign securities	X	X	X	X	X	X
Growth stocks	X	X	X
High-yield securities					X	X
Income				X	X	X
Interest rates				X	X	X
Issuer				X	X	X
Leverage				X	X	X
Libor						X
Liquidity	X			X	X	X
Market, Fixed Income Market and Stock Market	X	X	X	X	X	X
Market timing	X		X
Maturity				X	X	X
Mid-cap companies		X	X
Mortgage and asset-backed securities				X	X	X
Portfolio turnover		X		X	X	X
Recent Market Events	X	X	X	X	X	X
Redemptions				X	X	X
Sectors			X
Securities Lending	X	X	X	X	X	X
Short sales						X
Small-cap companies		X	X
United Kingdom securities	X
U.S. Government securities and Government sponsored enterprises				X	X	X
U.S. Treasury obligations				X	X	X
Valuation				X	X	X
Value stocks	X	X	X

Allocation  |  Allocation risk means that a fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes. The potential impact of the risks related to an asset class depends on the size of a fund’s investment allocation to it. Also, a fund’s subadviser may not allocate among the asset classes in a way that produces the intended result.

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Commodities  |  The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. Investments in commodities, such as gold, or in commodity-linked instruments, will subject a fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities. The value of commodity-linked instruments typically is based upon the price movements of underlying commodities and, therefore, may fluctuate widely based on a variety of both macroeconomic and commodity-specific factors. At times, these price fluctuations may be significant or rapid, and may not correlate to price movements in other asset classes. There may also be an imperfect correlation between the value of commodity-linked instruments and the underlying assets. Investments in these types of instruments may subject a fund to additional expenses.

Credit  |  A fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its

75

Principal Risks

(UNAUDITED)

financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Credit Ratings  |  Ratings by nationally recognized rating agencies represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Derivatives  |  Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if a fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund. Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; may affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or may otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

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Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk. Swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. Credit default swaps may be subject to credit risk and the risks associated with the purchase and sale of credit protection. With respect to a credit default swap, if a fund is selling credit protection, there is a risk a fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, a fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer’s debt obligations. Therefore, when selling protection, a fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case a fund may need to make an early termination payment. If a fund is buying credit protection, there is the risk that no credit event will occur and a fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case a fund may need to make an early termination payment.

•

Futures and Forward Contracts. Futures and forward contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose a fund to price fluctuations resulting from changes in interest rates. A fund could suffer a loss if interest rates rise after a fund has purchased an interest rate futures contract or fall after a fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose a fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index.

•

Options. The movements experienced by a fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause a fund to not achieve its objective. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. In the event that an option on futures is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin

76

Principal Risks

(UNAUDITED)

deposits. In addition, the writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position. There can be no guarantee that the use of options will increase a fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.

Emerging Markets  |  When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Equity Securities  |  A fund’s equity securities investments are subject to stock market risk. Such investments may also expose a fund to additional risks:

•

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

•

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

•

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•

Depositary Receipts. A fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

•

REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses.

•

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•

Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Focused holdings  |  For funds that normally hold a core portfolio of securities of fewer companies than other more diversified funds, the increase or decrease of the value of a single security may have a greater impact on the fund’s NAV and total return when compared to other diversified funds.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in

77

Principal Risks

(UNAUDITED)

governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a fund’s investments in the United Kingdom and Europe.

Fund of funds  |  Because investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act and the rules thereunder if the Tactical Allocation Fund is unable to rely on an ETF’s exemptive order permitting unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, the fund may be unable to allocate its investments in the manner the subadviser considers prudent, or the subadviser may have to select an investment other than that which the subadviser considers suitable.

Because the Tactical Allocation Fund invests principally in underlying funds, and the fund’s performance is directly related to the performance of such underlying funds, the ability of the fund to achieve its investment objectives is directly related to the ability of the underlying funds to meet their investment objectives. The investment techniques and risk analysis used by the fund’s and the underlying funds’ portfolio managers may not produce the desired results.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Income  |  A fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies, thus causing the purchasing power not to keep pace with inflation.

Initial public offerings  |  The market value of shares sold in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. The purchase of IPO shares may also involve high transaction costs. These offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also produce losses.

Interest rate  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. The Federal Reserve has raised and lowered the federal funds rate several times since December 2015 and may increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the fund. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Issuer  |  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Japan  |  A significant portion of a fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on a fund’s performance and increase the volatility of an investment in a fund.

Leverage  |  Certain transactions of a fund may give rise to a form of leverage. Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions. Certain derivatives that a fund may use may create leverage. Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives. Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses

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Principal Risks

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in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may cause a fund to be more volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

LIBOR  |  Certain of the instruments identified in a fund’s principal investment strategies have variable or floating coupon rates that are based on the LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new SOFR, which is intended to be a broad measure of overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for U.S. dollar LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets to replace sterling LIBOR. On July 27, 2017, the Chief Executive of the FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the fund’s performance and/or NAV.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Market, Fixed Income Market and Stock Market  |  Markets may at times be volatile and the value of a fund’s stock and fixed income holdings—and the income generated by a fund’s fixed income holdings—may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer, such as real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations, that may cause broad changes in market value, changes in the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a fund’s investments.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement.

Market timing  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc. (the “Manager”) and transfer agent of the Funds can detect all market timing activities.

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Principal Risks

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Maturity  |  A Fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, a fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Municipal securities  |  A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due.

Other investment companies, including ETFs  |  Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Quantitative Strategy Risk  |  The success of a fund’s investment strategy may depend in part on the effectiveness of a subadviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A subadviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.

Recent Market Events  |  Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Decisions by the Federal Reserve System (also known as “the Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates. The Fed has signaled that it plans to maintain its interventions at an elevated level. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown.

Political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the United Kingdom and European economies as well as the broader global economy.

The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial market, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the

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Principal Risks

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changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

An epidemic outbreak and governments’ reactions to such a public health crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The effect of recent efforts undertaken by the Fed to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet known. In addition, COVID-19 could cause the need for employees and vendors at various businesses, including Carillon Towers Advisers, Inc. (“Carillon Tower”) or a fund’s subadviser, to work at external locations, and extensive medical absences. Carillon Tower and the funds’ subadvisers have policies and procedures to address known situations, but because a large epidemic may create significant market and business uncertainties and disruptions, not all events that could affect the business of Carillon Tower or a fund’s subadviser can be determined and addressed in advance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Redemptions  |  A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Health care sector  |  The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (ii) subject to extensive litigation based on product liability and similar claims, and (iii) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector.

Information technology sector  |  The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Securities Lending  |  A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of a fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. Borrowers of a fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

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Principal Risks

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Short sales  |  A short sale creates the risk of a loss if the price of the underlying security increases, thus increasing the cost to a fund of buying those securities to cover the short position. The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short. A fund may lose more money than the actual cost of a short sale investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

United Kingdom securities  |  A fund’s exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds. Investments in United Kingdom issuers may subject a fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy. The United Kingdom economy, along with certain other European Union economies, experienced a significant economic slowdown during the recent financial crisis; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which a fund has exposure.

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, commonly referred to as Brexit, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On January 31, 2020, the United Kingdom left the European Union and on this date the United Kingdom entered into a transition period scheduled to end on December 31, 2020. There is still considerable uncertainty relating to the potential consequences of the exit, including with respect to the negotiations of new trade agreements during the transition period, whether Brexit will have a negative impact on the United Kingdom or the broader global economy or the value of the British pound, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the European Union. United Kingdom businesses are increasingly preparing for a disorderly Brexit as there is a risk trade negotiations between the United Kingdom and the European Union may not be completed by the end of the transition period or the outcomes are undesirable. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but also the broader global economy, could be significant, potentially resulting in increased volatility in exchange rates and interest rates, illiquidity, and lower economic growth for companies that rely significantly on

Europe for their business activities and revenues. The United Kingdom may be less stable than it has been in recent years, and investments in the United Kingdom may be difficult to value, or subject to greater or more frequent rises and falls in value. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any further exits from the European Union, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any of these effects of Brexit could adversely affect any of the companies to which a fund has exposure and any other assets that a fund invests in.

U.S. Government securities and Government sponsored enterprises  |  A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk.

U.S. Treasury Obligations  |  Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities.

Valuation  |  Securities held by a fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

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Trustees and Officers

Background of Trustees and Officers  |  The following is a list of the Trustees and Officers of the Trust with their principal occupations and positions as of October 31, 2020, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, that the Trustees hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years

Interested Trustee (b)

J. Cooper Abbott (1969) Trustee since 2017 (Carillon Series Trust) Trustee from 2012 to 2017 (Eagle Series Trust)	President and Chairman of Carillon Tower since 2017; President and Chief Operating Officer of Eagle since 2016; President of Carillon Family of Funds since 2017; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; President of Eagle Family of Funds 2016-2017	12	Director, Scout Investments, Inc. since 2017; Director, Cougar Global Investments, Ltd. since 2015; Director, ClariVest Asset Management LLC since 2012; Director, Carillon Fund Services, Inc. 2009-2020; Director, Eagle Fund Services, Inc. (“EFS”) (d) 2009-2020

Independent Trustees

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012-2015; President and Chief Executive Officer, Transamerica Asset Management 2006-2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	12	Director, Operation PAR, Inc. since 2016; Trustee, RiverNorth Funds since 2013 (7 funds)

Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	12	N/A

Liana O’Drobinak (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017-2019	12	Founding Director, since 2020, Managing Director, (ended 2020), Aurora Angel Investor Network Corp.

Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2019-2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	12	N/A

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Trustees and Officers

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years

Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006-2016; Senior Investment Officer, Director of Fixed Income, OppenheimerFunds 1996-2009	12	Chair, Board of Trustees since 2016, Trustee and Treasurer 2013-2016, Chair, Board of Trustees 2010-2013, New Jersey Law and Education Empowerment Project (NJ LEEP); Board Member since 2017, Chair, Investment Committee and Member, Finance Committee since 2018, Charity Navigator; Trustee and Investment Committee Member since 2015, Member Finance Committee 2020, Community Service Society; President, Board of Managers, 275 W. 10th St. Condominium since 2018
Principal Occupation(s) During Past Five Years

Officers (c)

J. Cooper Abbott (1969) President since 2017 (Carillon Series Trust) President from 2016 to 2017 (Eagle Family of Funds)	President and Chairman of Carillon Tower since 2017; President and Chief Operating Officer of Eagle since 2016; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; Director, Scout Investments, Inc. since 2017; Director, Cougar Global Investments Ltd. Since 2015; Director of ClariVest Asset Management LLC since 2012; Director, Carillon Fund Services, Inc. (d) 2009-2020; Director, Eagle Fund Services, Inc. (d) 2009-2020

Susan L. Walzer (1967) Principal Executive Officer since 2017 (Carillon Series Trust) Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)	Director of Carillon Tower, since 2019; Director of Carillon Fund Services, lnc., 2019-2020; Director of Carillon Fund Distributors, Inc., since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower, since 2018; Vice President of Fund Administration, Carillon Tower, 2017-2018; Vice President of Fund Administration, Eagle, 2011-2017

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower, since 2018; Manager of Fund Accounting for Carillon Tower 2017-2018; Manager of Fund Accounting for Eagle 2005-2017 and Fund Reporting for Eagle 2010-2017

Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020; Chief Compliance Officer, Water Island Capital, 2016-2019; Senior Vice President of Legal and Compliance, Neuberger Berman, 2014-2016

Additional information about the Funds’ Trustees can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Carillon Family of Funds toll free at 1-800-421-4184 or by accessing our website at www.carillontower.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

(b) Mr. Abbott is an Interested Trustee as that term is defined by the 1940 Act. Mr. Abbott is affiliated with ClariVest, Cougar Global Investments, Scout Investments, Inc., Eagle, Carillon Tower and Raymond James Financial.

(c) Officers each serve one year terms.

(d) Prior to September 13, 2010, Carillon Fund Services, Inc. (then known as “Eagle Fund Services, Inc.”) served as the Funds’ transfer agent.

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Go Paperless with eDeliveryeDelivery is the most convenient, economical and environmentally-conscious way to receive information about your fund. To enroll, please visit carillontower.com/eDeliveryPlease consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Call 800.421.4184 or your financial professional, or visit www.carillontower.com, for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.This report is for the information of Shareholders of the Carillon Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-PORT. These filings are available on the Commissions’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30th of that year, is available without charge, upon request, by calling the Carillon Family of Funds, toll-free at the number above, by accessing our website at carillontower.com or by accessing the Commission’s website at www.sec.gov.880 Carillon Parkway    | St. Petersburg, FL 33716    | 800.421.4184    | carillontower.comCarillon Fund Distributors, Inc. , Member FINRA

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2020, Carillon Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period, other than technical, administrative, and other non-substantive amendments. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period.    A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that Liana O’Drobinak is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Ms. O’Drobinak is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $383,000 for the fiscal period ended October 31, 2019, and $380,000 for the fiscal period ended October 31, 2020.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2019, and October 31, 2020. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2019, and $0.00 for the fiscal period ended October 31, 2020.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $58,000 for the fiscal period ended October 31, 2019, and $58,000 for the fiscal period ended October 31, 2020. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2019, and October 31, 2020.

(d) All Other Fees

For the fiscal periods ended October 31, 2019, and October 31, 2020, the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2019, and October 31, 2020.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust that relates directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2020, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2019, and October 31, 2020.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Trust.

Item 8. Portfolio	Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of December 18, 2020.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item  13. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the Trust.

(a)(4) Not applicable to the Trust

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 Section 1350 of Chapter 63 of Title 18 of the United States Code is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARILLON SERIES TRUST
Date: December 18, 2020

/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

CARILLON SERIES TRUST

Date: December 18, 2020	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 18, 2020	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer